Exhibit 10.7

MASTER
LAND AND BUILDING LEASE

(Pool A)

between

DBMFI LLC,
a Delaware limited liability company,

as LANDLORD

and

MORGAN’S FOODS, INC.,
an Ohio corporation

as TENANT

December 9, 2011

MASTER LAND AND BUILDING LEASE

MASTER LAND AND BUILDING LEASE

Schedule 1	Defined Terms

Schedule 2	List of Franchise Agreements

Exhibit A	Location/Address/Legal Description of Demised Properties

Exhibit B	Form of SNDA

Exhibit C	Form of Tenant’s Estoppel Certificate

Exhibit D-1	Form of Memorandum of Lease (Missouri)

Exhibit D-2	Form of Memorandum of Lease (New York)

Exhibit D-3	Form of Memorandum of Lease (Ohio)

Exhibit D-4	Form of Memorandum of Lease (Pennsylvania)

Exhibit D-5	Form of Memorandum of Lease (West Virginia)

Exhibit E	Form of Landlord Assignment Lease Agreement

Exhibit F	Intentionally Omitted

Exhibit G	St. Louis Properties

MASTER LAND AND BUILDING LEASE

MASTER
LAND AND BUILDING LEASE
(Pool A)

THIS MASTER LAND AND BUILDING LEASE (this “Lease”) is made and entered into as of December 9, 2011 (the “Commencement Date”), by and between DBMFI LLC, a Delaware limited liability company (“Landlord”) and MORGAN’S FOODS, INC., an Ohio corporation (“Tenant ”).

R E C I T A L S

A.           Landlord owns (i) good and indefeasible title in fee simple to the land described on Exhibit A attached hereto (collectively, the “Land”); and (ii) all Improvements and other structures located on any of the Land; any rights of way, easements, parking covenants, entitlements, privileges and other rights appurtenant to the Land, including regarding any street adjoining any portion of the Land and any air and development rights related to the Land and any and all fixtures at or on the Land, including all of the machinery, equipment and systems at or on any of the Land (collectively, “Building Equipment”), including the following (but specifically excluding any of the following that are not “fixtures” pursuant to applicable Law): built-in equipment; compressors; appliances; engines; electrical, plumbing, heating, ventilating, and air conditioning machinery; fire sprinklers and fire suppression equipment; lighting (including emergency lighting); security cameras and systems; paging and sound systems; walk-in coolers and grill hoods; built-in sinks; built-in shelving; awnings, and supports for signs (all of the foregoing in this clause (ii), collectively, “Improvements”). The Land and all Improvements thereon are collectively referred to herein as “Demised Properties” and each individually as a “Demised Property .”

B.           The personal property, trade fixtures and equipment owned or leased by Tenant located at any Demised Properties and used in connection with the operation of the business at the Demised Properties (other than the Building Equipment) are referred to herein collectively as the “Restaurant Equipment .”

C.           Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, the Demised Properties so that Tenant may, in accordance with and subject to the terms, conditions and restrictions of this Lease, operate (or cause the operation of) a Kentucky Fried Chicken (or KFC) restaurant at each Demised Property.

D.           Notwithstanding any other provision of this Lease, this Lease constitutes a single and indivisible lease of all the Demised Properties collectively, and is not an aggregation of leases for the separate Demised Properties. Neither Landlord nor Tenant would have entered into this Lease except as a single and indivisible lease, and the rental herein has been established on the basis of the specific structure of the subject transaction and the economic benefits and risk profile of the transaction as a whole, and not based on the valuation or price of any individual Demised Property. Tenant’s rights to any one Demised Property are dependent on Tenant’s full performance of its obligations as to every other Demised Property, and consideration supporting any agreements under this Lease regarding any Demised Property also supports the agreements under this Lease regarding all other Demised Properties.

MASTER LAND AND BUILDING LEASE

NOW, THEREFORE, in consideration of the lease of the Demised Properties and the rents, covenants and conditions herein set forth, and with reference to the definitions of various terms used herein as set forth on Schedule 1 hereto, Landlord and Tenant do hereby covenant, promise and agree as follows:

ARTICLE 1     DEMISE OF PREMISES

Subject to the terms and conditions contained herein, Landlord does hereby lease unto Tenant, and Tenant does hereby hire from Landlord, for the term hereinafter provided in Article 2 , the Demised Properties for the use thereof by Tenant, Tenant’s employees, customers and invitees.

ARTICLE 2     TERM

Section 2.01
(a)           This Lease shall commence on the Commencement Date and terminate on December 8, 2031 (the “Original Lease Term”) unless sooner terminated as hereinafter set forth. The “Lease Term,” as such term is used herein, means the Original Lease Term as extended (or as may be extended) pursuant to Section 2.02 below, unless sooner terminated as hereinafter set forth.

(b)           This Lease shall be deemed to be in full force and effect upon the Commencement Date. Tenant shall be deemed in possession of the Demised Properties upon the Commencement Date.

Section 2.02

(a)           Tenant shall have the option to extend the term of this Lease for up to four (4) separate option periods upon and subject to the terms set forth below in this Section 2.02. The first option period (the “First Option Period”) shall commence at the expiration of the Original Lease Term. The second option period (the “Second Option Period”) shall commence at the expiration of the First Option Period. The third option period (the “Third Option Period”) shall commence at the expiration of the Second Option Period. The fourth option period (the “Fourth Option Period”) shall commence at the expiration of the Third Option Period. The First Option Period, the Second Option Period, the Third Option Period and the Fourth Option Period are sometimes referred to herein collectively as the “Option  Periods” and individually as an “Option Period.” Each Option Period shall continue for a period of five (5) years from and after the commencement date of such Option Period. Except as otherwise expressly provided herein, all of the terms and conditions of this Lease applicable to the Original Lease Term shall continue to apply during each Option Period. In no event shall Tenant have any options to extend the term of this Lease except as expressly provided herein. A notice delivered by Tenant to Landlord in order to extend the term of this Lease for any Option Period pursuant to the terms hereof is referred to herein as an “Extension Notice”.

(b)           To validly extend the Lease Term for the First Option Period for all the Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the First Option Period (i) Tenant must and shall deliver to Landlord such Extension Notice not earlier than fifteen (15) months prior to the expiration of the Original Lease Term and not later than twelve (12) months prior to the expiration of the Original Lease Term, and (ii) as of the date such Extension Notice is delivered to Landlord, and as of the date the First Option Period is scheduled to commence, there shall be no existing Default or Event of Default under this Lease.

MASTER LAND AND BUILDING LEASE

(c)           To validly extend the Lease Term for the First Option Period for some, but not all, Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the First Option Period (a “PE First Option Period” and such option, a “PE First Option”) (i) Tenant must and shall deliver to Landlord such Extension Notice not earlier than fifteen (15) months prior to the expiration of the Original Lease Term and not later than twelve (12) months prior to the expiration of the Original Lease Term; (ii) Tenant’s Extension Notice shall list the Demised Properties that Tenant desires be subject to such extension (the “First Option Extension Properties ”) provided, however, that the First Option Extension Properties must comprise at least seventy-five percent (75%) of all the Demised Properties covered by this Lease (other than the St. Louis Properties) as of the date of Tenant’s delivery to Landlord of such Extension Notice; and (iii) as of the date such Extension Notice is delivered to Landlord, and as of the date the First Option Period is scheduled to commence, there shall be no existing Default or Event of Default under this Lease.

(d)           To validly extend the Lease Term for the Second Option Period for all the Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the Second Option Period (i) Tenant must have validly extended this Lease for the First Option Period (whether such First Option Period is for all Demised Properties under this Lease or a PE First Option Period) (ii) Tenant must and shall deliver to Landlord such Extension Notice not earlier than fifteen (15) months prior to the expiration of the First Option Period and not later than twelve (12) months prior to the expiration of the First Option Period, and (iii) as of the date such Extension Notice is delivered to Landlord, and as of the date the Second Option Period is scheduled to commence, there shall be no existing Default or Event of Default under this Lease.

(e)           To validly extend the Lease Term for the Second Option Period for some, but not all, Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the Second Option Period (a “PE Second Option Period” and such option, a “PE Second  Option”) (i) Tenant must have validly extended this Lease for the First Option Period (whether such First Option Period is for all Demised Properties under this Lease or a PE First Option Period), (ii) Tenant must and shall deliver to Landlord such Extension Notice not earlier than fifteen (15) months prior to the expiration of the First Option Period and not later than twelve (12) months prior to the expiration of the First Option Period; (iii) Tenant’s Extension Notice for the Second Option Period shall list the Demised Properties that Tenant desires be subject to such extension (the “Second Option Extension Properties”); provided, however, that the Second Option Extension Properties must comprise at least seventy-five percent (75%) of all the Demised Properties covered by this Lease (other than the St. Louis Properties) as of the date of Tenant’s delivery to Landlord of such Extension Notice; and (iv) as of the date such Extension Notice is delivered to Landlord, and as of the date the Second Option Period is scheduled to commence, there shall be no existing Default or Event of Default under this Lease.

(f)           To validly extend the Lease Term for the Third Option Period for all the Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the Third Option Period (i) Tenant must have validly extended this Lease for the Second Option Period (whether such Second Option Period is for all Demised Properties under this Lease or a PE Second Option Period) (ii) Tenant must and shall deliver to Landlord such Extension Notice not earlier than fifteen (15) months prior to the expiration of the Second Option Period and not later than twelve (12) months prior to the expiration of the Second Option Period, and (iii) as of the date such Extension Notice is delivered to Landlord, and as of the date the Third Option Period is scheduled to commence, there shall be no existing Default or Event of Default under this Lease.

(g)           To validly extend the Lease Term for the Third Option Period for some, but not all, Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the Third Option Period (a “PE Third Option Period” and such option, a “PE Third Option”) (i) Tenant must have validly extended this Lease for the Second Option Period (whether such Second Option Period is for all Demised Properties under this Lease or a PE Second Option Period), (ii) Tenant must and shall deliver to Landlord such Extension Notice not earlier than (15) months prior to the expiration of the Second Option Period and not later than twelve (12) months prior to the expiration of the Second Option Period; (iii) Tenant’s Extension Notice for the Third Option Period shall list the Demised Properties that Tenant desires be subject to such extension (the “Third Option Extension Properties”); provided, however, that the Third Option Extension Properties must comprise at least seventy-five percent (75%) of all the Demised Properties covered by this Lease (other than the St. Louis Properties) as of the date of Tenant’s delivery to Landlord of such Extension Notice; and (iv) as of the date such Extension Notice is delivered to Landlord, and as of the date the Third Option Period is scheduled to commence, there shall be no existing Default or Event of Default under this Lease.

MASTER LAND AND BUILDING LEASE

(h)           To validly extend the Lease Term for the Fourth Option Period for all the Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the Fourth Option Period (i) Tenant must have validly extended this Lease for the Third Option Period (whether such Third Option Period is for all Demised Properties under this Lease or a PE Third Option Period) (ii) Tenant must and shall deliver to Landlord such Extension Notice not earlier than (15) months prior to the expiration of the Third Option Period and not later than twelve (12) months prior to the expiration of the Third Option Period, and (iii) as of the date such Extension Notice is delivered to Landlord, and as of the date the Fourth Option Period is scheduled to commence, there shall be no existing Default or Event of Default under this Lease.

(i)           To validly extend the Lease Term for the Fourth Option Period for some, but not all, Demised Properties subject to this Lease at the date of Tenant’s delivery to Landlord of an Extension Notice for the Fourth Option Period (a “PE Fourth Option Period” and such option, a “PE Fourth  Option”) (i) Tenant must have validly extended this Lease for the Third Option Period (whether such Third Option Period is for all Demised Properties under this Lease or a PE Third Option Period), (ii) Tenant must and shall deliver to Landlord such Extension Notice not earlier than (15) months prior to the expiration of the Third Option Period and not later than twelve (12) months prior to the expiration of the Third Option Period; (iii) Tenant’s Extension Notice for the Fourth Option Period shall list the Demised Properties that Tenant desires be subject to such extension (the “Fourth Option Extension Properties”); provided, however, that the Fourth Option Extension Properties must comprise at least seventy-five percent (75%) of all the Demised Properties covered by this Lease (other than the St. Louis Properties) as of the date of Tenant’s delivery to Landlord of such Extension Notice; and (iv) as of the date such written Extension Notice is delivered to Landlord, and as of the date the Fourth Option Period is scheduled to commence, there shall be no existing Default or Event of Default under this Lease.

(j)           Without limiting anything contained in Section 36.02 hereof, time is of the strictest essence in the performance of each provision of this Section 2.02 . Either party, upon request of the other, shall execute and acknowledge, in form suitable for recording, an instrument confirming any Option Period, with Tenant paying all applicable recording costs.

ARTICLE 3     RENT

Section 3.01     Rent. Tenant shall pay all Base Rent and Additional Rent, from and after the Commencement Date and thereafter throughout the Lease Term, without offset, deduction, or abatement, except as may be otherwise expressly provided herein. Notwithstanding the foregoing, any amounts due by Tenant to Landlord hereunder for which no due date is expressly specified herein shall be due within fifteen (15) days following the delivery to Tenant by Landlord of written notice of such amounts due. Except as otherwise expressly provided herein, in the event of nonpayment by Tenant of any Rent, Landlord shall have the same rights and remedies in respect thereof regardless of whether such Rent is Base Rent or Additional Rent. All payments of Rent due to Landlord shall be paid to Landlord (at its election from time to time) in one of the following manners: (a) by electronic deposit into an account designated by Landlord (a “Landlord’s Account”), (b) by mail at Landlord’s address set forth in Article 17 , or (c) by mail to any other place in the United States designated by Landlord upon at least thirty (30) days’ prior written notice to Tenant.

MASTER LAND AND BUILDING LEASE

Section 3.02     Base Rent .

(a)           The following terms shall have the following meanings:

(i)            “Base Date” means (A) if the Commencement Date is the first day of a calendar month, the Commencement Date, and (B) if the Commencement Date is other than the first day of a calendar month, the first day of the first calendar month occurring after the Commencement Date.

(ii)           “Initial Adjustment Dates” means, collectively, each anniversary of the Base Date, through and including the fourth (4th) anniversary of the Base Date.

(iii)          “Initial Base Rent Escalation” means one and one-half percent (1.5%).

(iv)         “PE Option” means any of the First PE Option, the Second PE Option, the Third PE Option or the Fourth PE Option.

(v)           “PE Option Base Rent” means, for any PE Option (A) the product of (i) the total dollar amount of all sales at all PE Option Extension Properties for the latest consecutive twelve (12) calendar month period for which sales information has been delivered to Landlord under Section 13.02 as of the calculation date, divided by (ii) the total dollar amount of all sales at all Demised Properties for the latest consecutive twelve (12) calendar month period for which sales information has been delivered to Landlord under Section 13.02 as of the calculation date, multiplied by (B) the Base Rent applicable immediately prior to the PE Option Period caused by the exercise of such PE Option, multiplied by (C) 110%.

(vi)         “PE Option Extension Properties” means any of the First PE Option Extension Properties, the Second PE Option Extension Properties, the Third PE Option Extension Properties or the Fourth PE Option Extension Properties.

(vii)        “ PE Option Period” means any of the First PE Option Period, the Second PE Option Period, the Third PE Option Period or the Fourth PE Option Period.

(viii)       “Subsequent Adjustment Dates” means, collectively, (A) the fifth (5th) anniversary of the Base Date, (B) the tenth (10th) anniversary of the Base Date, (C) the fifteenth (15th) anniversary of the Base Date, (D) in the event the option for a First Option Period (other than a PE First Option Period) is timely exercised as provided in Article 2, the twentieth (20th) anniversary of the Base Date, (E) in the event the option for a Second Option Period (other than a PE Second Option Period) is timely exercised as provided in Article 2, the twenty-fifth (25th) anniversary of the Base Date, (F) in the event the option for a Third Option Period (other than a PE Third Option Period) is timely exercised as provided in Article 2, the thirtieth (30th) anniversary of the Base Date, and (G) in the event the option for a Fourth Option Period (other than a PE Fourth Option Period) is timely exercised as provided in Article 2, the thirty-fifth (35th) anniversary of the Base Date.

MASTER LAND AND BUILDING LEASE

(ix)           “ Subsequent Base Rent Escalation” means ten percent (10%).

(b)           The base rent amount for the Demised Properties for each month of the Lease Term shall be US$95,122, as increased as hereinafter provided (“Base Rent”). Tenant shall pay to Landlord Base Rent, in advance, without demand therefor, on or before the first day of each and every calendar month during the Lease Term and if the Commencement Date is not the first day of a calendar month, Tenant shall pay to Landlord pro-rated Base Rent on the Commencement Date for the partial calendar month in which the Commencement Date occurs.

(c)           Subject to the terms of this Section, (i) on each of the Initial Adjustment Dates, the Base Rent shall increase by the Initial Base Rent Escalation, and such increased Base Rent shall apply for the ensuing one-year period; and (ii) on each of the Subsequent Adjustment Dates, the Base Rent shall increase by the Subsequent Base Rent Escalation, and such increased Base Rent shall apply for the ensuing five-year period. For the avoidance of doubt, the parties acknowledge that Base Rent for any PE Option Period shall be determined as provided in clause (d) of this Section 3.02 (and not this clause (c) of this Section 3.02).

(d)           Base Rent for any PE Option Period shall be the PE Option Base Rent. After delivery to Landlord by Tenant of a timely and valid exercise of a PE Option, and not later than thirty (30) days prior to the commencement of the applicable PE Option Period, Landlord shall calculate the PE Option Base Rent and notify Tenant of such calculation, which shall be binding on the parties absent manifest error.

Section 3.03     Additional Rent .

(a)           If by applicable Law, any general or special assessment or like charge may be paid in installments without any penalty whatsoever, then such assessment may be paid in such installments and Tenant shall only be liable for the portion thereof that is allocable or attributable to the Lease Term or any portion thereof. If such assessment or charge may be payable in installments with interest, Tenant may pay such assessment or charge in installments, together with all interest thereon, provided that if such installments extend beyond the Lease Term, Landlord shall have the option to pay all remaining installments coming due following the Lease Term without interest.

(b)           Tenant shall pay all Real Estate Taxes directly to the collecting authority no less than thirty (30) days prior to the delinquency date thereof and shall provide Landlord not less than ten (10) Business Days prior to such delinquency date a copy of the paid receipt for each installment of Real Estate Taxes so paid. Nothing in this Lease shall obligate Tenant to pay any estate, inheritance, franchise, net income or similar taxes of Landlord (other than any rental taxes imposed upon the Landlord that are measured by or based in whole or in part directly upon the Rent payable under this Lease, whether existing at the date hereof or hereinafter imposed by any Governmental Authority) nor shall any of same be deemed Real Estate Taxes, unless the same shall be specifically imposed in substitution for, or in lieu of, Real Estate Taxes. Notwithstanding the first sentence of this clause (b), upon the occurrence of both of the following events, Tenant shall pay Real Estate Taxes to Landlord no less than thirty (30) days prior to the delinquency date thereof (the “RE Taxes Additional Rent”) in lieu of payment directly to the applicable collecting authority: (i) delivery to Tenant of a written request therefor from Landlord, and (ii) the occurrence and continuance of any Default under this Section 3.03(b) by Tenant, or the occurrence and the continuance of any Event of Default under any provision in this Lease (either event described in the foregoing clause (ii) is referred to herein as a “RE Taxes Additional Rent Trigger”). Funds paid by Tenant as RE Taxes Additional Rent shall be used only for the payment of the Real Estate Taxes. If Tenant fails to pay the appropriate party (Landlord or the collecting authority, as provided herein) all Real Estate Taxes when due hereunder, then Tenant shall, without limiting any other remedies available to Landlord, reimburse Landlord for any and all penalties or interest, or portion thereof, paid or incurred by Landlord as a result of such nonpayment or late payment by Tenant.

MASTER LAND AND BUILDING LEASE

(c)           Tenant shall have the right to undertake an action or proceeding against the applicable collecting authority seeking an abatement of Real Estate Taxes or a reduction in the valuation of the Demised Properties and/or contest the applicability of any Real Estate Taxes; provided, however, that Tenant delivers to Landlord prior written notice of any such action or proceeding by Tenant, and that Tenant has paid timely (and continues to pay timely) all Real Estate Taxes as provided in this Lease to the extent required by applicable Law. In any instance where any such permitted action or proceeding is being undertaken by Tenant, (i) Landlord shall cooperate reasonably with Tenant, at no cost or expense to Landlord, and execute any and all documents approved by Landlord and reasonably required in connection therewith and (ii) Tenant shall provide Landlord with all information reasonably requested by Landlord with respect to such action or proceeding within five (5) days after receipt of Landlord’s written request. Tenant shall be entitled to any refund (after the deduction therefrom of all expenses incurred by Landlord in connection therewith) of any Real Estate Taxes (including penalties or interest thereon) received by Tenant or Landlord, whether or not such refund was a result of actions or proceedings instituted by Tenant.

(d)           Tenant shall be solely responsible for, and shall pay directly to the applicable service providers, the cost of all utility services provided to the Demised Properties throughout the Lease Term. Notwithstanding the foregoing, upon the occurrence of both of the following events, Tenant shall pay to Landlord the cost of any and all utility services provided to the Demised Properties in lieu of payment directly to the applicable service providers: (i) delivery to Tenant of a written request therefor from Landlord, and (ii) any Default under this Section 3.03(d) by Tenant, or any Event of Default. Funds paid by Tenant to Landlord pursuant to the immediately preceding sentence shall be used only for the payment of the cost of utility services to the Demised Properties. If Tenant fails to pay the appropriate party (Landlord or the service providers, as provided herein) all such costs when due hereunder, then Tenant shall, without limiting any other remedies available to Landlord, reimburse Landlord for any and all penalties or interest, or portion thereof, paid or incurred by Landlord as a result of such nonpayment or late payment by Tenant.

(e)           Without limiting any of Tenant’s other obligations set forth in this Article, Tenant shall pay to Landlord, with each payment due to Landlord hereunder (and as a part of Rent due hereunder), all sales and excise tax on rental income and all other similar taxes imposed upon Landlord with respect to rental or other payments (including, but not limited to RE Taxes Additional Rent and Real Estate Taxes paid directly to the taxing authority to the extent deemed includible in Landlord’s gross income or gross receipts) in the nature of a gross receipts tax, gross income tax, margins tax, sales tax, occupancy tax, business improvement district tax, occupation tax, business and occupation tax, business privilege tax or the like, whether imposed by a federal, state or local taxing authority, which, when added to such payment, shall yield to Landlord after deduction of all such tax payable by Landlord (including any such taxes that may be payable on the additional amounts payable pursuant to this paragraph, on a “grossed-up” basis) with respect to all such payments a net amount which Landlord would have realized from such payment had no such tax been imposed.

(f)           Any indemnity payments due to Landlord from Tenant hereunder that are attributable to liabilities, fixed or contingent, known or unknown (i) that existed as of the date hereof, or relate to periods prior to and including the date hereof, or (ii) to which the Demised Properties were subject as of the date hereof, or that existed on the date hereof and ran with the Demised Properties and became a liability of the Landlord as the transferee or assignee of the previous owner of the Demised Properties, shall not be treated as additional rent or other gross income of the Landlord for federal income tax purposes, but as an adjustment to the Landlord’s adjusted basis in the Demised Properties, which adjusted basis shall prior to the receipt by Landlord of such indemnity payments be deemed to include the amount of such liabilities. Tenant agrees that it will take no position inconsistent herewith for federal income tax purposes.

MASTER LAND AND BUILDING LEASE

ARTICLE 4     USE

Section 4.01     Tenant may use the Demised Properties to operate “Kentucky Fried Chicken”, “KFC”, “Pizza Hut”, “Taco Bell” or any other Yum! National Brand restaurants (each a “Permitted Restaurant Brand” and collectively, the “Permitted Restaurant Brands”), and for no other purpose without the prior written consent of Landlord, which approval may be granted or withheld in the reasonable discretion of Landlord. Subject to (a) applicable Law, and (b) Tenant’s right to make Required Alterations that (i) are completed in fewer than sixty (60) days, and (ii) do not involve more than three (3) Demised Properties at any given time, Tenant shall open and operate a Permitted Restaurant Brand at each of the Demised Properties during all hours that are customary for similarly situated sites of the applicable Permitted Restaurant Brand. This covenant of continuous operation is an additional consideration and a material inducement for Landlord to enter into this Lease.

Section 4.02     Notwithstanding any other provision of this Article, Tenant shall not use, or suffer or permit any Person to use, the Demised Properties or any portion thereof for any purpose in violation of any applicable Law, or in violation of any covenants or restrictions of record. From the Commencement Date and thereafter throughout the Lease Term, Tenant shall conduct its business in a commercially reasonable and reputable manner with respect to each of the Demised Properties and in compliance with the terms and provisions of this Lease. The character of the occupancy of the Demised Properties is an additional consideration and a material inducement for the granting of this Lease by Landlord to Tenant.

Section 4.03     Without limiting any other provision of this Lease, all obligations of Tenant under this Article 4  shall apply also to any subtenant of any of the Demised Properties.

ARTICLE 5     PERFORMANCE OF OBLIGATIONS; ACCEPTANCE OF DEMISED PROPERTIES

Tenant hereby represents, warrants and covenants to Landlord that Tenant has the right and lawful authority to enter into this Lease and perform Tenant’s obligations hereunder. Tenant acknowledges that it has had access to the Demised Properties prior to execution of this Lease and has had the opportunity to perform all tests, studies, inspections and investigations (including any investigations regarding zoning and use issues regarding all Demised Properties) and has in fact evaluated the Demised Properties to the extent required for its operations, that it desires, and that Tenant is accepting each Demised Property in its AS IS condition existing on the date Tenant executes this Lease. Tenant hereby accepts each Demised Property in its condition as of the date of possession hereunder, subject to all applicable Law, as well as private easements and restrictions, governing and regulating the use, operation or maintenance of the Demised Properties, whether or not of record (collectively, the “Diligence Matters”), and accepts this Lease subject thereto and to all matters disclosed hereby, and by any exhibits attached hereto. Tenant waives to the fullest extent allowed by Law any rights to notice by Landlord regarding the condition of the Demised Properties, whether at law or in equity, and hereby waives any rights and remedies thereunder based in any alleged or actual future of Landlord to provide any such notices. Tenant acknowledges that (a) neither Landlord nor any of its Affiliates has made any representation or warranty as to the suitability of any Demised Property for the conduct of the Tenant’s business and (b) Tenant is entering into this Lease solely on the basis of its own investigations and familiarity with the Demised Properties and not on the basis of any representation, warranty, covenant, agreement, undertaking, promise, statement, arrangement or understanding by, on behalf of, or with, Landlord or any of its Affiliates, except as expressly set forth in this Lease.

MASTER LAND AND BUILDING LEASE

ARTICLE 6     ALTERATIONS

Subject to the provisions of this Article 6, Tenant shall have no right to make changes, alterations or additions (collectively, “Alterations”) to the Improvements at any single Demised Property that involve structural changes or that cost in the aggregate in excess of US$50,000.00 per Demised Property, which amount shall be adjusted annually in proportion to increases in the CPI, in each case without prior written consent of Landlord, which Landlord agrees it will not withhold unreasonably; provided, however, in no event shall any Alterations be made that, after completion, would: (i) reduce the value of the Improvements as they existed prior to the time that said Alterations are made; or (ii) adversely affect the structural integrity of the Improvements; provided further, that Landlord shall not withhold its consent (1) to any Alterations (“Required Alterations”) that (x) have been approved by all applicable Governmental Authorities, (y) are required by the franchisor of the applicable Permitted Restaurant Brand, and (z) otherwise comply with subsections (i) and (ii) above, and (2) provided that no Default has occurred and is continuing. Tenant shall not install any underground storage tanks and any above ground storage tanks shall include secondary containment sufficient to prevent spills, overfills or tank ruptures from causing a release to the environment. Any and all Alterations made by Tenant shall be at Tenant’s sole cost and expense. Prior to the commencement of construction, including Alterations that cost less than US$50,000.00 per Demised Property, which amount shall be adjusted annually in proportion to increases in the CPI (but excluding Minor Projects), Tenant shall deliver promptly to Landlord detailed cost estimates for any such proposed Alterations, as well as all drawings, plans and other information regarding such Alterations (such estimates, drawings, plans and other information are collectively referred to herein as the “Alteration Information”). Notwithstanding the foregoing, in no event shall Tenant have an obligation to provide any Alteration Information to Landlord for its review and approval as to Required Alterations. Landlord’s review and/or approval (if required) of any Alteration Information shall in no event constitute any representation or warranty of Landlord regarding (x) the compliance of any Alteration Information with any applicable Law, (y) the presence or absence of any defects in any Alteration Information, or (z) the safety or quality of any of the Alterations constructed in accordance with any plans or other Alteration Information. Landlord’s review and/or approval of any of the Alteration Information shall not preclude recovery by Landlord against Tenant based upon the Alterations, the Alteration Information, or any defects therein. In making any and all Alterations, Tenant also shall comply with all of the following conditions:

(a)           No Alterations shall be undertaken until Tenant shall have (i) procured and paid for, so far as the same may be required, all necessary permits and authorizations of all Governmental Authorities having jurisdiction over such Alterations, and (ii) delivered to Landlord at least fifteen (15) days prior to commencing any such Alterations written evidence acceptable to Landlord, in its reasonable discretion, of all such permits and authorizations. Landlord shall, to the extent necessary (but at no cost, expense, or risk of loss to Landlord), join in the application for such permits or authorizations whenever necessary, promptly upon written request of Tenant.

(b)           Any and all structural Alterations of the Improvements shall be performed pursuant to a consulting agreement with an architect and/or structural engineer reasonably acceptable to Landlord.

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(c)           Except for Minor Projects, Tenant shall notify Landlord at least fifteen (15) days prior to commencing any Alterations, and Tenant shall permit Landlord access to the relevant Demised Properties in order to post and keep posted thereon such notices as may be provided or required by applicable Law to disclaim responsibility for any construction on the relevant Demised Properties.

(d)           Any and all Alterations shall be conducted and completed in a commercially reasonable time period, in a good and workmanlike manner, and in compliance with all applicable Law, municipal ordinances, building codes and permits, and requirements of all Governmental Authorities having jurisdiction over the relevant Demised Properties, and of the local Board of Fire Underwriters, if any; and, upon completion of any and all Alterations, Tenant shall obtain and deliver to Landlord a copy of the amended certificate of occupancy for the relevant Demised Properties, if required under applicable Law or by any Governmental Authority. If any Alterations involve the generation, handling, treatment, storage, disposal, permitting, abatement or reporting of Hazardous Materials, Tenant shall prepare and retain any and all records, permits, reports and other documentation necessary or advisable to document and evidence all such Hazardous Materials were handled in compliance with applicable Law. To the extent reasonably practicable, any and all Alterations shall be made and conducted so as not to disrupt Tenant’s business.

(e)           The cost of any and all Alterations shall be promptly paid by Tenant so that the Demised Properties at all times shall be free of any and all liens for labor and/or materials supplied for any Alterations subject to the next succeeding sentence. In the event any such lien shall be filed, Tenant shall, within five (5) days after receipt of notice of such lien, deliver written notice to Landlord thereof, and Tenant shall, within thirty (30) days after receipt of notice of such lien, discharge the same by bond or payment of the amount due the lien claimant. Tenant may in good faith contest any such lien provided that within such thirty (30) day period Tenant provides Landlord with a surety bond or other form of security reasonably acceptable to Landlord, protecting against said lien. Tenant shall provide Landlord promptly with evidence satisfactory to Landlord that all contractors, subcontractors or materialmen have been paid in full with respect to such Alterations and that their lien rights have been waived or released. In the event Tenant fails to either discharge such lien or protect against such lien in accordance with the foregoing, then Landlord shall have the option (but not the obligation) to pay such lien or post a bond to protect against such lien and pass through such costs to Tenant as Additional Rent.

ARTICLE 7     REPAIRS AND MAINTENANCE

Except as otherwise provided in this Article, Tenant, at its sole cost and expense, shall maintain each of the Demised Properties and each part thereof, structural and non-structural, in good order and condition, including all areas outside of any buildings (including all sidewalks, driveways, landscaping, trash enclosures, and trash compacting and loading areas on the Demised Properties), in a neat and clean condition, and ensuring that debris from the operation of each restaurant on the Demised Properties is cleaned and removed on a regular basis) and, subject to the terms and conditions of Article 6, shall make any necessary Repairs thereto, interior and exterior, whether extraordinary, foreseen or unforeseen, but subject to Article 11 and Article 12. Without limitation, (a) no Repairs shall result in any structural damage to any Demised Properties or any injury to any persons, (b) Tenant shall ensure that the quality of materials and workmanship of any Repairs meets or exceeds the quality of materials and workmanship of the Improvements prior to the need for such Repairs; (c) all Repairs shall fully comply with applicable Law, the requirements of any covenants, conditions, restrictions or other permitted encumbrances that are of record regarding the applicable Demised Property, and any applicable repair standards and requirements promulgated by Tenant for its (or its subsidiaries’ or Affiliates’ or franchisees’) properties. Landlord shall have no duty whatsoever to maintain, replace, upgrade, or repair any portion of the Demised Properties, including any structural items, roof or roofing materials, or any aboveground or underground storage tanks, and Tenant hereby expressly waives the right to make Repairs at the expense of Landlord, which right may be provided for in any applicable Law now or hereinafter in effect. In addition to Landlord’s rights under Section 15.05  , if Tenant fails or neglects to commence and diligently proceed with all Repairs or fulfill its other obligations as set forth above within fifteen (15) days after receipt of written notice of the need therefor describing the applicable Repair or other obligation, then Landlord or its agents may enter the Demised Properties for the purpose of making such Repairs or fulfilling those obligations. All costs and expenses incurred by Landlord as a consequence of such Landlord’s actions, plus an administrative charge of fifteen percent (15%) of such costs and expenses, shall be due to Landlord from Tenant within ten (10) days after written demand from Landlord.

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ARTICLE 8      COMPLIANCE WITH LAW

Tenant shall, throughout the Lease Term, at its sole cost and expense, comply with applicable Law.

ARTICLE 9      DISCLAIMER AND INDEMNITIES

Section 9.01     To the extent not prohibited by applicable Law, none of the Landlord Parties shall be liable for, under any circumstances, and Tenant hereby releases all Landlord Parties from, any loss, injury, death or damage to person or property (including any business or any loss of income or profit therefrom) of Tenant, Tenant’s members, officers, directors, shareholders, agents, employees, contractors, customers, invitees, or any other Person in or about the Demised Properties, whether the same are caused by (a) fire, explosion, falling plaster, steam, dampness, electricity, gas, water, rain; (b) breakage, leakage or other defects of Restaurant Equipment, Building Equipment, sprinklers, wires, appliances, plumbing fixtures, water or gas pipes, roof, air conditioning, lighting fixtures, street improvements, or subsurface improvements; (c) theft, acts of God, acts of the public enemy, riot, strike, insurrection, civil unrest, war, court order, requisition or order of governmental body or authority; (d) any act or omission of any other occupant of the Demised Properties; (e) operations in construction of any private, public or quasi-public work; (f) Landlord’s reentering and taking possession of the Demised Properties in accordance with the provisions of this Lease or removing and storing the property of Tenant as herein provided; or (g) any other cause, including damage or injury that arises from the condition of the Demised Properties, from occupants of adjacent property, from the public, or from any other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same are inaccessible to Tenant, or that may arise through repair, alteration or maintenance of any part of the Demised Properties or failure to make any such repair, from any condition or defect in, on or about the Demised Properties including any Environmental Conditions or the presence of any mold or any other Hazardous Materials, or from any other condition or cause whatsoever; provided, however, that the foregoing release set forth in this Section 9.01 shall not be applicable to any claim against a Landlord Party to the extent, and only to the extent, that such claim is directly attributable to the gross negligence or willful misconduct of such Landlord Party, as determined by a final nonappealable judgment (or by a judgment that such Landlord Party elects not to appeal) by a court of competent jurisdiction (provided, however, that the term “gross negligence” shall not include gross negligence imputed as a matter of law to Landlord solely by reason of its interest in the Demised Properties or the failure to act by Landlord or anyone acting under its direction or control or on its behalf, in respect of matters that are or were the obligation of Tenant under this Lease). Without limiting the foregoing, Tenant hereby waives any right to any consequential, indirect or punitive damages against any Landlord Parties arising out of any claim in connection with or related to this Lease or the Demised Properties.

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Section 9.02     In addition to any and all other obligations of Tenant under this Lease (including under any indemnity or similar provision set forth herein), to the extent permitted by applicable Law, Tenant hereby agrees to fully and forever indemnify, protect, defend (with counsel selected by Landlord) and hold all Landlord Parties free and harmless of, from and against any and Losses (including, subject to the terms of this Section, diminution in the value of the Demised Properties, normal wear and tear excepted): (a) arising out of or in any way related to or resulting directly or indirectly from: (i) the use, occupancy, or activities of Tenant, its subtenants, agents, employees, contractors or invitees in or about any of the Demised Properties; (ii) any failure on the part of Tenant to comply with any applicable Law, including any Environmental Laws; (iii) any Default or Event of Default under this Lease or any breach or default by Tenant or any other party (other than Landlord) under any other Transaction Document (including as a result of any termination by Landlord, following an Event of Default, of any sublease, license, concession, or other consensual arrangement for possession entered into by Tenant and affecting any of the Demised Properties pursuant to Section 15.08), and including any additional fees and costs, or any increased interest rate or other charges imposed by any Landlord’s Lender by reason of such Default or Event of Default (whether or not such Default or Event of Default is a default under any agreements with any Landlord’s Lender); (iv) any other loss, injury or damage described in Section 9.01  above; (v) in connection with mold at any Demised Property; (vi) work or labor performed, materials or supplies furnished to or at the request of Tenant or in connection with obligations incurred by or performance of any work done for the account of Tenant in, on or about the Demised Properties; and (b) whether heretofore now existing or hereafter arising out of or in any way related to or resulting directly or indirectly from the presence or Release at, on, under, to or from the Demised Properties of Hazardous Materials. Without limiting the foregoing, (x) the indemnity set forth in this Section 9.02 includes direct or indirect compensatory, consequential, and punitive damages, (y) Tenant shall pay on demand all fees and costs of Landlord (including attorneys’ fees and costs) in connection with any enforcement by Landlord of the terms of this Lease and any amendment to this Lease requested by Tenant, and (z) all of the personal or any other property of Tenant kept or stored at, on or about the Demised Properties shall be kept or stored at the sole risk of Tenant. Notwithstanding the foregoing, the indemnity set forth in this Section 9.02 shall not be applicable to any claim against any Landlord Party to the extent, and only to the extent, such claim is directly attributable to the gross negligence or willful misconduct of such Landlord Party, as determined by a final nonappealable judgment (or by a judgment that such Landlord Party elects not to appeal) by a court of competent jurisdiction (provided, however, that the term “gross negligence” shall not include gross negligence imputed as a matter of law to Landlord solely by reason of its interest in the Demised Properties or the failure to act by Landlord or anyone acting under its direction or control or on its behalf, in respect of matters that are or were the obligation of Tenant under this Lease).

Section 9.03     The provisions of this Article 9 shall survive the expiration or sooner termination of this Lease. Tenant hereby waives the provisions of any applicable Law restricting the release of claims, or extent of release of claims, that Tenant does not know or suspect to exist at the time of release, that, if known, would have materially affected Tenant’s decision to agree to the release contained in this Article 9. In this regard, Tenant hereby agrees, represents, and warrants to Landlord that Tenant realizes and acknowledges that factual matters now unknown to Tenant may hereafter give rise to Losses that are presently unknown, unanticipated and unsuspected, and Tenant further agrees, represents and warrants that the release provided hereunder has been negotiated and agreed upon in light of that realization and that Tenant nevertheless hereby intends to release, discharge and acquit the parties set forth herein above from any such unknown Losses that are in any manner set forth in or related to this Lease, the Demised Properties and all dealings in connection therewith.

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ARTICLE 10     INSURANCE

Section 10.01     As of the Commencement Date and throughout the Lease Term, Tenant shall, at its sole expense, obtain, pay for and maintain (or cause to be obtained, paid for and maintained), with financially sound and reputable insurers (as further described in Section 10.03), (a) special risk coverage covering loss or damage to each Demised Property (including Improvements now existing or hereafter erected thereon) caused by fire, lightning, hail, windstorm, explosion, vandalism, malicious mischief, leakage of sprinkler systems, and such other losses, hazards, casualties, liabilities and contingencies as are normally and usually covered by special risk policies in effect where such Demised Property is located, endorsed to include extended coverage perils and other broad form perils, including the standard special risk clauses, including building ordinance or law coverage sufficient to provide coverage for costs to comply with building and zoning codes and ordinances including demolition costs and increased cost of construction and (b) business income/interruption insurance to include loss of business at limits sufficient to cover 100% of the annual revenues at the Demised Properties minus any non-fixed expenses payable by Tenant to Landlord with a period of indemnity not less than twelve (12) months from time of loss (such amount being adjusted annually) and an extended period of indemnity of one hundred eighty (180) days. The policy(ies) referred to in clause (a) above shall be in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements and the Building Equipment at each Demised Property (without any deduction for depreciation), and shall contain a replacement cost endorsement and an agreed amount or waiver of co-insurance provisions endorsement. The deductible under the policies referred to in clause (a) above shall not exceed US$100,000 or such greater amount as is approved by Landlord from time to time. If any Demised Property is located in area prone to geological phenomena, including sinkholes, mine subsidence, earthquakes, or floods, the insurance policies referred to in clause (a) above shall cover such risks and in such amounts, form and substance, as Landlord shall reasonably determine.

Section 10.02     As of the Commencement Date and throughout the Lease Term, Tenant shall maintain, with financially sound and reputable insurers (as further described in Section 10.03), general liability insurance with respect to its business and each Demised Property (including all Improvements now existing or hereafter erected thereon) against losses, hazards, casualties, liabilities and contingencies as customarily carried or maintained by persons of established reputation engaged in similar businesses. Without limiting of the foregoing, Tenant shall maintain or cause to be maintained policies of insurance with respect to each Demised Property in the following amounts and covering the following risks:

(a)           Broad form boiler and machinery or breakdown insurance in an amount equal to the full replacement cost of the Improvements at the Demised Property (without any deduction for depreciation) in which the boiler or similar vessel is located, and including coverage against loss or damage from damage, breakdown or explosion of steam boilers, electrical machinery and equipment, air conditioning, refrigeration, pressure vessels or similar apparatus and mechanical objects now or hereafter installed at the applicable Demised Property.

(b)           During any period of construction, reconstruction, renovation or alteration at any Demised Property, a completed value, “All Risks” Builders Risk form or “Course of Construction” insurance policy in non-reporting form and in an amount of the completed value of the construction.

(c)           Commercial General Liability insurance covering claims for personal injury, bodily injury, death or property damage occurring upon, in or about each Demised Property on an occurrence form and in an amount not less than US$1,000,000 per occurrence and US$2,000,000 in the aggregate and shall provide coverage for premises and operations, products and completed operations and contractual liability with a deductible in an amount not to exceed US$0, and an umbrella liability policy in the amount of US$25,000,000.

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(d)           Worker’s compensation with statutory limits and employer’s liability insurance in an amount of US$1,000,000 per accident, per employee and in the aggregate.

(e)           Except as otherwise provided in Section 10.01  , such other insurance (including increased amounts of insurance) and endorsements, if any, with respect to the Demised Properties and the operation thereof as Landlord may reasonably require from time to time.

Section 10.03     Each carrier providing any insurance, or portion thereof, required by this Article shall have the legal right to conduct its business in the jurisdiction in which the applicable Demised Property is located, and shall have a claims paying ability rating by S&P of not less than “A-” and an A.M. Best Company, Inc. rating of not less than A- and financial size category of not less than VII. Tenant shall cause all insurance that it is required to maintain hereunder to contain a mortgagee clause and loss payee clause in favor of Landlord’s Lender in accordance with this Section to be payable to Landlord’s Lender as a mortgagee and not as a co-insured, as its interest may appear. In the absence of a Landlord’s Lender or if below the casualty threshold set by such Landlord’s Lender, the loss payee clause will be in favor of Landlord. Notwithstanding anything to the contrary contained in this Section 10.03, in any event, casualty insurance proceeds shall be applied in accordance with Section 11.02 .

Section 10.04     All insurance policies required to be maintained by Tenant hereunder and renewals thereof (a) shall be in a form reasonably acceptable to Landlord, (b) shall provide for a term of not less than one year unless approved by Landlord, (c) if the same are insurance policies covering any property (i) shall include a standard mortgagee endorsement or its equivalent in favor of Landlord’s Lender, if any, (ii) shall contain an agreed value clause updated annually (if the amount of coverage under such policy is based upon the replacement cost of the applicable Demised Property), (iii) shall designate Landlord’s Lender, if any, as “mortgagee and loss payee,” and (iv) shall provide terrorism coverage. In addition, all property insurance policies (except for flood and earthquake limits) must automatically reinstate after each loss, and the commercial general liability and umbrella policies shall contain an additional insured endorsement in favor of Landlord and Landlord’s Lender, if any, as their interests may appear.

Section 10.05     Any insurance provided for in this Article may be effected by a blanket policy or policies of insurance, or under so-called “special-risk” or “multi-peril” insurance policies, provided that the amount of the total insurance available with respect to the Demised Properties shall provide coverage and indemnity at least equivalent to separate policies in the amounts herein required, and provided further that in other respects, any such policy or policies shall comply with the provisions of this Article. Any increased coverage provided by individual or blanket policies shall be satisfactory, provided the aggregate liability limits covering the Demised Properties under such policies shall otherwise comply with the provisions of this Article.

Section 10.06     Every insurance policy carried by either party with respect to the Demised Properties shall (if it can be so written) include provisions waiving the insurer’s subrogation rights against the other party to the extent such rights can be waived by the insured prior to the occurrence of damage or loss. Subject to the above, each party hereby waives any rights of recovery against the other party for any direct damage or consequential loss covered by said policies (or by policies required to be carried hereunder by such party) whether or not such damage or loss shall have been caused by any acts or omissions of the other party, but such waiver shall operate only to the extent such waiving party is so protected by such insurance coverage (or would have been protected by maintaining all policies required to be carried hereunder by such party).

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Section 10.07     The general liability and umbrella policies of insurance required to be maintained by Tenant under this Article 10 shall name Tenant as the insured and Landlord, Landlord’s Lenders, and Drawbridge Special Opportunities Fund LP as additional insureds as their interests may appear, with primary coverage in favor of all additional insureds (and with provisions that any other insurance carried by any additional insured or Landlord shall be non-contributing and that naming Landlord and the additional parties listed above in this Section as additional insureds shall not negate any right Landlord or such parties would have had as claimants under the policy if not so designated). Notwithstanding the foregoing, there is no requirement hereunder that the business interruption insurance required pursuant to Section 10.01 name Landlord or Drawbridge Special Opportunities Fund LP as additional insureds. All insurance policies required under this Article 10 also shall provide that the beneficial interest of Landlord in such policies shall be fully transferable. In the event Tenant fails to procure or maintain any policy of insurance required under Article 10, or if the insurance company or coverages provided fail meet the requirements contained in this Article 10 , Landlord may, at its option, purchase such insurance and charge Tenant all costs and expenses incurred in procuring and maintaining such insurance.

Section 10.08     Tenant shall provide to Landlord, beginning on the Commencement Date and continuing annually thereafter with certificates (or other evidence reasonably requested by Landlord) from all applicable insurance carriers evidencing the payment of premiums or accompanied by other evidence of such payment (e.g., receipts, canceled checks) reasonably satisfactory to Landlord. Each insurance policy required to be carried by Tenant hereunder shall include a provision requiring the insurer to provide Landlord with not less than thirty (30) days’ prior written notice of cancellation. Upon the occurrence of both of the following events, Tenant shall pay the Insurance Premium Additional Rent (defined below), on the first day of each month, to Landlord in lieu of payment directly to the applicable insurance carriers: (i) delivery to Tenant of a written request therefor from Landlord, and (ii) the occurrence and continuance of any Default under this Section 10.08 by Tenant, or any occurrence of any Event of Default under any provision in this Lease (the foregoing clause (ii) may be hereinafter referred to as an “Insurance Premium Additional Rent Trigger”). Funds paid by Tenant as Insurance Premium Additional Rent shall be promptly applied towards payment of the insurance premium next coming due when such premiums are due and payable. “Insurance Premium Additional Rent” shall mean a monthly payment equal to the amount of the premium that will next become due and payable under each policy of insurance that Tenant is required to maintain pursuant to their Lease (exclusive of those premiums that will become due within the subsequent month) divided by the number of months remaining until thirty (30) days before the premium for each insurance policy is due. In the event an Insurance Premium Additional Rent Trigger occurs within thirty (30) days prior to the date an insurance policy premium is due, the Insurance Premium Additional Rent shall be calculated for the subsequent policy period and the premium due within the subsequent month shall be due and payable immediately. The Insurance Premium Additional Rent shall be adjusted by Tenant from time to time to reflect any increases in premiums Tenant either obtains knowledge or notice thereof. In the event that Tenant has obtained financing from a third party (the “Premium Lender”) of Tenant’s insurance premium obligations, the term “Insurance Premium Additional Rent” shall be deemed to include the installment payments due to such Premium Lender.

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ARTICLE 11     DAMAGE OR DESTRUCTION

Section 11.01     If at any time during the Lease Term, any of the Demised Properties or any part thereof shall be damaged or destroyed by fire or other casualty of any kind or nature, Tenant shall promptly apply for all necessary permits, but in any event not later than thirty (30) days after the first date of such damage or destruction, and upon issuance of such permits thereafter diligently proceed to repair, replace or rebuild such Demised Property as nearly as possible to its condition and character immediately prior to such damage with such variations and Alterations requested by Landlord as may be permitted under (and subject to the provisions of) Article 6 (the “Restoration Work”).

Section 11.02     All property and casualty insurance proceeds payable to Landlord or Tenant (except (a) insurance proceeds payable to Tenant on account of the Restaurant Equipment or Tenant’s inventory; and (b) insurance proceeds payable from comprehensive general public liability insurance, or any other liability insurance) at any time as a result of casualty to the Demised Properties shall be paid jointly to Landlord and Tenant for purposes of payment for the cost of the Restoration Work, except as may be otherwise expressly set forth herein. Landlord and Tenant shall cooperate in order to obtain the largest possible insurance award lawfully obtainable and shall execute any and all consents and other instruments and take all other actions necessary or desirable in order to effectuate same and to cause such proceeds to be paid as hereinbefore provided. The proceeds of any such insurance in the case of loss shall, to the extent necessary, be used first for the Restoration Work with the balance, if any, payable to Tenant. If insurance proceeds as a result of a casualty to the relevant Demised Property are insufficient to complete the Restoration Work necessary by reason of such casualty, then Tenant shall be responsible for the payment of such amounts necessary to complete such work.

Section 11.03     Subject to the terms hereof, this Lease shall not be affected in any manner by reason of the total or partial destruction to any Demised Property or any part thereof and Tenant, notwithstanding any applicable Law, present or future, waives all rights to quit or surrender any Demised Property or any portion thereof because of the total or partial destruction of any Demised Property (prior to the expiration of this Lease). Without limiting the foregoing, no Rent shall abate as a result of any casualty.

ARTICLE 12     EMINENT DOMAIN

Section 12.01     Landlord and Tenant hereby agree that in no event shall any taking of any Demised Property for any public or quasi-public use under any statute or by right of eminent domain, or by purchase in lieu thereof, in any way relieve Tenant of any obligations under this Lease (as to the applicable Demised Property or otherwise) except as explicitly provided in this Article.

Section 12.02     If any portion of any Demised Property, or existing access to or from any Demised Property, is taken for any public or quasi-public use under any statute or by right of eminent domain, or by purchase in lieu thereof, and such taking, in Landlord’s reasonable determination (a) reduces the value of the Demised Property by fifty percent (50%) or more, or (b) prevents, and would prevent after reasonable repair and reconstruction efforts by Tenant, use of the Demised Property for its current permitted use under applicable zoning or other use regulations (including with respect to required parking and access), then this Lease shall terminate as to such Demised Property (but not any other Demised Property) as of the date that title to the applicable Demised Property, or portion thereof, actually transfers to the applicable authority.

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Section 12.03     Tenant agrees that Landlord has the right in its sole discretion, and at Tenant’s sole cost and expense, to oppose any proposed taking regarding any Demised Property. The parties hereto agree to cooperate in applying for and in prosecuting any claim for any taking regarding any Demised Property and further agree that the aggregate net award shall be distributed as follows:

(a)           Landlord shall be entitled to the entire award for the condemned Demised Property.

(b)           Tenant shall be entitled to any award that may be made for the taking of Tenant’s inventory and personal property, or costs related to the removal and relocation of Tenant’s inventory and personal property, so long as none of the foregoing reduces Landlord’s award.

Section 12.04     Except in the case of a termination of this Lease with respect to a Demised Property as described in Section 12.02, in case of a taking of any portion of any Demised Property, Tenant at its own expense shall proceed with diligence (subject to reasonable time periods for purposes of adjustment of any award and unavoidable delays) to repair or reconstruct (or cause to be repaired and reconstructed) the affected Improvements to a complete architectural unit, and all such repair or reconstruction work shall be performed in accordance with the standards and requirements for Alterations set forth in Article 6.

Section 12.05     In case of a taking of all or any portion of any Demised Property, the Base Rent payable monthly hereunder shall be reduced by the lesser of the following: (a) the product of the Landlord Award Amount regarding such taking, multiplied by 0.5833%, or (b) the product of (i) the Base Rent immediately preceding such taking, divided by the total number of Demised Properties immediately preceding such taking, multiplied by (ii) the percentage reduction in value of the applicable Demised Property caused by such taking, if any, (as reasonably determined by Landlord based upon, inter alia, the impact on Tenant’s long-term use of such Demised Property). The percentage reduction in value in clause (b)(ii) of the immediately preceding sentence shall be deemed to be 100% if this Lease terminates as to the applicable Demised Property pursuant to Section 12.02 , above.

Section 12.06     Notwithstanding any other provision of this Article, any compensation for a temporary taking shall be payable to Tenant without participation by Landlord, except to the proportionate extent such temporary taking extends beyond the end of the Lease Term, and there shall be no abatement of Rent as a result of any temporary taking affecting any of the Demised Properties.

ARTICLE 13 FINANCIAL COVENANTS OF TENANT

Section 13.01     Definitions . The following terms shall have the following meanings:

(a)           Tenant’s Fiscal Year is divided into thirteen four-week periods (each, a “Period”) except in the occurrence of a 53-week year, in which case the thirteenth Period consists of five weeks. “Fiscal Quarter” means, as applicable, the period of time comprised of Periods one through three, the period of time comprised of Periods four through six, the period of time comprised of Periods seven through nine, and the period of time comprised of Periods ten through thirteen.

(b)           “Fiscal Year” means any period commencing on the day after the Sunday nearest the last day of February and ending on (and including) the Sunday nearest the last day of February of the following calendar year.

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Section 13.02     Books and Records . Tenant shall keep accurate books and records of account of all of the Demised Properties sufficient to permit the preparation of financial statements in accordance with GAAP. Landlord and its duly authorized representatives shall have the right to examine, copy and audit Tenant’s records and books of account at all reasonable times during regular business hours. Tenant shall provide, or cause to be provided, to Landlord, in addition to any other financial statements required under this Lease, the following financial statements and information, all of which must be prepared in a form acceptable to Landlord:

(a)           promptly and in any event within ninety (90) days after the end of each Fiscal Year, audited statements of financial position of Tenant as of the end of each such Fiscal Year, including a balance sheet and statement of profits and losses, expenses and retained earnings, changes in financial position and cash flows for such Fiscal Year, which statements shall be duly certified by an officer of Tenant to fairly represent the financial condition of Tenant, as of the date thereof, prepared by Tenant in accordance with GAAP, and accompanied by a statement of a nationally recognized accounting firm acceptable to Landlord in its sole discretion that such financial statements present fairly, in all material respects, the financial condition of Tenant as of the end of the Fiscal Year being reported on and that the results of the operations and cash flows for such year were prepared, and are being reported on, in conformity with GAAP;

(b)           promptly and in any event within forty-five (45) days after the end of each Fiscal Year, (i) profit and loss statements in respect of each Demised Property for each such Fiscal Year, certified by an officer of Tenant to be true, correct, and complete in all material respects; and (ii) total sales figures in respect of each Demised Property for each month within each such Fiscal Year, certified by an officer of Tenant to be true, correct and complete in all material respects;

(c)           promptly and in any event within forty-five (45) days after the end of each Fiscal Quarter, (i) quarterly statements of the financial position of Tenant, including a balance sheet and statement of profits and losses, together with a statement showing the net operating cash flow for the previous twelve (12) month period (and containing supporting documentation necessary to confirm the amount of net operating cash flow), such quarterly statements of financial position to be certified by an officer of Tenant to fairly represent the financial condition of Tenant as of the date thereof and to have been prepared and reported in conformity with GAAP; (ii) a compliance certificate from Tenant, in form and substance reasonably acceptable to Landlord, certifying to such financial information of Tenant as reasonably requested by Landlord, and supporting the statements contained in any such compliance certificate; (iii) a compliance certificate from Tenant, in form and substance reasonably acceptable to Landlord, certifying to such financial information of the Demised Properties as reasonably requested by Landlord, and supporting the statements contained in any such compliance certificate, (iv) quarterly profit and loss statements in respect of each Demised Property and trailing twelve (12) month results, certified by an officer of Tenant to be true, correct, and complete in all material respects; and (v) total sales figures in respect of each Demised Property for each month within the applicable Fiscal Quarter, certified by an officer of Tenant to be true, correct and complete in all material respects;

(d)           promptly and in any event within fifteen (15) days after the end of each calendar month total sales figures in respect of each Demised Property for the applicable calendar month and trailing twelve (12) month results, certified by an officer of Tenant to be true, correct and complete in all material respects;

(e)           any financial statements distributed to any creditors of Tenant within five (5) Business Days after such distribution; and

(f)    such other information with respect to the Demised Properties or Tenant that may be reasonably requested from time to time by Landlord, within a reasonable time after the applicable request.

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ARTICLE 14     [Intentionally Omitted]

ARTICLE 15     EVENTS OF DEFAULT

Section 15.01     Events Of Default. Subject to the terms of this Article, the occurrence of any of the following shall constitute an event of default by Tenant under this Lease (“Event of Default ”):

(a)           Nonpayment of Base Rent . Failure to pay any installment of Base Rent hereunder within five (5) days of when payment is due.

(b)           Nonpayment of Additional Rent . Failure to pay any amount of Additional Rent within five (5) days of when such payment is due.

(c)           Bankruptcy and Insolvency . If at any time during the Lease Term, (i) Tenant files a Petition, (ii) any creditor or other Person that is an Affiliate of Tenant files against Tenant any Petition, or any creditor or other Person (whether or not an Affiliate of Tenant) files against Tenant any Petition where Tenant, or an Affiliate of Tenant, cooperates or colludes with such creditor or other Person in connection with such Petition or the filing thereof, (iii) any creditor or other Person that is not an Affiliate of Tenant files a Petition against Tenant, where none of Tenant, or an Affiliate of Tenant, cooperates or colludes with such creditor or other Person in connection with such Petition or the filing thereof, and such Petition is not vacated or withdrawn within sixty (60) days after the filing thereof, (iv) a trustee or receiver is appointed to take possession of any of the Demised Properties, or of all or substantially all of the business or assets of Tenant, and such appointment is not vacated or withdrawn and possession restored to Tenant within sixty (60) days thereafter, (v) a general assignment or arrangement is made by Tenant for the benefit of creditors, (vi) any sheriff, marshal, constable or other duly-constituted public official takes possession of any Demised Property, or of all or substantially all of the business or assets of Tenant by authority of any attachment, execution, or other judicial seizure proceedings, and if such attachment or other seizure remains undismissed or undischarged for a period of sixty (60) days after the levy thereof, (vii) Tenant admits in writing its inability to pay its debts as they become due; or (viii) Tenant files an answer admitting or failing timely to contest a material allegation of any Petition filed against Tenant.

(d)           Misrepresentation . The discovery by Landlord, and written notice to Tenant, that any representation, warranty or financial statement given to Landlord by Tenant, or any Affiliate of Tenant, was materially false or misleading when given, including as set forth in any Transaction Document.

(e)           Insurance; Environmental; Patriot Act;. Any default by Tenant under Article 10, Article 29, or Article 39(c) .

(f)           Delivery of Notices and Other Documents. The failure by Tenant to deliver any of the notices or other documents required to be delivered to Landlord under this Lease, or the notice to any lender with a security interest in any of the Restaurant Equipment required in Article 21, or the notice to any equipment lessor that owns any of the Restaurant Equipment required in Article 21, in each case within the time periods required herein (other than any such notices or other documents addressed in another clause of this Section 15.01, for which Tenant will have the grace periods (if any) and notice rights (if any) set forth in such other clause), provided, however, that if no time period is stated in this Lease for the delivery by Tenant of any notice or other document to Landlord, then Tenant shall have a grace period of fifteen (15) days after the date of the event or occurrence first giving rise to the obligation to deliver such notice or other document to Landlord.

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(g)           Liens . Any claim of lien is recorded against any Demised Property and such claim of lien continues for thirty (30) days without discharge (by bonding or other means available pursuant to applicable Law), satisfaction or provision for payment being made by or on behalf of Tenant.

(h)           Franchise Agreement . Any default by Tenant or any of its Affiliates under any Franchise Agreement, after the expiration of any applicable notice and/or cure period.

(i)           Operation of Replaced Property. Tenant or any Affiliate of Tenant operates a Permitted Restaurant Brand restaurant at any Replaced Property at any time within two years following the substitution of a Replacement Property for such Replaced Property as described in Article 31  .

(j)           Other Obligations. The failure by Tenant to timely perform any obligation, agreement or covenant under this Lease, other than those matters specified in Sections 15.01(a)-(i) above, and such failure continuing for a period of thirty (30) days after written notice of such failure is delivered to Tenant, or such longer period, up to but not exceeding an additional sixty (60) days, as is reasonably necessary to remedy such default.

As used in this Lease, “ Default ” means any breach or default under this Lease, whether or not the same is an Event of Default, and also any breach or default under this Lease, that after notice or lapse of time or both, would constitute an Event of Default if that breach or default were not cured within any applicable grace or cure period.

Section 15.02    Remedies Upon Event of Default . If an Event of Default by Tenant occurs, then, in addition to any other remedies available to Landlord at law or in equity or elsewhere hereunder, Landlord shall have the following remedies:

(a)   Termination. Landlord shall have the right, with or without notice or demand, immediately upon expiration of any applicable grace period specified herein, to terminate this Lease (or Tenant’s possession of any of the Demised Properties), and at any time thereafter recover possession of all or any portion of the Demised Properties or any part thereof and expel and remove therefrom Tenant and any other Person occupying the same by any lawful means, and repossess and enjoy all or any portion of the Demised Properties without prejudice to any of the remedies that Landlord may have under this Lease. If Landlord elects to terminate this Lease (or to terminate Tenant’s right of possession), Landlord shall also have the right to reenter the Demised Properties and take possession of and remove all personal property of Tenant, if any, in such Demised Properties. If Landlord elects to terminate this Lease and/or Tenant’s right to possession, or if Tenant’s right to possession is otherwise terminated by operation of law, Landlord may recover as damages from Tenant the following: (i) all Rent then due under this Lease through the date of termination; (ii) the Rent due for the remainder of the Lease Term in excess of the fair market rental value of the Demised Properties for the remainder of the Lease Term, including any and all Additional Rent (each discounted by the discount rate of the Federal Reserve Bank of San Francisco plus one percent (1%)); (iii) the cost of reletting the Demised Properties, including the anticipated period of vacancy until such Demised Properties can be re-let at their fair market rental values; and (iv) any other costs and expenses that Landlord may reasonably incur in connection with the Event of Default. Efforts by Landlord to mitigate the damages caused by the Event of Default (or Tenant’s Default under this Lease) shall not waive Landlord’s right to recover damages under the foregoing provisions.

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(b)           Continuation after Event of Default. If Landlord does not elect to terminate this Lease, then this Lease shall continue in effect, and Landlord may enforce all of its rights and remedies under this Lease, including the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a landlord at law or in equity, subject to Article 26 hereof. Landlord shall not be deemed to have terminated this Lease except by an express statement in writing. Acts of maintenance or preservation, efforts to relet the Demised Properties, or the appointment of a receiver upon application of Landlord to protect Landlord’s interest under this Lease shall not constitute an election to terminate Tenant’s right to possession unless such election is expressly stated in writing by Landlord. Notwithstanding any such reletting without such termination, Landlord may at any time thereafter elect to terminate Tenant’s right to possession and this Lease. If Landlord elects to relet the Demised Properties for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any and all costs of such reletting (including attorneys’ fees, brokers’ fees, alterations and repairs to any of the Demised Properties, and tenant improvement costs); second, to the payment of any and all indebtedness other than Rent due hereunder from Tenant to Landlord; third, to the payment of any and all Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If the rent received from the reletting is less than the sum of the costs of reletting, other indebtedness due by Tenant, and the Rent due by Tenant, then Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly.

(c)           State–Specific Remedy . Landlord may pursue any other remedy now or hereafter available to Landlord under the Laws of the states in which the Demised Properties are located in addition to and not as an alternative remedy to those provided hereunder.

Section 15.03     No Cure Rights Following Events of Default . Upon the occurrence of an Event of Default, Landlord shall have all rights and remedies hereunder and under applicable Law. Except only as may be required by applicable Law that cannot be waived lawfully (a) Landlord shall have no obligation to give any notice after an Event of Default as a condition to Landlord’s pursuit of any right or remedy; and (b) Landlord shall have no obligation to accept the attempted or purported cure of, or to waive, any Event of Default, regardless of tender of delinquent payments or other performance by Tenant, or any other event or condition whatsoever; and Tenant shall not have any right to cure any Event of Default, and no right to cure shall be implied. Without limiting the foregoing, after the occurrence of any Event of Default (irrespective of whether or not the same consists of an ongoing condition, a one-time occurrence, or otherwise), the same shall be deemed to continue at all times thereafter; unless Landlord executes and delivers a written agreement in which Landlord expressly states that such Event of Default has ceased to continue (and Landlord shall not be obligated under any circumstances whatsoever to execute and deliver any such agreement). Without limitation, this Section shall govern in any case where reference is made in this Lease or otherwise to (x) any “cure” (whether by use of such word or otherwise) of any Event of Default, (y) “during an Event of Default” or “the continuance of an Event of Default” (in each case, whether by use of such words or otherwise), or (z) any condition or event that continues beyond the time when the same becomes an Event of Default.

Section 15.04     Indemnification. Nothing in this Article shall be deemed to affect or limit Tenant’s obligation to indemnify, defend, protect and hold harmless Landlord and the other Landlord Parties under this Lease (including under Article 9 and Article 29), and such obligation shall survive the termination or expiration of this Lease.

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Section 15.05     Waiver of Notice/Performance by Landlord. Notwithstanding any other provision herein, (a) Tenant shall not be entitled to notice of Default from Landlord, or right to cure, for any failure by Tenant to comply with any obligation under this Lease (and such failure shall result in an Event of Default) upon the expiration of any period within which Tenant is required to comply with any applicable Law; and (b) in addition to any other rights of Landlord under this Lease, if Tenant has failed to satisfy any obligation of Tenant set forth herein, whether or not the same constitutes an Event of Default, and in Landlord’s reasonable determination such failure by Tenant constitutes a threat of injury or harm to persons, or damage or loss of value to property, then Landlord may, with or without notice, and without regard to whether or not any applicable cure period expressly provided herein has expired, elect to perform such obligation for the account and at the expense of Tenant. If Landlord pays any sums of money or incurs any expense in connection with performing any such obligation (including attorneys’ fees, consultant fees, testing and investigation fees, expert fees and court costs), such sums so paid or expenses so incurred by Landlord, plus an administrative charge of fifteen percent (15%) of such sums or expenses, shall be due to Landlord from Tenant within ten (10) days after written demand therefor from Landlord, in addition to any other amounts to be paid by Tenant to Landlord under this Lease.

Section 15.06    Late Fee. In addition to any interest charged to Tenant under Section 15.07, if any payment of Base Rent or Additional Rent is not received by Landlord from Tenant when such payment is due to Landlord hereunder, such payment shall be deemed delinquent and cause Tenant to incur a late fee of five percent (5%) of each such delinquent payment (the “Late Fee”), due and payable immediately with the delinquent Base Rent or delinquent Additional Rent, as the case may be.

Section 15.07     Interest . Tenant hereby acknowledges that late payment by Tenant of Base Rent or Additional Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, in addition to any Late Fee due from Tenant hereunder, any sum due by Tenant under this Lease that is not paid when due shall bear interest at the lesser of seven-and-one-half percent (7.5%) per annum of such sums, or the maximum rate allowed under applicable Law, from the date such sum becomes due and payable by Tenant hereunder until paid, unless otherwise expressly provided in this Lease.

Section 15.08     Tenant’s Subleases . If Landlord elects to terminate this Lease on account of any Event of Default, then Landlord may terminate any sublease and any license, concession, or other consensual arrangement for possession entered into by Tenant and affecting any of the Demised Properties (subject to the terms of any applicable nondisturbance agreement executed by Landlord), or choose to succeed to Tenant’s interest in any such arrangement. Absent a nondisturbance agreement between Landlord and any such subtenant, no payment by a subtenant with respect to a sublease shall entitle such subtenant to possession of any Demised Property after termination of this Lease and Landlord’s election to terminate the sublease. If Landlord elects to succeed to Tenant’s interest in such arrangement, then Tenant shall, as of the date of notice given by Landlord to Tenant of such election, have no further right to, or interest in, any rent or other consideration due under that arrangement.

Section 15.09    Form of Payment After Default. Without limiting any other obligation of Tenant under this Lease, if Tenant fails, on two or more occasions within any Lease Year, to pay any amount due to Landlord under this Lease within the applicable notice and cure periods set forth in this Lease, or if Tenant attempts to pay any such amount by drawing a check on an account with insufficient funds, then Landlord shall have the right to require that any and all subsequent amounts paid by Tenant to Landlord under this Lease (to cure a default or otherwise) be paid in the form of cashier’s or certified check drawn on an institution acceptable to Landlord, or any other form approved by Landlord in its sole and absolute discretion, notwithstanding that Landlord may have previously accepted payments from Tenant in a different form.

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Section 15.10    Acceptance of Rent Without Waiving Rights . No endorsement or statement by Tenant on any check or any letter accompanying any payment by Tenant to Landlord will be deemed an accord and satisfaction of any amount in dispute between Tenant and Landlord or otherwise. Landlord may accept any and all of Tenant’s payments without waiving any right or remedy under this Lease, including but not limited to the right to commence and pursue an action to enforce rights and remedies under a previously served notice of default, without giving Tenant any further notice or demand.

Section 15.11     Post-Event of Default Sales . If Landlord elects (in its sole discretion) to sell any of the Demised Properties following any Events of Default in order to mitigate damages resulting from such Events of Default, the Base Rent payable hereunder from and after the date of such sale shall be reduced by the lesser of the following: (a) the product of (i) 0.5833%, multiplied by (ii) the proceeds received by Landlord in connection with such sale, less any and all costs incurred by Landlord in connection with such sale (including attorneys’ fees and brokers’ fees), or (b) the product of (i) the Base Rent immediately preceding such sale, divided by the total number of Demised Properties immediately preceding such sale, multiplied by (ii) the number of Demised Properties sold in such sale. In no event shall the reduction described in the immediately preceding sentence reduce any obligation of Tenant that came due prior to the date of such sale.

Section 15.12    Licenses and Permits . In connection with any repossession of any Demised Property by Landlord or its designee, Tenant and its Affiliates shall reasonably cooperate with Landlord in transferring to Landlord or its designee any (a) franchise agreement with any franchisor for a Permitted Restaurant Brand (provided that Tenant will not guaranty that any such transfer will be approved by the franchisor); and (b) licenses or permits then held or maintained by Tenant or its Affiliates and required by applicable Law in order to operate such Demised Property as a Permitted Restaurant Brand, including any such licenses or permits required in order to serve alcoholic beverages at such Demised Property.

Section 15.13     Remedies Cumulative . All rights, privileges, elections, and remedies of Landlord are cumulative and not alternative with all other rights and remedies hereunder, at law or in equity to the fullest extent permitted by applicable Law. The exercise of one or more rights or remedies by Landlord shall not impair Landlord’s rights to exercise any other right or remedy to the fullest extent permitted by applicable Law.

Section 15.14    Affirmance of Lease . In the event that, following of the filing of any Petition regarding Tenant, under applicable Law, the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, within such time period as may be permitted by the bankruptcy court having jurisdiction, so affirm this Lease, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease, and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant’s obligations under this Lease.

Section 15.15     Survival . The remedies available to Landlord pursuant to this Article shall survive expiration or termination of this Lease.

ARTICLE 16     FORCE MAJEURE

If either party is prevented or delayed from timely performance of any obligation or satisfying any condition under this Lease by any event or circumstance beyond the control of such party, exclusive of financial inability of a party, but including any of the following if beyond the control of (and not caused by) such party: strike, lockout, labor dispute, civil unrest, inability to obtain labor, materials or reasonable substitutes thereof, acts of God, present or future governmental restrictions, regulations or control, insurrection, and sabotage, then the time to perform such obligation or satisfy such condition shall be extended by the delay caused by such event or circumstance, but only for a reasonable period of time not to exceed, in any event, ninety (90) days. The provisions of this Article shall in no event operate to delay the Commencement Date or to excuse Tenant from the payment of all Rent as and when due under this Lease.

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ARTICLE 17 NOTICES

(a)         Any notice, demand or other communication to be given under the provisions of this Lease by either party hereto to the other party hereto shall be effective only if in writing and (i) personally served, (ii) mailed by United States registered or certified mail, return receipt requested, postage prepaid, (iii) sent by a nationally recognized courier service (such as Federal Express) for next-day delivery, to be confirmed in writing by such courier, or (iv) sent by facsimile (with answer back acknowledged), addressed as follows:

To Tenant:                            Morgan’s Foods, Inc.
4829 Galaxy Parkway, Suite S
Cleveland, OH 44122
Attention: Barton J. Craig, Esq.
Facsimile: (216) 359-2103

with a copy to:                      Morgan’s Foods, Inc.
4829 Galaxy Parkway, Suite S
Cleveland, OH 44122
Attention: James Liguori
Facsimile: (216) 359-2105

To Landlord:                         DBMFI LLC
c/o Drawbridge Special Opportunities Fund LP
1345 Avenue of the Americas, 46th Floor
New York, New York 10105
Attention: Constantine M. Dakolias, President
Facsimile: (212) 798-6131

with a copy to:                      Fortress Investment Group LLC
10250 Constellation Boulevard, Suite 2350
Los Angeles, CA 90067
Attention: Joshua Pack
Facsimile: (310) 228-3031

and a copy to:                       Fortress Investment Group
5221 N. O’Connor Boulevard, Suite 700
Irving, Texas 75039
Attention: Andy Osborne
Facsimile: (214) 260-0938
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and a copy to:                       Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, California 90013-1010
Attention: Marc I. Hayutin, Esq.
Facsimile: (213) 896-6600

and a copy to:                       Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, California 90013-1010
Attention: William D. Ellis, Esq.
Facsimile: (213) 896-6600

(b)           Subject to the terms of this subsection (b), all notices, demands and other communications sent in the foregoing manner shall be deemed delivered when actually received or refused by the party to whom sent, unless (i) mailed, in which event the same shall be deemed delivered on the day of actual delivery as shown by the addressee’s registered or certified mail receipt or at the expiration of the third (3rd) Business Day after the date of mailing, whichever first occurs, or (ii) sent by facsimile, in which event the same shall be deemed delivered only if a duplicate notice sent pursuant to a method described in subsection (a)(i), (a)(ii) or (a)(iii) of this Article 17 is deemed to have been delivered within one Business Day after such facsimile is received by the recipient. Notwithstanding the foregoing, if any notice, demand or other communication is not received during business hours on a Business Day, such notice, demand or other communication shall be deemed to have been delivered at the opening of business on the next Business Day.

(c)           Either Landlord or Tenant may from time to time change its address for receiving notices under this Lease by providing written notice to the other party in accordance with this Article 17 .

ARTICLE 18     ACCESS

Landlord and its designees shall have the right upon not less than twenty-four (24) hours’ prior written notice to Tenant (except in the event of an emergency, where no prior notice shall be required) to enter upon any of the Demised Properties at reasonable hours to inspect such Demised Properties or, during the period commencing one year prior to the end of the Lease Term, for the purpose of exhibiting same to prospective tenants and posting “for lease” or similar signage at the Demised Properties, all in Landlord’s discretion. Any such entry and/or inspection by Landlord shall not unreasonably interfere with Tenant’s ability to conduct its business operations at the Demised Properties.

ARTICLE 19     SIGNS

Tenant may, at Tenant’s sole cost and expense, install or erect, at or on any Demised Property, signs of any height or dimensions and bearing such inscriptions as Tenant shall reasonably determine; provided, however, that no sign shall be installed or erected by Tenant at or on any Demised Property until all governmental approvals and permits required therefor have been obtained, all fees pertaining thereto have been paid by Tenant, and Tenant has delivered written evidence of such approvals, permits and payment to Landlord. Upon the termination of this Lease following an Event of Default or upon a rejection of this Lease in any bankruptcy or similar proceeding, Landlord shall have the right, at its sole option, to retain and use the signage structures in the future operation of the Demised Properties without payment of any compensation to Tenant, or to require Tenant to remove such signage structures at Tenant’s sole cost and expense (and, if such removal is not accomplished by Tenant promptly after notice from Landlord, Landlord may undertake such removal at Tenant’s sole cost and expense). This Article shall survive termination of this Lease.

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ARTICLE 20	IMPROVEMENTS, BUILDING EQUIPMENT AND RESTAURANT EQUIPMENT

Section 20.01 Any Building Equipment and other Improvements at the Demised Properties on the Commencement Date shall be the property of Landlord. In the event that Tenant installs or erects any fixtures or other Improvements to the Demised Properties after the Commencement Date, such fixtures or other Improvements shall be the property of Landlord and remain upon and be surrendered with the Demised Properties; provided, however, that Tenant shall be required to remove any underground storage tanks or otherwise close such tanks in accordance with applicable Law, unless Landlord expressly consents in writing to the continued presence of any such underground storage tanks. Notwithstanding the foregoing provisions, Tenant shall be liable for all property taxes, assessments, and similar charges assessed against or allocable to any property at the Demised Properties (irrespective of whether such property is Building Equipment owned by Landlord or Restaurant Equipment or other personal property owned by Tenant) and that are attributable to any period of time during the Lease Term.

Section 20.02 During the Lease Term, Tenant shall be entitled to use the Building Equipment in Tenant’s operations at the Demised Properties. Tenant shall keep the Building Equipment in good working order and repair, shall not remove the Building Equipment from the Demised Properties (subject to the terms of this Section) and shall not permit any lien or other encumbrance to attach to Building Equipment except as may be caused by Landlord, and except any such liens that are being contested by Tenant in good faith by appropriate proceedings and that have been bonded over by Tenant to the reasonable satisfaction of Landlord or for which Tenant provides alternative security to the reasonable satisfaction of Landlord. Tenant shall keep (or cause to be kept) the Building Equipment insured and shall be responsible for any casualty or other loss to Building Equipment or occasioned by Building Equipment. Tenant shall at all times have a system in place to identify the Building Equipment from the Restaurant Equipment or any of Tenant’s personal property, and any items of equipment not so identified shall conclusively be presumed to be Building Equipment and shall be the property of Landlord. Tenant may, from time to time, retire or replace Building Equipment with new items of equipment of equal or greater value purchased by Tenant, in which event such replaced equipment shall constitute Building Equipment; provided, however that Tenant shall provide Landlord prompt written notice after any such replacement together with reasonable evidence as to the value and quality of the new Building Equipment. All Building Equipment shall be the property of Landlord, and Tenant shall execute such instruments and documents as Landlord may require to evidence such ownership by Landlord.

Section 20.03 Tenant shall also keep the Restaurant Equipment located in each Demised Property in good working order and repair, and shall not remove the Restaurant Equipment from the Demised Properties, except to the extent it is replaced by equipment of equal or greater quality and utility or is no longer required for restaurant operations; provided, however, that Tenant shall at all times maintain sufficient Restaurant Equipment at each Demised Property to be able to fully operate a Permitted Restaurant Brand at each Demised Property (whether or not Tenant has ceased operations at such Demised Property as described in Section 4.01). In the event of any replacement of any Restaurant Equipment with new items of equipment, such new items of equipment shall thereafter constitute Restaurant Equipment. Tenant shall not permit any lien or other encumbrance to attach to Restaurant Equipment, except Permitted Liens. Subject to Permitted Liens, all Restaurant Equipment shall be owned by Tenant (and not leased), except with the prior written consent of Landlord. Tenant shall keep the Restaurant Equipment fully insured and shall be responsible for any casualty or other loss to any Restaurant Equipment or occasioned by any Restaurant Equipment.

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Section 20.04 Tenant shall deliver to Landlord from time to time, within ten (10) days after Landlord’s request (or, if an Event of Default has occurred, immediately after Landlord’s request), a true, correct, and complete listing of every separate item of Restaurant Equipment (aggregated by category, in the manner in which such equipment is described in Tenant’s accounting records) and the Demised Property where it is located (the “Restaurant Equipment Schedule”). In no event shall Tenant’s listing of any Building Equipment on the Restaurant Equipment Schedule cause such Building Equipment to be deemed Restaurant Equipment hereunder.

ARTICLE 21 END OF TERM; HOLDING OVER

Section 21.01 Upon the expiration or earlier termination of the Lease Term, Tenant shall peaceably and quietly quit and surrender the Demised Properties, and all Alterations that are then part of the Demised Properties, broom clean and in good order and condition. Tenant shall within thirty (30) days prior to the end of the Lease Term transfer to Landlord all plans, drawings , other Alteration Information, and technical descriptions of the Demised Properties, and shall assign to Landlord all assignable permits, licenses, authorizations and warranties necessary for the operation of the Demised Properties (in each case to the extent not previously transferred or assigned to Landlord). Upon the expiration or earlier termination of this Lease, Tenant shall have the obligation to remove all Restaurant Equipment, except that Tenant may elect to abandon any trade fixtures or equipment that are attached or connected to the Demised Properties, with the prior written consent of Landlord. Tenant agrees to promptly repair and to indemnify, protect, defend and hold harmless Landlord from and against any damage caused by Tenant’s removal of any Restaurant Equipment. Any such items or other items of Restaurant Equipment or personal property that are not removed upon the expiration or earlier termination of this Lease shall be deemed abandoned and may be removed, disposed of or used by Landlord without payment of any compensation to Tenant.

Section 21.02 If Tenant holds over in possession after the expiration of the Lease Term, then such holding over shall not be deemed to extend the Lease Term or renew this Lease, but rather the tenancy thereafter shall continue as a tenancy at sufferance pursuant to the terms and conditions contained in this Lease, at one hundred fifty percent (150%) of the Base Rent otherwise then applicable (in addition to all Additional Rent); and Tenant shall be responsible for the consequences of any unauthorized holdover and shall indemnify, defend, protect (with counsel selected by Landlord) and hold Landlord Parties wholly free and harmless from any and all Losses arising therefrom.

Section 21.03 This Article 21  shall survive the expiration or termination of this Lease.

ARTICLE 22     TENANT ASSIGNMENT AND SUBLETTING

Section 22.01

(a)           Except as otherwise explicitly provided in this Article 22 and Article 23, neither Tenant, nor Tenant’s successors or assigns, shall assign or transfer, in whole or in part, by operation of law or otherwise, this Lease, or sublet the Demised Properties, in whole or in part, or permit the Demised Properties or any portion of any of them to be used or occupied by others, or enter into a management contract or other arrangement whereby the Demised Properties shall be managed or operated by anyone other than the owner of the Tenant’s leasehold estate, without the prior written consent of Landlord in each instance, which Landlord may withhold in its sole and absolute discretion. Without limitation, any of the following shall be deemed an assignment of this Lease: (i) any assignment or transfer of any direct or indirect ownership interest in Tenant, in whole or in part, by operation of law or otherwise, regardless of the number of tiers of ownership, in one or more transactions, in such a manner that the ultimate beneficial owners of Tenant transfer control of Tenant, and (ii) any encumbrance, pledge or hypothecation, in whole or in part, by operation of law or otherwise, of this Lease or any interest in the leasehold estate created by this Lease, or of any direct or indirect ownership interest in Tenant, regardless of the number of tiers of ownership. As used in the immediately preceding sentence, “control” means ownership of voting securities sufficient to elect a majority of the board of directors of a corporation, or analogous ownership interests of non-corporate entities, or otherwise having the power to direct the policies or operations of such corporation or non-corporate entities.

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(b)           After any assignment or sublease permitted by Landlord hereunder, and except as expressly provided herein, (i) Tenant shall remain liable for all its obligations under this Lease and Tenant shall execute and deliver to Landlord a guaranty in form and substance reasonably acceptable to both Landlord and Tenant, whereby Tenant explicitly guarantees all of the assignee’s or subtenant’s obligations under this Lease, and (ii) Landlord may condition its consent to any sublease regarding the Demised Properties upon the sublease containing the following provisions, in form and substance acceptable to Landlord and Landlord’s Lender (collectively, the “Subordination and Attornment Provisions ”): (A) that the sublease is subordinate in all respects to this Lease; (B) that in the event of the cancellation or termination of this Lease for any reason whatsoever or of the surrender of this Lease by operation of law prior to the expiration date of the sublease, subtenant shall make full and complete attornment to Landlord under either the terms of this Lease (with a base rent for the applicable Demised Properties equal to the greater of (y) the sublease base rent, and (z) the fair market rent for such Demised Properties as reasonably determined by Landlord) or the terms of the sublease, at Landlord’s election in its sole and absolute discretion, for the balance of the term of the sublease; (C) that subtenant waives the provisions of any Law then or thereafter in effect that may give subtenant any right of election to terminate the sublease or to surrender possession of the Demised Properties in the event any proceeding is brought by Landlord to terminate this Lease; and (D) that all of the foregoing provisions in (A) through (C) are for the benefit of both Tenant and Landlord and Landlord is a third party beneficiary thereof. Notwithstanding the foregoing, upon the request of Landlord or Landlord’s Lender, Landlord, Tenant and the subtenant shall execute and deliver to each other a separate subordination, attornment and nondisturbance agreement regarding the sublease, in form and substance reasonably acceptable to Landlord and Landlord’s Lender. Tenant shall submit current financial statements of any proposed assignee or sublessee together with Tenant’s request for Landlord’s approval of any proposed assignment or sublease. Tenant shall reimburse Landlord for all costs and expenses actually paid by Landlord in connection with any requested assignment or sublease; including, but not limited to, legal fees and costs in reviewing sublease or assignment documents and in preparing or reviewing consents.

(c)           If this Lease is assigned or transferred, or if all or any part of the Demised Properties is sublet or occupied by any party other than Tenant, Landlord may collect rent from the assignee, transferee, subtenant or occupant, and apply the net amount collected to the Rent reserved in this Lease, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any covenant or condition of this Lease, or the acceptance of the assignee, transferee, subtenant or occupant as tenant, or a release of Tenant from the performance or further performance by Tenant of its obligations under this Lease. Without limiting the generality of the forgoing, Tenant expressly acknowledges and agrees that, in the event of any assignment of this Lease, Tenant shall remain jointly and severally liable with the assignee for all of the obligations under this Lease, and in all other cases of any transfer of Tenant’s interest under this Lease, Tenant shall remain primarily liable for such obligations. Subject to the foregoing, the consent by Landlord to an assignment, transfer, management contract or subletting shall not in any way be construed to relieve Tenant from obtaining the express written consent of Landlord in each instance to any subsequent similar action that Tenant may desire to take.

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Section 22.02 Notwithstanding anything contained in Section 22.01, Tenant may sublease any Demised Property hereunder without Landlord’s consent, including without limitation to any of Tenant’s wholly-owned subsidiaries, provided all of the following conditions are satisfied (a) the subtenant is commercially and financially sound; (b) the permitted use under the sublease is limited to the operation of a restaurant (with any change in use subject to the prior written consent of each of Landlord and Tenant, which approval each may withhold in its reasonable discretion) and the covenants set forth in Section 4.02 are included in the sublease as obligations of the subtenant (although the covenants set forth in Section 4.01 may be expressly excluded from the sublease), (c) the sublease contains a covenant whereby the subtenant agrees, subject to Applicable Law, to continuously operate at the Demised Property during all hours that are customary for similarly situated sites of the same operating brand; provided, however, that if there are not similarly situated sites of the same operating brand, then the sublease shall contain a covenant whereby the subtenant agrees, subject to Applicable Law, to continuously operate at the Demised Property during all hours that are customary for similar restaurants in the same geographic location as the Demised Property; (d) the applicable sublease contains the Subordination and Attornment Provisions and prohibits the subtenant from effecting or permitting any Alterations (other than a Minor Project) without the prior written consent of Tenant and Landlord; (e) the term of the sublease, including any extension options, does not (and cannot) extend beyond the scheduled Lease Term; and (f) the subtenant has delivered to Landlord and any Landlord’s Lender, upon request, a subordination, non-disturbance and attornment agreement in form and substance reasonably acceptable to Landlord and any Landlord’s Lender; provided, however, that Tenant may only sublease without Landlord’s consent a maximum aggregate number (other than those to Tenant’s wholly-owned subsidiaries) of four (4) Demised Properties during the Lease Term (and any such subleased Demised Property shall continue to count against such maximum number, whether such subleased Demised Property is later assigned by Landlord pursuant to Article 30, or replaced by a Replacement Property under Article 31, or otherwise is removed from this Lease, or if the applicable sublease is terminated), and if Tenant has subleased four (4) Demised Properties (other than those to Tenant’s wholly-owned subsidiaries) during the Lease Term without Landlord’s consent, any additional sublease shall be subject to Landlord’s consent in its sole discretion, unless the sublease satisfies the conditions in Section 22.03  , in which event such sublease shall be subject to Landlord’s consent in its reasonable discretion.

Section 22.03 Notwithstanding anything contained in Section 22.01, Tenant may sublease any Demised Property hereunder subject to Landlord’s consent in its reasonable discretion, provided all of the following conditions are satisfied: (a) the subtenant is commercially and financially sound; (b) the permitted use under the sublease is limited to the operation of a retail establishment (which may include, but which shall not be limited to, the operation of a restaurant) (and with any change in use subject to the prior written consent of each of Landlord and Tenant, which approval each may withhold in its reasonable discretion) and the covenants set forth in Section 4.02 are included in the sublease as obligations of the subtenant (although the covenants set forth in Section 4.01 may be expressly excluded from the sublease), (c) the sublease contains a covenant whereby the subtenant agrees, subject to Applicable Law, to continuously operate at the Demised Property during all hours that are customary for similarly situated sites of the same operating brand; provided, however, that if there are not similarly situated sites of the same operating brand, then the sublease shall contain a covenant whereby the subtenant agrees, subject to Applicable Law, to continuously operate at the Demised Property during all hours that are customary for similar retail establishments in the same geographic location as the Demised Property; (d) the applicable sublease contains the Subordination and Attornment Provisions and prohibits the subtenant from effecting or permitting any Alterations (other than a Minor Project) without the prior written consent of Tenant and Landlord; (e) the term of the sublease, including any extension options, does not (and cannot) extend beyond the scheduled Lease Term, and (f) the subtenant has delivered to Landlord and any Landlord’s Lender, upon request, a subordination, non-disturbance and attornment agreement in form and substance reasonably acceptable to Landlord and any Landlord’s Lender.

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Section 22.04 Notwithstanding anything to the contrary contained in Section 22.01, Tenant may assign all, but not less than all, of its interest in this Lease without Landlord’s prior written consent, Tenant shall be released from any liability accruing under this Lease after the date of such assignment, provided that (a) (i) the assignee has an S&P Credit Rating of BBB- or higher, and a Moody’s Credit Rating of Baa3 or higher; or (ii) the assignee has an aggregate tangible net worth, as determined in accordance with GAAP, of at least US$20,000,000; (b) the assignee assumes all of Tenant’s obligations under this Lease; and (c) Tenant delivers to Landlord not less than thirty (30) days’ prior written notice of any such assignment, together with documents reasonably acceptable to Landlord evidencing the satisfaction of the conditions set forth in (a) and (b) of this sentence. As referenced herein, “S&P Credit  Rating” means the credit rating assigned by Standard & Poor’s Rating Group to the highest rated publicly issued debt securities of the assignee, and “Moody’s Credit Rating” means the credit rating assigned by Moody’s Investors Service to the highest rated publicly issued debt securities of the assignee.

Section 22.05 Upon any sublease or assignment permitted as provided in this Article 22 , Tenant shall deliver to Landlord copies of such sublease or assignment agreement in form and substance reasonably satisfactory to Landlord (including assumption language reasonably satisfactory to Landlord in any assignment agreement) promptly after the execution thereof by Tenant. An assignment made with Landlord’s consent or as otherwise permitted hereunder shall not be effective until Tenant delivers to Landlord an executed counterpart of such assignment containing an agreement, in recordable form, executed by the assignor and the proposed assignee, in which the assignee assumes the performance of the obligations of the assignor under this Lease throughout the Lease Term. In no event shall Tenant be entitled to amend, extend or otherwise modify any sublease or assignment agreement without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion.

Section 22.06 Subject to the terms of this Lease, this Lease shall be binding upon, enforceable by, and inure to the benefit of the parties hereto and their respective heirs, successors, representatives and assigns.

ARTICLE 23 FINANCINGS

Section 23.01 This Lease shall be subject and subordinate to all present and future ground or underlying leases of any of the Demised Properties and to the lien of any mortgages or trust deeds, now or hereafter in force against any of the Demised Properties, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground or underlying leases, require in writing that this Lease be superior thereto; and Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any mortgage or deed of trust to which this Lease is subordinate, or in the event of any termination of any ground or underlying lease to which this Lease is subordinate, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, if so requested to do so by such purchaser, and to the ground or underlying lease lessor, if so requested to do so by such ground or underlying lease lessor, and to recognize such purchaser, or ground or underlying lessor, as the case may be, as the lessor under this Lease; provided, however, that the foregoing subordination to future ground or underlying leases of the Demised Properties and to the lien of any future mortgages or trust deeds in force against the Demised Properties may be conditioned upon Landlord providing Tenant with a subordination, non-disturbance and attornment agreement in favor of Tenant in the form attached hereto as Exhibit B, or other commercially reasonable form requested by Landlord that provides, without limitation, that this Lease and the rights of Tenant hereunder shall survive any foreclosure proceeding brought under such mortgage or deed of trust, or termination of such ground or underlying lease (as applicable), provided Tenant is not in default or breach of its obligations under this Lease (either, an “SNDA”). Without limiting the foregoing, (a) as of the Commencement Date, each of Landlord, Landlord’s Lender, and Tenant shall execute and deliver to each other a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit B , and (b) Tenant shall, and shall cause any subtenant, from time to time, within eight (8) days after any request by Landlord, to execute and deliver such other instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease (at Landlord’s election) to any such mortgages, trust deeds, ground or underlying leases (including, at Landlord’s election, one or more additional SNDAs requested by Lender).

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Section 23.02 Tenant shall cooperate with Landlord and execute any and all instruments reasonably requested by Landlord (including, if necessary, the execution of an amendment to this Lease), in the establishment and maintenance of cash management procedures reasonably requested by any Landlord's Lender with respect to payment of Base Rent and other amounts payable by Tenant directly to Landlord as and when the same are due and payable hereunder; provided, however, that Tenant shall not be obligated to agree to any requested action or execute any requested instrument if the same would have a material adverse effect upon Tenant, unless Tenant is reasonably compensated therefor by Landlord. In addition, Tenant agrees to cooperate in good faith with Landlord, any Landlord’s Lender and any Landlord’s Mortgagee, in connection with any sale or transfer of the any of the Demised Properties by Landlord or any transfer, participation, syndication and/or securitization of any loan secured by any of the Demised Properties, or any or all servicing rights with respect thereto, including (a) by providing such documents, financial and other data, and other information and materials (the " Disclosures") that would typically be required with respect to Tenant by a purchaser of the any of the Demised Properties and/or a purchaser, transferee, assignee, servicer, participant, co-lender, investor or rating agency involved with respect to any transfer, participation, syndication and/or securitization of any loan secured by any of the Demised Properties, as applicable (collectively, the "Transfer Parties" and each, a "Transfer Party "); and (b) by amending the terms of this Lease to the extent reasonably necessary so as to satisfy the requirements of the Transfer Parties involved in any such transfer, participation, syndication or securitization; provided, however, that Tenant shall not be obligated to agree to any requested action, or execute any requested amendment, if the same would have a material adverse effect upon Tenant, unless Tenant is reasonably compensated therefor by Landlord

Section 23.03 Notwithstanding Section 22.01 above, but subject to the terms of this Article, Landlord agrees that Tenant shall have the right to encumber, pledge or hypothecate Tenant’s interest in the leasehold estate created by this Lease. All proceeds from any Leasehold Mortgage shall remain the property of Tenant. Landlord shall not be obligated to subordinate any or all of Landlord’s right, title or interest in and to the Demised Properties and this Lease to the lien of any Leasehold Mortgage. A Leasehold Mortgage shall encumber only Tenant’s leasehold interest in the Demised Properties, and shall not encumber Landlord’s right, title or interest in the Demised Properties. Landlord shall have no liability whatsoever for the payment of any obligation secured by any Leasehold Mortgage or related obligations. A Leasehold Mortgage shall be, and hereafter shall continue at all times to be, subject to each and all of the covenants, conditions and restrictions set forth in this Lease, and junior, subject and subordinate, in each and every respect, to all rights and interests of any Landlord’s Mortgagee now or hereafter affecting any of the Demised Properties. Should there be any conflict between the provisions of this Lease and the provisions of any Leasehold Mortgage, the provisions of this Lease shall control. No Leasehold Mortgage shall be for a term longer than the Original Lease Term. Either prior to or concurrently with the recordation of any Leasehold Mortgage, Tenant shall cause a fully conformed copy thereof and of the financing agreement secured thereby to be delivered to Landlord and Landlord’s Mortgagee, together with a written notice containing the name and post office address of Tenant’s Lender. Upon written request from Tenant, Landlord agrees to deliver an estoppel certificate in favor of Tenant’s Lender regarding this Lease, in form and substance reasonably acceptable to Landlord and Tenant’s Lender. Tenant agrees that a condition precedent to its granting a Leasehold Mortgage to any Tenant’s Lender shall be the execution and delivery by such Tenant’s Lender to Landlord and Landlord’s Lender of a subordination, non-disturbance and attornment agreement, in form and substance reasonably acceptable to Landlord and Landlord’s Lender, that shall provide, without limitation, that upon a default under the Leasehold Mortgages, Tenant’s Lender may foreclose only on this Lease as an entirety, applicable to all, but not less than all (even if otherwise possible under applicable Law) of the Demised Properties. If Landlord delivers to Tenant a Default notice under this Lease, Landlord shall notify any Tenant’s Lender (without any liability for failure to provide such notification) that has delivered to Landlord a prior written request for such notice, and Landlord shall recognize and accept the performance of any obligation of Tenant hereunder by Tenant’s Lender (provided said performance occurs within the same cure periods as provided to Tenant under this Lease); provided, however that nothing contained herein shall obligate Tenant’s Lender to take any such actions. Any act by Tenant or Tenant’s Lender in violation of this Section 23.03  shall be null and void and of no force or effect. This Section shall survive termination of this Lease.

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ARTICLE 24 ESTOPPEL CERTIFICATE

Tenant shall, without charge, at any time and from time to time, within ten (10) days after any request by Landlord, deliver to Landlord or any other Person specified by Landlord, duly executed and acknowledged, a completed Estoppel Certificate in substantially the form as set forth on Exhibit C attached hereto, or other commercially reasonable estoppel certificate confirming such information regarding this Lease, Tenant as Landlord may request (either, an “Estoppel Certificate”). Tenant’s failure to deliver to Landlord any Estoppel Certificate requested by Landlord as and when provided in this Article shall be deemed conclusive against Tenant as to the truthfulness of the items stated in such Estoppel Certificate requested by Landlord.

ARTICLE 25 RECORDING

Neither Landlord nor Tenant shall record this Lease; however, upon the request of either party hereto, the other party shall join in the execution and recordation of a memorandum of lease (or similar instrument) in a form substantially similar to the form attached hereto as Exhibits D-1 through D5. Tenant shall pay all costs charged by the applicable local recorder in connection with the recordation of any such memorandum of lease (or similar instrument).

ARTICLE 26 APPLICABLE LAW; WAIVER OF JURY TRIAL

This Lease shall be construed in accordance with, and this Lease and all matters arising out of or relating to this Lease (whether in contract, tort or otherwise) shall be governed by, the law of the State of New York without regard to conflicts of law principles; provided, however, that any forcible entry and detainer action or similar proceeding shall be governed by the laws of the state in which the applicable Demised Property is located. If any provision of this Lease or the application thereof shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by applicable Law.

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TENANT AND LANDLORD, EACH HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND EACH IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS LEASE SHALL BE LITIGATED IN SUCH COURTS (EXCEPT FOR FORCIBLE ENTRY AND DETAINER ACTIONS, OR SIMILAR PROCEEDINGS, WHICH SHALL BE LITIGATED IN COURTS LOCATED WITHIN THE COUNTY AND STATE IN WHICH THE APPLICABLE DEMISED PROPERTY IS LOCATED). TENANT AND LANDLORD EACH ACCEPTS, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS (EXCEPT AS PROVIDED ABOVE IN THIS PARAGRAPH) AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS LEASE.

EACH OF TENANT AND LANDLORD, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS LEASE.

TENANT AND LANDLORD EACH ACKNOWLEDGES THAT THE PROVISIONS OF THIS ARTICLE ARE A MATERIAL INDUCEMENT TO THE OTHER PARTY’S ENTERING INTO THIS LEASE.

ARTICLE 27 LIABILITY OF PARTIES

   Section 27.01  The obligations of Landlord under this Lease are not personal obligations of the individual members, partners, directors, officers, shareholders, agents or employees of Landlord. Tenant shall look solely to the Demised Properties for satisfaction of any liability of Landlord and shall not look to other assets of Landlord nor seek recourse against the assets of the individual members, partners, directors, officers, shareholders, agents or employees of Landlord. Whenever Landlord transfers its interest in any Demised Property, Landlord shall be automatically released from further performance under this Lease with respect to such Demised Property and from all further liabilities and expenses hereunder related to such Demised Property.

   Section 27.02  The obligations of Tenant under this Lease are not personal obligations of the individual members, partners, directors, officers, shareholders, agents or employees of Tenant. Landlord shall not seek recourse against the assets of the individual members, partners, directors, officers, shareholders, agents or employees of Tenant. If more than one Person is named as Tenant hereunder, the obligations under this Lease of all such Persons as Tenant shall be joint and several.

ARTICLE 28 ATTORNEYS’ FEES; EXPENSES

Without limiting any other obligation of Tenant to timely indemnify or reimburse Landlord hereunder (including under Article 9 and Article 29):

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(a)           If any party to this Lease shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Lease, the losing party shall pay to the prevailing party a reasonable sum for attorneys’ fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys’ fees and costs, separate from the judgment, incurred in enforcing such judgment. The prevailing party shall be determined by the trier of fact based upon an assessment of which party’s major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party’s major arguments or positions on major disputed issues; provided, however, that the parties agree that in no event shall Tenant be deemed a prevailing party if an Event of Default then exists under this Lease. For the purposes of this clause, attorneys’ fees shall include fees incurred in the following: (i) post-judgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examinations; (iv) discovery; and (v) bankruptcy litigation. This clause is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.

(b)           Tenant agrees to pay or, if Tenant fails to pay, to reimburse, Landlord upon receipt of written notice from Landlord for all reasonable costs and expenses (including reasonable attorneys’ fees and costs) incurred by Landlord in connection with (i) the preparation, negotiation, execution and delivery of this Lease and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Tenant (including any opinions requested by Landlord as to any legal matters arising under this Lease or the other Transaction Documents); (ii) Tenant’s ongoing performance of and compliance with its agreements and covenants contained in this Lease and the other Transaction Documents on its part to be performed or complied with, including confirming compliance with environmental and insurance requirements, and determining whether defaults or Events of Default may exist under any of the Transaction Documents; (iii) any request by Tenant to Landlord, including Landlord’s actions in response thereto; (iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Lease and the other Transaction Documents and any other documents or matters requested by Landlord in accordance with the terms of the Transaction Documents; (v) securing Tenant’s compliance with any requests made pursuant to the provisions of this Lease or other Transaction Documents; and (vi) enforcing any obligations of or collecting any payments due from Tenant under this Lease, the other Transaction Documents or with respect to any Demised Property.

ARTICLE 29 ENVIRONMENTAL

Section 29.01 Tenant acknowledges that Landlord makes no warranties or representations of any kind, or in any manner or in any form whatsoever, as to the status of Environmental Conditions or Hazardous Materials at the Demised Properties. Tenant shall conduct at its own expense any and all investigations regarding Environmental Conditions of the Demised Properties and will satisfy itself as to the absence or existence of Hazardous Materials contamination of the Demised Properties. Tenant’s entry into this Lease shall be made at its sole risk.

Section 29.02 Tenant shall comply with all Environmental Laws and cause and ensure the Demised Properties and all operations thereon comply with all applicable Environmental Laws. Tenant shall not suffer or permit any loss, on, at, under or affecting the Demised Properties of any source if the same pose a health or safety risk to invitees or employees. From and after the Commencement Date, Tenant shall not be entitled to the Use of any Hazardous Materials at the Demised Properties other than De Minimis Amounts, which shall be performed in full compliance with all Environmental Laws and any other applicable Laws. Tenant shall be prohibited from conducting or allowing the Release of Hazardous Materials onto, on, about, under or from the Demised Properties, the exception being sewer or other permitted discharges or Releases or other De Minimis Amounts, in full compliance with all Environmental Laws and any other applicable Laws. From and after the date of this Lease, Tenant covenants to, and shall, undertake all Remedial Activities necessary to comply with Environmental Laws and address any Use or Release of Hazardous Materials after the date of this Lease, by Tenant or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors (“Other Parties”), or otherwise adversely affecting any Demised Property at Tenant’s sole cost and expense, and shall give immediate written notice of same to Landlord, including the abatement of any mold or fungi that constitute Hazardous Materials, even if no applicable Law compels such abatement. If any Remedial Activities are required to be performed at any location other than the Demised Properties, Tenant shall use its best efforts to obtain any required access agreements from third parties.

Section 29.03 In addition to any other obligation herein, Tenant shall indemnify, defend, protect and hold Landlord Parties free and harmless from any and all Losses and other obligations of any kind whatsoever that may be made against or incurred by Landlord Parties in connection with (a) the violation of any Environmental Law, or (b) Hazardous Materials or Environmental Conditions at, on, under, about or from the Demised Properties during the Lease Term (and in the event of any holding over by Tenant, during any period that Tenant occupies the relevant Demised Property) whether or not the same constitute a violation of any Environmental Law, including any and all costs and fees of attorneys or experts incurred by Landlord in defending against same. This and any other right of Landlord under this Lease shall inure to the benefit of Landlord’s successors and assigns, as well as Landlord’s Lenders and Landlord’s Mortgagees and their respective successors and assigns as third party beneficiaries.

Section 29.04 Tenant shall promptly inform Landlord in writing of (a) any and all enforcement actions, initiation of Remedial Activities where no Remedial Activities are currently being conducted upon receipt of such notification, or other governmental or regulatory actions (excluding routine actions such as permit renewals) instituted, completed or threatened pursuant to any Environmental Laws affecting the Demised Properties; (b) all claims made or threatened by any third Person against Tenant or the Demised Properties relating in any way whatsoever to Hazardous Materials or Environmental Conditions (the matters set forth in clauses (a) and (b) are hereinafter referred to as “Environmental Claims”); (c) Tenant’s knowledge of any material Release of Hazardous Materials at, on, in, under to or from the Demised Properties or on, in or under any adjoining property. Tenant shall also supply to Landlord within three Business Days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings, asserted violations or other communications relating in any way to the matters described in this Section.

Section 29.05 In addition to any other obligations herein, Tenant shall be solely responsible for and shall indemnify, protect, defend, and hold harmless all Landlord Parties from and against any and all Losses directly or indirectly arising out of or associated in any manner whatsoever with Tenant’s Use or the presence of Hazardous Materials or Release of Hazardous Materials at, on, under, about or from the Demised Properties during the Lease Term (and in the event of any holding over by Tenant, during any period that Tenant occupies the relevant Demised Property). Tenant’s indemnity and release includes: (a) the costs associated with Remedial Activities, including all necessary plans and reports, incurred by the U.S. Environmental Protection Agency, or any other federal, state or local governmental agency or entity or by any other Person, incurred pursuant to the CERCLA, RCRA, or any other applicable Environmental Laws; (b) any oversight charges, fines, damages or penalties arising from the presence or Release of Hazardous Materials, and any related Remedial Activities, incurred pursuant to the provisions of CERCLA, RCRA, or any other applicable Environmental Laws; (c) any liability to third parties arising out of the presence or Release of Hazardous Materials for personal injury, bodily injury, property damage or natural resource damage arising under any statutory or common law theory, including damages assessed for the maintenance of a public or private nuisance, the costs of Remedial Activities, or for the carrying on of an abnormally dangerous activity; (d) all direct or indirect compensatory, consequential, or punitive damages arising out of any claim based on the presence or Release of Hazardous Materials or damage or threatened damage to Environmental Conditions; (e) any and all reasonable costs, fees and expenses of attorneys, consultants and experts incurred or sustained in making any investigation on account of any claim, in prosecuting or defending any action brought in connection therewith, in obtaining or seeking to obtain a release therefrom, or in enforcing any of the agreements herein contained; (f) Rent during any period of Remedial Activities equal to the Base Rent then in effect, or if this Lease has terminated, the Base Rent that was in effect on the Termination Date; and (g) any action or omission or use of the Demised Properties by any subtenant. The foregoing indemnity shall apply to Tenant’s Use of Hazardous Materials irrespective of whether any of Tenant’s activities were or will be undertaken in accordance with Environmental Laws or other applicable Laws. This indemnity is intended to be operable under 42 U.S.C. 9607(e)(1). Tenant specifically agrees that it shall not sue or seek contribution from any indemnity or any successors or assigns thereof in any matter relating to any Hazardous Material liability. All costs and expenses paid or incurred by Landlord for which Tenant is obligated to indemnify Landlord under this Section shall be paid promptly by Tenant to Landlord. This Section shall survive termination of this Lease.

MASTER LAND AND BUILDING LEASE

ARTICLE 30 LANDLORD ASSIGNMENT

Section 30.01 This Lease shall be fully assignable by Landlord or its successors and assigns, in whole or in part, subject to the terms of Article 27 and this Article. In the event that from time to time Landlord desires to partially assign its interest in this Lease with respect to one or more of the Demised Properties (including to one or more Affiliates of Landlord), then (a) Landlord shall determine in its sole discretion, the Base Rent allocated to any Demised Properties covered by the partial assignment (the “Allocated Base Rent Amount”), (b) Landlord, at its cost and expense, shall prepare a landlord assignment lease agreement (or landlord assignment lease agreements, in Landlord’s discretion) in the form attached hereto as Exhibit E with respect to any such Demised Properties (each, a “Landlord  Assignment Lease Agreement”); (c) upon the assignment by Landlord, this Lease shall be amended to exclude any such Demised Properties from this Lease, the Base Rent hereunder shall be reduced by the Allocated Base Rent Amount; and (d) the Base Rent payable under the Landlord Assignment Lease Agreement (or Landlord Assignment Lease Agreements) shall equal the Allocated Base Rent Amount. In such event, each party (including Landlord’s assignee), shall execute any such new Landlord Assignment Lease Agreement within five (5) Business Days after delivery of an execution version thereof. In addition, Tenant shall execute and deliver to Landlord any other instruments and documents requested by Landlord in connection with the assignment, including a new guaranty (substantially in the form of Exhibit F) of any such Landlord Assignment Lease Agreement and any commercially reasonable subordination, non-disturbance and attornment agreement that may be requested by Landlord’s assignee’s lenders. In addition, Tenant agrees to cooperate reasonably with Landlord in connection with any such assignment. From and after the effective date of any such Landlord Assignment Lease Agreement, Landlord shall be automatically released (without need for any further agreement or other document) from any liability thereafter arising with respect to the Demised Properties covered thereby. In no event shall Landlord have any liability under any Landlord Assignment Lease Agreement. Without limiting the foregoing, (x) Tenant agrees that Landlord may agree in its sole discretion with any purchaser or assignee of any Demised Property covered by a Landlord Assignment Lease Agreement to provide (or have an Affiliate of Landlord provide) asset management and/or act as servicer regarding such Demised Property; (y) Tenant acknowledges that any Landlord Assignment Lease Agreement may be, in Landlord’s sole discretion, a “master lease” agreement covering multiple Demised Properties (which Landlord Assignment Lease Agreement may include, in Landlord’s sole discretion, language materially identical to that contained in Recital D and Section 30.03 of this Lease, even if such language does not appear in the form of Landlord Assignment Lease Agreement attached hereto as Exhibit E); and (z) any Landlord assignee that is an Affiliate of Landlord may, in its sole discretion, elect to conform the terms of such Landlord Assignment Lease Agreement (other than Base Rent) to this Lease rather than to the form of Landlord Assignment Lease Agreement attached hereto as Exhibit E.

MASTER LAND AND BUILDING LEASE

Section 30.02 Landlord and Tenant agree that this Lease constitutes a true lease and not a financing or other form of transaction (including for federal income tax purposes). In furtherance of the foregoing, Landlord and Tenant each irrevocably waives any claim or defense based upon the characterization of this Lease as anything other than a true lease and irrevocably waives any claim or defense that asserts that this Lease is anything other than a true lease. Landlord and Tenant covenant and agree that they will not assert that this Lease is anything but a true lease. Landlord and Tenant each stipulate and agree not to challenge the validity, enforceability or characterization of this Lease of the Demised Properties as a true lease and further stipulate and agree that nothing contained in this Lease creates or is intended to create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like. Landlord and Tenant each shall support the intent of the parties that the lease of the Demised Properties pursuant to this Lease is a true lease and does not create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs. Tenant has discussed the characterization of this Lease with its independent auditors and Tenant believes that this Lease will be treated as an operating lease rather than a capital lease. Landlord shall claim all depreciation with respect to the Demised Properties.

Section 30.03 Landlord and Tenant agree that this Lease constitutes a single and indivisible lease as to all of the Demised Properties collectively, and shall not be subject to severance or division unless and to the extent, pursuant to Section 30.01, Landlord elects to effect a partial assignment of this Lease. In furtherance of the foregoing, and except as may result from the amendment of this Lease to eliminate certain properties and reduce Base Rent in conjunction with the execution of Landlord Assignment Lease Agreements pursuant to the terms of Section 30.01  , Landlord and Tenant each (a) waives any claim or defense based upon the characterization of this Lease as anything other than a master lease of all the Demised Properties and irrevocably waives any claim or defense that asserts that this Lease is anything other than a master lease, (b) covenants and agrees that it will not assert that this Lease is anything but a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Demised Properties, (c) stipulates and agrees not to challenge the validity, enforceability or characterization of this Lease of the Demised Properties as a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Demised Properties, and (iv) shall support the intent of the parties that this Lease is a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Demised Properties, if, and to the extent that, any challenge occurs.

MASTER LAND AND BUILDING LEASE

ARTICLE 31 REPLACEMENTS

Section 31.01 Property Replacements. During the Lease Term, Tenant, at its election, may substitute up to an aggregate amount not to exceed fifteen percent (15%) of the Demised Properties (other than the St. Louis Properties) (each a “Replaced Property”) with tracts of real property on which Tenant operates another Permitted Restaurant Brand restaurant (each a “Replacement Property”). Tenant shall submit for Landlord’s review evidence of the fair market value of the proposed Replacement Property satisfactory to Landlord and any Landlord’s Lender and compliant with Landlord’s Lender’s regulatory requirements, as well as current survey, current environmental report, records of any administrative proceedings or environmental claims involving the proposed Replacement Property, current title report and profit/loss statements for the previous two years of the Replacement Property and similar data with respect thereto, as well as evidence of the fair market value of the proposed Replaced Property satisfactory to Landlord and any Landlord’s Lender and compliant with Landlord’s Lender’s regulatory requirements, and other information with respect to the Replaced Property as Landlord and Landlord’s Lender may request. Provided that (a) the Replacement Property has equivalent or greater fair market value and equivalent or stronger financial operating history than the Replaced Property, each as determined by Landlord in its sole good faith discretion, (b) the Replacement Property is located within the same geographic area as the Replaced Property, is in a portion of such geographic area with equivalent or better customer demographics and equivalent or less business competition, has equivalent or better traffic flows, is not subject to a higher property tax rate, and is not subject to fees and other costs to comply with applicable Laws that are materially higher than those that the Replaced Property is subject to, each as determined in Landlord’s sole good faith discretion, (c) the Replacement Property has no material title or environmental defects, and has no other material liability substantially greater than the Replaced Property on the date of the applicable substitution, all in Landlord’s sole good faith discretion, (d) Tenant has satisfied such other conditions as Landlord or Landlord’s Lenders may impose in their sole good faith discretion, (e) Landlord and Landlord’s Lenders, in their sole good faith discretion, otherwise approve the substitution (such approval rights encompassing, without limitation, Landlord’s determination as to whether the substitution will qualify as a like-kind exchange in which no gain is recognized pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended), and (f) such substitution is in compliance with all the provisions of the federal income tax law relating to “real estate mortgage investment conduits” (“REMICs”), which appear in Sections 860A through 860G of the Internal Revenue Code of 1986, as amended from time to time (“Code”), then Landlord, within thirty (30) days after the submission of all reports and other information required hereunder (such thirty (30) day period is referred to in this Article as the “Consideration Period”), shall approve the substitution of the Replacement Property for the Replaced Property. Without limiting the foregoing, upon the written request of Landlord or Landlord’s mortgagee, as the case may be, Tenant shall deliver to Landlord as a condition precedent to any approval of the substitution of a Replacement Property for a Replaced Property, a legal opinion, in form and substance acceptable to Landlord or Landlord’s mortgagee, as the case may be, in its sole discretion, to the effect that, with respect to any REMIC trust that holds any loan secured by a mortgage on the Demised Properties, the release of the Replaced Property and the substitution of the Replacement Property will not cause (x) such loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, (y) any failure of such REMIC trust to qualify as a “real estate mortgage investment conduit” within the meaning of Section 860D of the Code for federal income tax purposes, or (z) the imposition of any tax upon the REMIC trust or any of such REMIC trust’s assets, including any tax on “prohibited transactions” imposed under Section 860F(a)(2) of the Code. Subject to the foregoing, in the event that Landlord fails to approve the proposed substitution, Landlord shall deliver to Tenant a written notice within ten (10) days following the expiration of the Consideration Period, disapproving the proposed substitution and describing which of Landlord’s and/or Landlord’s Lenders’ conditions have not been satisfied. In the event of any such disapproval, Tenant shall have an additional fifteen (15) day period from and after the date Landlord’s disapproval notice is delivered to Tenant to submit any additional information or documentation to Landlord regarding satisfaction of the foregoing conditions. In the event all the foregoing conditions are still not satisfied, then Landlord shall deliver to Tenant a second written notice within ten (10) days following the expiration of such fifteen (15) day period disapproving the proposed substitution and describing which of said conditions have not been satisfied. If all other conditions set forth above regarding the proposed substitution have been satisfied except that Landlord believes that the Replacement Property does not have equivalent or greater fair market value to the Replaced Property, then Tenant may, by written notice delivered to Landlord within ten (10) days after Landlord delivers to Tenant Landlord’s second written notice of Landlord’s disapproval of the proposed substitution, invoke the following arbitration procedure to determine whether the Replacement Property has an equivalent or greater fair market value to the Replaced Property (in which event the proposed substitution shall be deemed approved), or a fair market value less than the Replaced Property (in which event the proposed substitution shall remain disapproved). The date when such Tenant’s notice invoking the arbitration is delivered to Landlord is referred to in this Section as the “Notice Date”).

MASTER LAND AND BUILDING LEASE

(1)           Submission of Proposed Value. Within five (5) days after the Notice Date, (a) Landlord shall deliver to Tenant an MAI fair market value appraisal for each of the Replacement Property and the Replaced Property supporting its assertion that the fair market value of the Replacement Property is less than the fair market value of the Replaced Property, and (b) Tenant shall deliver to Landlord an MAI fair market value appraisal for each of the Replacement Property and the Replaced Property supporting its assertion that the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property. If either party (as referred to this Section, a “Failing Party”) fails to deliver its appraisals to the other party on or before the last day of such five (5)-day period, but the other party delivers its appraisals to the Failing Party on or before the last day of such five (5)-day period, the assertion supported by such other party’s appraisals delivered pursuant to subsection (1), above (i.e. that the fair market value of the Replacement Property is less than, or equal to or greater than (as the case may be), the fair market value of the Replaced Property) shall be binding on both parties, and the arbitration shall be deemed concluded as of the first day following the expiration of such five (5)-day period.

(2)           Appointment and Qualifications of Arbitrator. If the arbitration is not deemed concluded pursuant to subsection (1), above, then within fifteen (15) days after the Notice Date, Landlord and Tenant shall each appoint one licensed real estate appraiser who has been active over the previous ten-year (10-year) period in the appraisal of single tenant quick serve/casual dining restaurants within the county in which the applicable Replacement Property is located (each such appraiser chosen pursuant to this subsection (2), an “Arbitrator”). Each of Landlord and Tenant shall notify the other party, in writing, of its Arbitrator (and the business address thereof) within two Business Days after the appointment thereof (collectively, the “Arbitrator Appointment Notices”). Each of Landlord and Tenant agrees that any Arbitrator may be (but is not required to be) an appraiser who prepared one or both of the fair market value appraisals delivered by Landlord and Tenant pursuant to subsection (1), above.

(3)           Appointment of Third Arbitrator. If each party appoints an Arbitrator and notifies the other party in accordance with subsection (2), above, then the two Arbitrators shall, within ten (10) days after delivery of the later of the two Arbitrator Appointment Notices, agree on and appoint a third Arbitrator (whom shall be a licensed real estate appraiser with all other qualifications for the initial two Arbitrators chosen by the parties as set forth in subsection (2), above) and provide prompt written notice to Landlord and Tenant of such third Arbitrator and the business address thereof. If the two Arbitrators fail to agree on and appoint a third Arbitrator within such ten (10) day period, then either Landlord or Tenant may elect to have the third Arbitrator selected by the AAA by delivering written notice thereof to the other party. In such event, the electing party shall petition the AAA (with a copy to the other party) to so determine the third Arbitrator and the parties shall cooperate reasonably with each other and the AAA (including by responding promptly to any requests for information made by the AAA) in connection with such determination. The decision of the AAA shall be final and conclusive as to the identity of the third Arbitrator. If any fees of the third Arbitrator or the AAA are required to be paid in advance (prior to the completion of the arbitration procedure described in this Section) in order for such Arbitrator, or the AAA, as the case may be, to commence or continue its work in connection with the arbitration described in this Section, each party shall promptly pay one-half of such fees as and when due, and if either Landlord or Tenant fails to pay its one-half share of any such fees as and when due (such party is referred to in this Section as the “Delinquent  Party”), and the other party does pay its one-half share of any such fees as and when due, then if the Delinquent Party fails to pay its one-half share of all such fees within ten (10) days after written notice from the other party, the assertion supported by such other party’s appraisals delivered pursuant to subsection (1) (i.e. that the fair market value of the Replacement Property is less than, or equal to or greater than (as the case may be), the fair market value of the Replaced Property) shall be binding on both parties, and the arbitration shall be deemed concluded as of the first day following the expiration of such ten (10)-day period.

MASTER LAND AND BUILDING LEASE

(4)           Arbitrators’ Decision . If the arbitration is not previously deemed concluded pursuant to subsection (3), above, then within thirty (30) days after the appointment of the third Arbitrator, the three Arbitrators shall decide whether the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property and shall notify Landlord and Tenant in writing of each Arbitrator’s decision. The determination of each Arbitrator shall be limited to the sole issue of, and each Arbitrator shall have neither the right nor the power to determine any issue other than, whether the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property, as determined by such Arbitrator. The decision of the majority of the three Arbitrators shall be binding on Landlord and Tenant (subject to subsection (5), below), and the arbitration shall be deemed concluded upon delivery to Landlord and Tenant of such notifications of the Arbitrators’ decisions.

(5)           If Only One Arbitrator Is Appointed . If the arbitration is not previously deemed concluded pursuant to subsection (1), and if either Landlord or Tenant fails to appoint an Arbitrator within fifteen (15) days after the Notice Date or fails to deliver an Arbitrator Appointment Notice in accordance with subsection (2), above, and the other party does appoint an Arbitrator within such fifteen (15) day period and delivers an Arbitrator Appointment Notice in accordance with subsection (2), above, then the Arbitrator timely appointed by such other party shall reach a decision regarding whether the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property, as determined by such Arbitrator, and notify Landlord and Tenant of that decision within thirty (30) days after such Arbitrator’s appointment. Such decision of the Arbitrator shall be binding on Landlord and Tenant, and the arbitration shall be deemed concluded upon delivery of such notification of the Arbitrator’s decision.

(6)           Cost of Arbitration. If the Arbitrators (or Arbitrator, pursuant to subsection (5), above) determine that the fair market value of the Replacement Property is equal to or greater than the fair market value of the Replaced Property, then Tenant shall be deemed the “Winning Party” under this subsection (6) and Landlord shall be deemed the “Losing Party” under this subsection (6). If the Arbitrators (or Arbitrator, pursuant to subsection (5), above) determine that the fair market value of the Replacement Property is less than the fair market value of the Replaced Property, then Landlord shall be deemed the “Winning Party” under this subsection (6) and Tenant shall be deemed the “Losing Party” under this subsection (6). In addition, in the event the arbitration is deemed concluded due to a Failing Party not timely delivering its appraisals as described in subsection (1), or a Delinquent Party failing to pay its share of fees after written notice as described in subsection (3), such Failing Party or Delinquent Party (as the case may be) shall be deemed the “Losing Party” under this subsection (6), and the party that is not the Failing Party or Delinquent Party (as the case may be) shall be deemed the “Winning Party” under this subsection (6). Each party shall initially pay the fees and expenses of its legal counsel, appointed arbitrator, any written reports prepared by any appraiser in connection with its duties under this Section, one-half of the fees of the third arbitrator, and one-half the fees of the AAA (if applicable), provided, however, that the Losing Party shall be obligated to reimburse the Winning Party for all such fees and expenses of the arbitration paid by the Winning Party promptly upon the completion of the arbitration procedure described in this Section.

MASTER LAND AND BUILDING LEASE

In the event Landlord approves the substitution of the Replacement Property for the Replaced Property, Tenant shall execute and deliver to Landlord such instruments and documents as Landlord shall reasonably require in connection therewith, including a special warranty or similar deed and an amendment to this Lease, and Landlord shall convey the Replaced Property to Tenant (or Tenant’s designee) as is, with all faults, without any express or implied warranties. Any substitution of a Replacement Property for a Replaced Property shall not alter any of the other obligations of Tenant under this Lease, including the Base Rent due from Tenant hereunder. Without limitation, Tenant shall be responsible for all Additional Rent (including real property taxes) regarding the Replaced Property up to the date of transfer. Tenant shall pay all reasonable out-of-pocket expenses paid or incurred by Landlord pursuant to this Section, including, (i) Landlord’s, Affiliates of Landlord’s and Landlord’s Lenders’ legal fees and expenses, the costs of any title policies (owner’s and/or lender’s) on the Replacement Property, and, without limiting any of Tenant’s obligations set forth in Article 3  of this Lease, any sales, transfer, and other taxes and recording fees, and any taxes required to be withheld, which may be payable in connection with the conveyance of Replacement Property by Tenant or Replaced Property to Tenant (including any interest or penalties imposed with respect to the late payment of any such taxes), and (ii) such amount, which, when added to such payment, shall yield to Landlord (after deduction of all expenses payable by Landlord with respect to all such payments) a net amount which Landlord would have realized from such payment had no such expenses been incurred; provided, however, that so long as no Event of Default has occurred and is continuing, if an arbitration has been completed under subsections (1) through (6) of this Section, and if Tenant was the Winning Party (as defined above in subsection (6)), then Tenant shall not be obligated to reimburse Landlord for fees and expenses incurred by Landlord in connection with such arbitration, and Landlord shall be obligated to reimburse Tenant for fees and expenses incurred by Tenant in connection with such arbitration.

ARTICLE 32 [Intentionally Omitted]

ARTICLE 33 LANDLORD’S RIGHTS UNDER LEASE

Any and all rights of Landlord under this Lease shall inure to the benefit of Landlord’s successors and assigns, as well as Landlord’s Lenders and/or any Landlord’s Mortgagees and their respective successors and assigns as third party beneficiaries.

MASTER LAND AND BUILDING LEASE

ARTICLE 34 [Intentionally Omitted]

ARTICLE 35 [Intentionally Omitted]

ARTICLE 36 INTERPRETATION; MISCELLANEOUS

Section 36.01 For purposes of this Lease, (a) the words “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation” (unless already expressly followed by such phrase), and (b) the words “herein”, “hereof”, “hereby”, “hereto” and “hereunder” refer to this Lease as a whole. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Exhibits, and Schedules mean the Articles and Sections of, and the Exhibits and Schedules attached to, this Lease; (y) to a lease, instrument or other document means such lease, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Lease; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Lease to the same extent as if they were set forth verbatim herein. Titles to Articles and headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Lease. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class. Where a provision of this Lease requires that that consent of a party shall not be unreasonably withheld, or that such consent is in such party’s reasonable discretion, such provision shall be deemed to require that such consent not be unreasonably withheld, conditioned, or delayed.

Section 36.02 This Lease may be executed in counterparts and shall be binding on all the parties hereto as if one document had been signed. The delivery of an executed copy of this Lease by facsimile transmission shall have the same force and effect as the delivery of the original, signed copy of this Lease. Time is of the essence of every provision of this Lease. Any provision of this Lease explicitly providing for the performance by Tenant of obligations upon or after the expiration or termination of this Lease shall survive any such expiration or termination. This Lease and the Exhibits attached hereto, all of which form a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Properties, and there are no covenants, promises, agreements, conditions or understandings heretofore made, either oral or written, between them other than as herein set forth. No modification, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party. The captions, section numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles nor in any way affect this Lease. Nothing contained in this Lease shall be construed to create the relationship of principal and agent, partnership, joint venture or any other relationship between the parties hereto other than the relationship of landlord and tenant. Except as explicitly set forth in this Lease, there shall be no third party beneficiaries of this Lease or any of the agreements contained herein. The failure of Landlord or Tenant to insist upon strict performance of any of the terms and conditions hereof shall not be deemed a waiver of any rights or remedies that party or any other such party may have, and shall not be deemed a waiver of any subsequent breach or default in any of such terms, covenants or conditions.

ARTICLE 37 QUIET ENJOYMENT SUBJECT TO DILIGENCE MATTERS

From and after the Commencement Date until the expiration or termination of the Lease Term, and provided no Event of Default has occurred, Tenant shall have quiet enjoyment of the Demised

MASTER LAND AND BUILDING LEASE

Properties, subject however, to all Diligence Matters, which shall have priority over the interest of Tenant in this Lease and its leasehold interest in the Demised Properties.

ARTICLE 38 NO MERGER OF TITLE

There shall be no merger of this Lease with any of the leasehold estates created hereunder with any fee estate or other leasehold interest in any of the Demised Properties, whether by reason of the fact that the same Person may acquire, hold or own, directly or indirectly more than one or all of such legal interests in any Demised Property unless and until (a) under applicable Law such estates may be merged, and (b) all Persons having any leasehold interest or fee estate in any of the Demised Properties, or any part thereof sought to be merged, shall enter into a written agreement effecting such a merger under applicable Law and shall duly record same; provided, however, no such merger shall occur unless in each instance Landlord and any Landlord’s Lender shall be a party to such agreement.

  ARTICLE 39 ADDITIONAL CERTIFICATIONS, REPRESENTATIONS AND WARRANTIES

Tenant hereby represents, warrants and certifies to Landlord as follows:

(a)           Tenant operates, as of the date of this Lease, not less than 76 Permitted Restaurant Brand restaurants.

(b)           As of the date of this Lease, Tenant has (i) a positive Consolidated Net Worth and (ii) a positive Consolidated Tangible Net Worth.

(c)           Tenant, nor its officers and directors, or its direct or indirect owners regardless of the number of tiers of ownership (each such owner, a “Beneficial Owner”) (i) is a Person, or has a fiduciary acting on its behalf, whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such Person, or any fiduciary acting on such Person’s behalf, in any manner violative of Section 2, or (iii) is a Person, or has a fiduciary acting on its behalf, on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order. If Tenant shall at any time determine that an officer, director or Beneficial Owner of Tenant, or any fiduciary acting on its behalf, is or has become subject to Executive Order 13224 or is a Person, or has a fiduciary acting on its behalf, listed on the list referenced in foregoing clause (iii) or subject to the limitations or prohibitions referenced in such clause, Tenant will take such steps as a result of such determination as may be required by applicable Law. Tenant is in compliance with (y) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (z) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001), and each of the officers, directors and Beneficial Owners of Tenant, and any fiduciary acting on behalf of any of them, is in compliance with such statutes, enabling legislation or executive orders to the extent applicable to such Persons.

MASTER LAND AND BUILDING LEASE

    (d)           Tenant does not intend to apply the constant rental accrual method (within the meaning of section 1.467-3(b) of the Treasury Regulations promulgated under the Internal Revenue Code of 1986) to any Rent paid by Tenant under this Lease.

ARTICLE 40 BROKERS

Landlord and Tenant each (a) represents to the other party that such representing party has dealt with no broker or brokers in connection with the negotiation, execution and delivery of this Lease, other than Brookwood Associates, LLC and (b) agrees to indemnify, defend, protect (with counsel selected by the indemnified party, subject to the approval of the indemnifying party (unless the indemnifying party is the Tenant and an Event of Default has occurred)) and hold such other party free and harmless of, from and against any and all Losses arising from (including all brokerage commissions and/or finder’s fees due or alleged to be due as a result of) any agreement or purported agreement made by such indemnifying party.

ARTICLE 41 STATE SPECIFIC PROVISIONS

Section 41.01 Pennsylvania Provisions Without limiting the choice of law provision set forth in Article 32 , the following provisions shall apply to the extent that the laws of the Commonwealth of Pennsylvania govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the Commonwealth of Pennsylvania.

(a)           This Lease and Tenant’s rights hereunder are and will be subject and subordinate to any condominium declaration, by-laws and other instruments (collectively, the “Condominium Documents”) which may be recorded in order to subject any of the Demised Property located in the Commonwealth of Pennsylvania to a condominium form of ownership pursuant to the laws of the Commonwealth of Pennsylvania, provided that the Condominium Documents do not by their terms increase the Rent, materially increase Tenant’s non-Rent obligations or materially and adversely affect Tenant’s rights under this Lease. At Landlord’s request, and subject to the foregoing proviso, Tenant will execute and deliver to Landlord an amendment of this Lease confirming such subordination and modifying this Lease to conform to such condominium regime.

(b)           CONFESSION OF JUDGMENT FOR POSSESSION OF PREMISES . TENANT HEREBY EXPRESSLY AUTHORIZES THE PROTHONOTARY, CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO ACCEPT SERVICE OF PROCESS FOR, TO APPEAR FOR, AND TO CONFESS JUDGMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT IN ANY AND ALL ACTIONS BROUGHT HEREUNDER BY LANDLORD AGAINST TENANT TO RECOVER POSSESSION OF THE PREMISES (IN EJECTMENT OR OTHERWISE), WITHOUT ANY LIABILITY ON THE PART OF SAID ATTORNEY, FOR WHICH THIS LEASE SHALL BE SUFFICIENT WARRANT, AND TENANT AGREES THAT UPON THE ENTRY OF SUCH JUDGMENT, A WRIT OF POSSESSION OR OTHER APPROPRIATE PROCESS MAY ISSUE FORTHWITH (WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER).

IN ANY SUCH ACTION, LANDLORD SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY LANDLORD OR SOMEONE ACTING FOR IT SETTING FORTH FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE, AND IF A TRUE COPY OF THIS LEASE BE FILED IN SUCH ACTION (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE), IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL, AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT AND ALL PERSONS CLAIMING UNDER TENANT HEREBY RELEASE LANDLORD FROM ANY CLAIMS ARISING FROM ANY ERRORS OR DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT, IN CAUSING SUCH WRIT OF POSSESSION OR OTHER PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, AND HEREBY AGREE THAT NO WRIT OF ERROR OR OBJECTION SHALL BE MADE OR TAKEN THERETO.

MASTER LAND AND BUILDING LEASE

THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ONE EXERCISE, BUT JUDGMENT MAY BE CONFESSED FROM TIME TO TIME, AS OFTEN AS OCCASION THEREFOR SHALL EXIST. SUCH POWERS MAY BE EXERCISED DURING AS WELL AS AFTER THE EXPIRATION OR TERMINATION OF THE TERM AND DURING AND AT ANY TIME AFTER ANY EXTENSION OR RENEWAL OF THE TERM.

THIS SECTION 41.01(b) SETS FORTH A WARRANT OF ATTORNEY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, TENANT, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR TENANT AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES UNCONDITIONALLY ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRE-JUDGMENT AND PRE-EXECUTION NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE.

TENANT SPECIFICALLY ACKNOWLEDGES THAT LANDLORD HAS RELIED ON THE WARRANT OF ATTORNEY SET FORTH IN THIS SECTION 41.01(b) IN ENTERING INTO THIS LEASE WITH TENANT AND THAT THE LANDLORD-TENANT RELATIONSHIP CREATED HEREBY IS COMMERCIAL IN NATURE.

(c)       Tenant expressly agrees that any judgment, order or decree entered against Tenant by or in any Court or Magistrate by virtue of the powers of attorney contained in this Lease, or otherwise, shall be final, and releases to Landlord and to any and all attorneys who may appear for Landlord all errors in the said proceedings except those errors relating to the facts of the underlying claim by Landlord against Tenant, and all liability therefor. Tenant expressly waives the benefits of all laws, now or hereafter in force, exempting any goods on the Premises, or elsewhere from distraint, levy or sale in any legal proceedings taken by Landlord to enforce any rights under this Lease. Tenant hereby waives all errors and imperfections in any proceedings brought hereunder against Tenant. Tenant further waives the right of inquisition on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this Lease, and does hereby voluntarily condemn the same and authorizes the Prothonotary or Clerk of Court to issue a Writ of Execution or other process upon Tenant’s voluntary condemnation, and further agrees that the said real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly, either at the end of the term or earlier termination of the Lease, or for nonpayment of rent or any other reason, Tenant specifically waives all rights to notice under the Landlord and Tenant Act of 1951, 68 P.S. §250.101 et seq., Act of April 6, 1951, P.L. 69, as same may be amended from time to time (the “Landlord and Tenant Act”), including, without limitation, the right to the three months’ notice and/or the ten, fifteen or thirty days’ notice required by the Landlord and Tenant Act.

(d)       The right to enter judgment against Tenant and to enforce all of the other provisions of this Lease hereinabove provided for may, at the option of any assignee of this Lease, be exercised by any assignee of Landlord’s right, title and interest in this Lease in his, her, its or their own name, notwithstanding the fact that any or all assignment of the said right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, 1 Sm. L. 90, and all supplements and amendments thereto that have been or may hereafter be passed and Tenant hereby expressly waives the requirements of said Act of Assembly and any and all laws regulating the manner and/or form in which such assignment shall be executed and witnessed.

Section 41.02 Missouri Provisions. Without limiting the choice of law provision set forth in Article 32, the following provisions shall apply to the extent that the laws of the State of Missouri govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of Missouri:

(a)       THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

Section 41.03 New York Provisions. Without limiting the choice of law provision set forth in Article 32 , the following provisions shall apply to the extent that the laws of the State of New York govern the interpretation or enforcement of this Lease with respect to any Demised Properties located in the State of New York:

(a)       Tenant hereby waives the provisions of Section 227 of the Real Property law of the State of New York and agrees that the provisions of Article 11  hereunder shall govern and control in lieu thereof.

(b)       The provisions set forth in Section 2.01(b) of this Lease are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law.

[SIGNATURES FOLLOW ON NEXT PAGE]

MASTER LAND AND BUILDING LEASE

IN WITNESS WHEREOF, the parties have executed this Lease to be effective as of the date first above written.

THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

LANDLORD:

DBMFI LLC,
a Delaware limited liability company

/s/ Courtney Ranger	By : /s/ Joshua Pack
First Witness	Name : Joshua Pack
Title : Vice President

Courtney Ranger
Printed Name of First Witness

/s/ V.C. Grigorians
Second Witness

Vivian Grigorians
Printed Name of Second Witness

[SIGNATURES CONTINUE ON NEXT PAGE]

MASTER LAND AND BUILDING LEASE
(Pool A)
Signature Page

ACKNOWLEDGMENTS

STATE OF             Texas                             )
) ss.
COUNTY OF          Dallas                            )

On this        8th      of         Dec       , before me, the undersigned, personally appeared Joshua Pack , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person, acted, executed the instrument.

(NOTARIAL SEAL)	Brenda A. Keel Notary Public

My co mission expires: 08-10-2012	Notary Public State of Texas	BRENDA A. KEEL MY COMMISSION EXPIRES AUGUST 10, 2012

[ACKNOWLEDGMENTS CONTINUE ON NEXT PAGE]

MASTER LAND AND BUILDING LEASE
(Pool A)
Acknowledgment

THE UNDERSIGNED TENANT ACKNOWLEDGES THAT IT FULLY UNDERSTANDS THE CONFESSIONS OF JUDGMENT AND WAIVERS CONTAINED IN SECTIONS 15.02(c) AND 41.01 HEREOF AND KNOWINGLY, INTENTIONALLY AND VOLUNTARILY ENTERS INTO THIS LEASE FULLY COMPREHENDING THE RELINQUISHMENT OF CERTAIN RIGHTS BY VIRTUE OF SUCH CONFESSIONS OF JUDGMENT AND WAIVERS.

THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

TENANT:

MORGAN'S FOODS, INC., an Ohio corporation

/s/ Courtney Ranger	By : /s/ James Liquori
First Witness	Name : James Liquori
Title : President & COD

Courtney Ranger
Printed Name of First Witness

/s/ V.C. Grigorians
Second Witness

Vivian Grigorians
Printed Name of Second Witness

MASTER LAND AND BUILDING LEASE
(Pool A)
Signature Page

STATE OF             Texas                             )
) ss.
COUNTY OF          Dallas                            )

On this    8     day of     December    , before me, the undersigned, personally appeared   James Liquori   , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person, acted, executed the instrument.

(NOTARIAL SEAL)
Notary Public State of Texas	MEGAN FAITH MOYER Notary Public STATE OF TEXAS My Commission Expires July 21, 2015	/s/ Megan Faith Moyer Notary Public
My co mission expires:
           07-21-15

MASTER LAND AND BUILDING LEASE
(Pool A)
Acknowledgment

SCHEDULE 1

DEFINED TERMS

The following capitalized terms used in this Lease have the following meanings. “AAA ” means the American Arbitration Association or any successor thereto.

“Additional Rent” means any and all fees, expenses, taxes and charges of every kind and nature arising in connection with or relating to the Demised Properties (other than Base Rent), including (i) any and all taxes (including Real Estate Taxes), fees, utility service charges, insurance premiums, and other costs, and any amounts owed by Tenant under any indemnity to Landlord hereunder, including as set forth in Article 10 and Article 37; (ii) all fees and penalties that may accrue on any amounts due from Tenant hereunder if Tenant fails to pay such amounts in a timely manner; (iii) all other Losses that Landlord may suffer or incur in enforcing this Lease (whether or not any formal action is brought by Landlord against Tenant) or in otherwise taking actions permitted under this Lease following a Default (as hereinafter defined) by Tenant (including making Repairs (as hereinafter defined) and fulfilling other obligations of Tenant as provided in Article 7, and purchasing insurance required to be maintained by Tenant under this Lease, as provided in Article 11), or as a result of, arising out of, or in connection with any notice, request or other action by Tenant, whether or not expressly permitted by the terms of this Lease; (iv) any and all other sums that may become due, or costs and expenses that may be incurred by Landlord, by reason of any Default or Event of Default under this Lease, including any additional fees and costs, or any increased interest rate or other charges imposed by any Landlord’s Lender by reason of such Default or Event of Default (whether or not such Default or Event of Default is a default under any agreements with any Landlord’s Lender); and (v) any and all costs of maintaining, repairing and restoring the Demised Properties. In addition, “Additional Rent” includes any rent or other income received by Tenant from any subtenant of any Demised Property to the extent applicable to periods after the expiration or termination of this Lease as to such Demised Property.

“Affiliate” means in relation to any Person, any other Person: (i) directly or indirectly controlling, controlled by, or under common control with, the first Person; (ii) directly or indirectly owning or holding five percent or more of any equity interest in the first Person; or (iii) five percent or more of whose voting stock or other equity interest is directly or indirectly owned or held by the first Person. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Without limiting the foregoing, the Affiliates of any Person that is an entity shall include all natural persons who are officers, agents, directors, members, partners, or employees of the entity Person.

“Allocated Base Rent Amount” is defined in Section 30.01  .

“Alteration Information” is defined in Article 6 .

“Alterations” is defined in Article 6 .

“Arbitrator” is defined in Section 31.01  .

“Arbitrator Appointment Notices” is defined in Section 31.01.

MASTER LAND AND BUILDING LEASE

SCHEDULE 1-1

“Base Date” is defined in Section 3.02(a) .

“Base Rent” is defined in Section 3.02(b) .

“Beneficial Owner” is defined in Article 39 .

“Building Equipment” is defined in the Recitals to this Lease.

“Business Day” means any day excluding (i) Saturday, (ii) Sunday, (iii) any day that is a legal holiday under the Laws of the State of New York or the State of California, and (iv) any day on which banking institutions located in the State of New York or the State of California are generally not open for the conduct of regular business.

“Code” is defined in Section 31.01  .

“Commencement Date” is defined in the first paragraph of this Lease. “Consideration Period” is defined in Section 31.01  .

“Consolidated Net Worth” means the difference, in United States dollars, of Tenant’s consolidated assets minus consolidated liabilities, determined in accordance with GAAP.

“Consolidated Tangible Net Worth” means the difference, in United States dollars, of (i) Tenant’s consolidated assets, less all intangible assets minus (ii) Tenant’s consolidated liabilities, all as determined in accordance with GAAP.

“CPI” means the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for All Items (1982-84=100), published by the Bureau of Labor Statistics of the U.S. Department of Labor. If the CPI is not published for any month during the Lease Term, Landlord, in its reasonable discretion, shall substitute a comparable index published by the Bureau of Labor Statistics of the U.S. Department of Labor. If such an index is not published by the Bureau of Labor Statistics, Landlord, in its reasonable discretion, shall select a comparable index published by a nationally recognized responsible financial periodical.

“De Minimis Amounts” means, with respect to any given level of Hazardous Materials, that level or quantity of Hazardous Materials in any form or combination of forms, the use, storage or release of which does not constitute a violation of, or require regulation, remediation, reporting or monitoring under, any Environmental Laws and is customarily employed in the ordinary course of, or associated with, similar businesses located in the states in which the relevant Demised Property is located.

“Deeds” has the meaning set forth in the Purchase Agreement.

“Default” is defined in Section 15.01  .

“Delinquent Party” has the meaning set forth Section 31.01  .

“Demised Properties” is defined in the Recitals to this Lease.

“Diligence Matters” is defined in Article 5.

MASTER LAND AND BUILDING LEASE

SCHEDULE 1-2

“Disclosures” is defined in Section 23.02 . “Environmental Claims” is defined in Section 29.04 .

“Environmental Conditions” means the conditions of Environmental Media and the conditions of any part of the Demised Properties, including building materials, that affect or may affect Environmental Media.

“Environmental Laws” means any federal, state or local law, statute, ordinance, permit condition, regulation or written policy pertaining to public or worker health or safety, natural resources, climate changes, or the regulation protection of the indoor or outdoor environment, the regulation or reporting of Hazardous Materials, including the following: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq. as amended (“ CERCLA”), the Solid Waste Disposal Act, 42 U.S.C.. 6901 et seq. as amended (“RCRA”), the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, as amended, 33 U.S.C. 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 USC 7401 et seq.; the National Environmental Policy Act of 1970, as amended, 42 USC 4321 et seq.; the Rivers and Harbors Act of 1899, as amended, 33 USC 401 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq. the Endangered Species Act of 1973, as amended, 16 U.S.C. 1531, et seq.; the Occupational Safety and Health Act of 1970, as amended 29 U.S.C. 651, et seq.; the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801  et seq. as amended, and all regulations, published governmental policies, and administrative or judicial orders promulgated under or implementing or enforcing said laws; (ii) all state or local laws which implement the foregoing federal laws or which pertain to public health and safety, occupational health and safety, natural resources or environmental protection, all as amended from time to time, and all regulations, published governmental policies, and administrative or judicial orders promulgated under the foregoing laws; (iii) all federal and state common law, including but not limited to the common law of public or private nuisance, trespass, negligence or strict liability, where such common law pertains to public health and safety, occupational health and safety, natural resources, environmental protection, or the use and enjoyment of property, and all judicial orders promulgated under said laws; and (iv) all comparable local laws and comparable laws of other jurisdictions.

“Environmental Media” means soil, fill material, or other geologic materials at all depths, groundwater at all depths, surface water including storm water and sewerage, indoor and outdoor air, and all living organisms, including all animals and plants, whether such Environmental Media are located on or off the Demised Properties.

“Estoppel Certificate” is defined in Article 24 . “Event of Default” is defined in Section 15.01  . “Extension Notice” is defined in Section 2.02(a) .“Failing Party” has the meaning set forth in Section 31.01  .

“First Option Extension Properties” is defined in Section 2.02(c) .

“First Option Period” is defined in Section 2.02(a).

MASTER LAND AND BUILDING LEASE

SCHEDULE 1-3

 “Fourth Option Extension Properties” is defined in Section 2.02(i) . “Fourth Option Period” is defined in Section 2.02(a) .

“Franchise Agreement” means, with respect to any Demised Property, any franchise, trademark and/or license agreement entered into by Tenant (or any Affiliate of Tenant) and the applicable franchisor relating to such Demised Property, as more particularly described on Schedule 2 attached hereto, in each case as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

“GAAP” means those generally accepted accounting principles set forth from time to time in statements and pronouncements of the Financial Accounting Standards Board and in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants or those having other substantial authoritative support in the United States of America and which are applicable in the circumstances (and are not inconsistent with such Statements and Opinions), as applied on a consistent basis.

“Governmental Authority” means (i) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (ii) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or (iii) any court, administrative tribunal or public utility.

“Hazardous Materials” means any ignitable, reactive, explosive, corrosive, carcinogenic, mutagenic, toxic or radioactive material, whether virgin material, secondary material, by-product, waste or recycled material, defined, regulated or designated as a contaminant, pollutant, hazardous or toxic substance, material, waste, contaminant or pollutant under any Environmental Laws or any other federal, state or local law, statute, regulation, ordinance, or governmental policy presently in effect or as amended or promulgated in the future, and shall specifically include: (i) those materials included within the definitions of “hazardous substances,” “extremely hazardous substances,” “hazardous materials,” “toxic substances” “toxic pollutants,” “hazardous air pollutants” “toxic air contaminants,” “solid waste,” “hazardous waste,” “pollutants,” contaminants” or similar categories under any Environmental Laws; (ii) those materials that create liability under common law theories of public or private nuisance, negligence, trespass or strict liability; and (iii) specifically including any material, waste or substance that contains: (A) petroleum or petroleum derivatives byproducts, including crude oil and any fraction thereof and waste oil; (B) asbestos; (C) polychlorinated biphenyls; (D) formaldehyde; and (E) radon. If not already defined as a Hazardous Material under any of the foregoing terms, mold and fungi of any type or concentration shall be deemed a Hazardous Material hereunder if present in any Improvements under such conditions or circumstance as to represent blight or any unsanitary condition or that impairs the use of any Improvements or portion thereof for its intended uses.

“Improvements” is defined in the Recitals to this Lease.

“Initial Adjustment Dates” is defined in Section 3.02(a) .

“Initial Base Rent Escalation” is defined in Section 3.02(a) .

“Insurance Premium Additional Rent” is defined in Section 10.08 .

“Insurance Premium Additional Rent Trigger” is defined in Section 10.08.

MASTER LAND AND BUILDING LEASE

SCHEDULE 1-4

“Land” is defined in the Recitals to this Lease.

“Landlord” is defined in the first paragraph of this Lease.

“Landlord Assignment Lease Agreement” is defined in Section 30.01  .

“Landlord Award Amount” means the amount of the net award actually received by Landlord for any taking of any portion of any Demised Property.

“Landlord Parties” means, collectively, (i) Landlord, Affiliates of Landlord, Landlord’s Lenders and any Landlord’s Mortgagee, and (ii) any members, partners, shareholders, officers, directors, employees, agents, attorneys, contractors, affiliates, heirs, successors or assigns of any of Landlord, Affiliates of Landlord, Landlord’s Lenders, or any Landlord’s Mortgagee.

“Landlord’s Account” is defined in Section 3.01  .

“Landlord’s Lenders” means any persons or entities providing financing to Landlord or Affiliates of Landlord.

“Landlord’s Mortgagee” means any Persons holding a mortgage, deed of trust, deed to secure debt or similar instrument encumbering Landlord’s interest in the Demised Properties or portion thereof (whether or not any such Person is also a Landlord’s Lender).

“Late Fee” is defined in Section 15.06 .

“Law” means all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes, directives, orders, or written policies issued pursuant thereto, and published administrative or judicial precedents.

“Lease” is defined in the first paragraph of this agreement. “Lease Term” is defined in Section 2.01(a) .

“Leasehold Mortgage” means any leasehold deed of trust, mortgage, deed to secure debt, assignment of leases and rents, assignment, security agreement, or other security document securing financing from a lender of Tenant and encumbering Tenant’s leasehold interest in any Demised Property.

“Liens” means liens, security interests, charges and encumbrances. “Losing Party” has the meaning set forth in Section 31.01  .

“Losses” means all losses, claims, demands, actions, causes of action, settlements, obligations, duties, indebtedness, debts, controversies, remedies, choses in action, liabilities, costs, penalties, fines, damages, injuries, judgments, forfeitures, or expenses (including reasonable attorneys’, consultant, testing and investigation and expert fees and court costs), whether known or unknown, and whether liquidated or unliquidated.

“Minor Project” means a non-structural minor maintenance or repair project and/or “cosmetic refresh” project involving only painting, carpeting, floor covering and installation of moveable replacement Restaurant Equipment, unless in either case governmental permits are required or the costs exceed, in the aggregate, for any affected Demised Property, US$25,000.

MASTER LAND AND BUILDING LEASE

SCHEDULE 1-5

“Notice Date” has the meaning set forth in Section 31.01  .

“Option Period” is defined in Section 2.02(a) .

“Original Lease Term” is defined in Section 2.01(a) .

“Other Parties” is defined in Section 29.02 .

“PE First Option” is defined in Section 2.02(c) .

“PE First Option Period” is defined in Section 2.02(c) .

“PE Fourth Option” is defined in Section 2.02(i) .

“PE Fourth Option Period” is defined in Section 2.02(i) .

“PE Option” is defined in Section 3.02(a) .

“PE Option Base Rent” is defined in Section 3.02(a) .

“PE Option Extension Properties” is defined in Section 3.02(a) .

“PE Option Period” is defined in Section 3.02(a) .

“PE Second Option” is defined in Section 2.02(e) .

“PE Second Option Period” is defined in Section 2.02(e) .

“PE Third Option” is defined in Section 2.02(g) .

“PE Third Option Period” is defined in Section 2.02(g) .

“Permitted Liens” means (i) Liens to secure claims for labor, material or supplies in respect of obligations not overdue; (ii) Liens in respect of judgments or awards that have been in force for less than the applicable period for making an appeal so long as execution is not levied thereunder or in respect of which Tenant shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review; (iii) Liens of carriers, warehousemen, mechanics and materialmen and other like Liens that have been in existence less than 120 days after the date of creation thereof in respect of obligations not overdue; and (iv) purchase money Liens on Restaurant Equipment to secure purchase money indebtedness incurred in connection with the acquisition of such Restaurant Equipment, which Liens cover only the Restaurant Equipment so acquired.

“Permitted Restaurant Brand” is defined in Section 4.01.

MASTER LAND AND BUILDING LEASE

SCHEDULE 1-6

“Person” means an individual, corporation, partnership, joint venture, association, joint-stock company, trust, estate, limited liability company, non-incorporated organization or association, or any other entity, any Government Authority or any agency or political subdivision thereof.

“Petition” means a petition in bankruptcy (including any such petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief) under the Bankruptcy Code of the United States of America, or under any other present or future federal or state statute, law or regulation of similar intent or application.

“Purchase Agreement” means that certain Purchase and Sale Agreement and Joint Escrow Instructions, by and between Landlord and Tenant.

“RE Taxes Additional Rent” is defined in Section 3.03(b) .

“RE Taxes Additional Rent Trigger” is defined in Section 3.03(b) .

“Real Estate Taxes” means (i) all taxes and general and special assessments and other impositions in lieu thereof, or as a supplement thereto and any other tax measured by the value of real property and assessed on a uniform basis against the owners of real property, including any substitution in whole or in part therefor due to a future change in the method of taxation, and including any increase in any of the foregoing resulting from any sale, exchange, mortgage, encumbrance, or other disposition by Landlord, in each case assessed against, or allocable or attributable to, any of the Demised Properties and accruing during or prior to the Lease Term, and (ii) all transfer taxes imposed in connection with this Lease.

“Release” means any active or passive spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into any Environmental Media. For the purposes of this Lease, “Release” also includes any threatened Release.

“Remedial Activities” means any investigation, work plan preparation removal, repair, cleanup, abatement, remediation, monitored natural attenuation, natural resource damage assessment and restoration, closure, post-closure, detoxification or remedial activity of any kind whatsoever necessary to address Environmental Conditions.

“REMICs” is defined in Section 31.01  .

“Rent” means Base Rent plus Additional Rent.

“Repairs” means all replacements, renewals, alterations, additions and betterments necessary for Tenant to properly maintain each Demised Property in good order and condition, safe and fit for use as a Kentucky Fried Chicken or KFC.

“Replaced Property” is defined in Section 31.01  .

“Replacement Property” is defined in Section 31.01  .

“Required Alterations” is defined in Article 6 .

“Restaurant Equipment” is defined in the Recitals to this Lease.

“Restaurant Equipment Schedule” is defined in Section 20.04.

MASTER LAND AND BUILDING LEASE

SCHEDULE 1-7

“ Restoration Work” is defined in Section 11.01  .

“ Second Option Extension Properties” is defined in Section 2.02(e) .

“ Second Option Period” is defined in Section 2.02(a) .

“ SNDA” is defined in Section 23.01  .

“ St. Louis Properties” means the three Demised Properties more fully described on Exhibit G .

“ Subordination and Attornment Provisions” is defined in Section 22.01(b) .

“ Subsequent Adjustment Dates” is defined in Section 3.02(a) .

“ Subsequent Base Rent Escalation” is defined in Section 3.02(a) .

“ Tenant” is defined in the first paragraph of this Lease.

“ Tenant’s Lender” means any lender of Tenant that holds a Leasehold Mortgage.

“ Third Option Extension Properties” is defined in Section 2.02(g) .

“ Third Option Period” is defined in Section 2.02(a) .

“ Transaction Documents” means, collectively, this Lease, the Purchase Agreement, and the Deeds, each of which are dated of even date herewith, and any other agreements entered into by and between Landlord and Tenant regarding any of the foregoing or the Demised Properties.

“ Transfer Parties” is defined in Section 23.02 .

“ Unreimbursed Costs” means any fees or other costs that are not reimbursed or subject to reimbursement pursuant to applicable Law or regulations, insurance, contractual indemnities or any other means.

“ Use” means the receipt, handling, generation, storage, treatment, recycling, disposal, transfer, transportation, introduction, or incorporation into, on, about, under or from the Demised Properties.

“ Winning Party” has the meaning set forth in Section 31.01  .

“ Yum! National Brand” means a restaurant franchise brand operated by Yum! Brands, Inc. that has a minimum of fifty (50) units operating nationally and aggregate sales in excess of $50,000,000.

MASTER LAND AND BUILDING LEASE

SCHEDULE 1-8

SCHEDULE 2

LIST OF FRANCHISE AGREEMENTS

UNIT #	UNIT NAME	BEGINNING DATE	EXPIRATION DATE	PARTIES
01	Boardman	2/14/1999	2/14/2019	KFC Corporation and Morgan's Restaurants of Ohio, Inc.
08	Austintown	6/1/1997	6/1/2017	KFC Corporation and Morgan's Restaurants of Ohio, Inc.
16	Alliance	6/1/1997	6/1/2017	KFC Corporation and Morgan's Restaurants of Ohio, Inc.
25	Weirton	6/1/1997	6/1/2017	KFC Corporation and Morgan's Restaurants of West Virginia, Inc.
30	Irwin	6/1/1997	6/1/2017	KFC Corporation and Morgan's Restaurants of Pennsylvania, Inc.
36	12th St.	6/1/1997	6/1/2017	KFC Corporation and GRNN, Inc. assigned to MRPA on 07/24/98
50	Coraopolis	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of Pennsylvania, Inc.
51	Whitehall	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of Pennsylvania, Inc.
55	Homestead	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of Pennsylvania, Inc.
59	Bellevue	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of Pennsylvania, Inc.
61	Harmarville	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of Pennsylvania, Inc.
65	West View	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of Pennsylvania, Inc.
66	Braddock Hills	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of Pennsylvania, Inc.
91	Lakewood-TB	4/4/2000	4/4/2020	Taco Bell Corp. and Morgan's Tacos of Pennsylvania, Inc.
91	Lakewood	7/2/2000	7/2/2020	KFC Corporation and Morgan's Restaurants of New York, Inc.
324	Farmington	7/13/1999	7/13/2019	KFC Corporation and Morgan's Foods of Missouri, Inc.
352	Moundsville	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of West Virginia, Inc.
379	Kittanning-TB	7/14/1999	7/14/2019	Taco Bell Corp. and Morgan's Tacos of Pennsylvania, Inc.
379	Kittanning	12/30/1999	12/30/2019	KFC Corporation and Morgan's Restaurants of Pennsylvania, Inc.

MASTER LAND AND BUILDING LEASE
SCHEDULE 2

EXHIBIT A

LOCATION/ADDRESS/LEGAL DESCRIPTION OF DEMISED PROPERTIES

Unit No.	Address	City	ST
1	6636 South Avenue	Youngstown	OH
8	4642 Mahoning Avenue	Youngstown	OH
16	825 East State Street	Alliance	OH
25	4015 Main St.	Weirton	WV
30	9390 Route 30	Irwin	PA
36	2656 W. 12th Street	Erie	PA
50	6901 University Blvd.	Moon Township	PA
51	5130 Clairton Blvd.	Pittsburgh	PA
55	222 West 8th Avenue	Homestead	PA
59	4306 Ohio River Blvd.	Pittsburgh	PA
61	1 Landings Drive	Pittsburgh	PA
65	804 W. View Park Drive	West View	PA
66	278 Yost Blvd.	Pittsburgh	PA
91	270 E. Fairmount Ave.	Lakewood	NY
324	Highway 32, Route 67	Farmington	MO
352	122 N. Lafayette Avenue	Moundsville	WV
379	14 Hilltop Plaza	Kittanning	PA

LEGAL DESCRIPTIONS FOLLOW

MASTER LAND AND BUILDING LEASE
Exhibit A

Boardman (1) - 6636 S. Ave., Youngstown, OH

Situated in the Township of Boardman, County of Mahoning, State of Ohio, described as follows:

Situate in the Township of Boardman, County of Mahoning, State of Ohio, and known as being Lot No. 1 in the P.B.F. Plat No. 1, as recorded in Volume 95, Page 249 of Mahoning County Plat Records, and being further described as follows:

Beginning at a point on the westerly right of way line of South Avenue, said point being the Northeasterly corner of said Lot No. 1;

thence along said right of way line, South 02 deg. 28’ 00" West a distance of 109.61 feet to a point at a curve to the right having a chord bearing of South 48 deg. 02’ 49” West, 42.85 feet and a radius of 30.00 feet;

thence southwesterly along said curve an arc distance of 47.73 feet to a point;

thence along the southerly line of said Lot 1, North 86 deg. 22’ 22" West a distance of 172.23 feet to an iron pin set;

thence along the westerly line of said lot 1, North 03 deg. 37’ 38" East a distance of 140.20 feet to an iron pin set;

thence along the northerly line of said Lot 1, South 86 deg. 22’ 22" East a distance of 200.00 feet to the point of beginning, and containing within said bounds 0.644 acres of land.

Boardman (1)

Austintown (8) - 4642 Mahoning Ave., Youngstown, OH

Parcel No. 1

Situate in the Township of Austintown, County of Mahoning, State of Ohio, and being known as Lot No. 16 in Mahoning Heights Plat as recorded in Volume 19 of Plats, Page 34 of Mahoning County Records, said lot has a frontage of 60.76 feet on the Northerly curved side of Mahoning Avenue, and extends back on the Westerly line 341.33 feet, said Westerly line being also the Easterly line of Cambrel Avenue, and on the Easterly line 331.63 feet, having a rear line of 60 feet, as appears by said plat.

Parcel No. 2

Situate in the Township of Austintown, County of Mahoning, State of Ohio, and known as being Sublot Nos. 16 and 17 in Mahoning Heights Plat No. 2, Subdivision of a part of Austintown Township Great Lot No. 19, as shown by the recorded plat of said subdivision in Volume 19 of Maps, Page 34 of Mahoning County Records, and together forming a parcel of land having a frontage of 101.26 feet on the Northwesterly side of Mahoning Avenue Extension, formerly The Youngstown Austintown Road, and extending back 315.47 feet on the Easterly line 331.63 feet on the Westerly line, and having a rear line of 100 feet, as appears by said plat.

And known as being Lot No. 18 in a replat of Lots 16, 17 and 18, Mahoning Heights Plat, as shown by the Replat recorded in Volume 97, Page 93 of Mahoning County Plat Records.

Austintown (8)

Alliance (16) - 825 East State St., Alliance, OH

Known as part of Out Lot No. 446 and further know as part of Northeast Quarter of Section No. 1 in the original Washington Township, bounded and described as follows: Beginning at a monument at the Northwest corner of the Northeast Quarter of Section No. 1; thence S 89° 59' 36" E 284.50 feet along the quarter section line and the centerline of East State St. to the True Place of Beginning;

thence S 89° 59' 36" E 160.00 feet along the quarter section line and the centerline of East State St. to a point;

thence S 0° 32' 00" E passing over an iron pin at 55 feet, a distance of 319.00 feet to an iron pin; thence N 89° 59' 36" W 160.00 feet to an iron pin;

thence N 0° 32' 00" W passing over an iron pin at 264.00 feet, a distance of 319.00 feet to the place of beginning.

The above parcel of land contains 1.1717 acres of land, of which 0.2020 acre is within the road right of way.

This description based on survey by James R. Allen, Reg. Survey No. 4616 dated April, 1990.

Together with all rights of ways, easements and grants contained in Deed recorded in OR Volume 1038, Page 444, Stark County Records.

Alliance (16)

Weirton (25) - 4015 Main St., Weirton, WV

Parcel No. 1: Situate in Cross Creek District (now Weirton District), Brooke County, State of West Virginia, known and designated as Lot number seventeen (17) Heaslett Subdivision Plan of Lots, also known as 4006 Washington Street, Weirton, West Virginia.

Parcel No. 2: All those certain lots or parcels of land known and designated as Lots numbered two (2), three (3), four (4) and five (5), of the Heaslett Subdivision Plan of Lots, lying and being in the District of Cross Creek, County of Brooke, and the State of West Virginia, said plan of lots being of record in the Office of the Clerk of the County Court of Brooke County, West Virginia, in Deed Book #40, at page 213, to which Deed reference is hereby made.

The above real estate is the same as conveyed to Morgan's Weirton Foods, Inc., a corporation from Samuel N. Kusic, Esq., individually, and in trust under a Declaration of Trust executed by the Grantor and Leslie W. Kusic, his wife, by deed dated July 2, 1987, and recorded in the Office of the Clerk of the County Commission of Brooke County, West Virginia, in Deed Book No. 243, at Page 387.

(Weirton (25)

Irwin (30) - 9390 Route 30, Irwin, PA

All that certain part or parcel of ground situate in the Borough of Irwin, County of Westmoreland and Commonwealth of Pennsylvania, consisting of 2,398 square feet, said parcel being set forth on the revised plan of subdivision prepared for Theodore Sarniak III and Herman F. Skatell recorded in the Recorder’s Office of Westmoreland County on September 15. 1988 in Plan Book Volume 89, page 1640, said revised plan of subdivision revising the original subdivision recorded in Plan Book Volume 89. Page 1338 in the Recorder’s Office of Westmoreland county, said parcel being more fully described as follows:

BEGINNING at a point in the southerly right of way line of U.S. Route 30.-Lincoln Highway. said point of beginning being North 62° 43’ West, a distance of 75.00 feet from corner of land now or formerly of the Irwin Bank and Trust Company, and Parcel B of the original subdivision recorded in Plan Book Volume 89 page 1338; thence from said point of beginning and along the original dividing line of Parcels A and B of the original subdivision recorded in Plan Book Volume 89. page 1338 South 27° 27’ West 160.45 feet to a point; thence through Parcel B of the aforementioned original subdivision, South 66° 52’ East 15.04 feet to a point; thence continuing through Parcel B of the aforementioned original subdivision North 27° 27’ East 159.32 feet to a point in the southerly right of way line of U. S. Route 30-Lincoln Highway; thence by said right of way line, parallel to and 50 feet distant from the center line thereof. North 62° 43’ West 15.00 feet to a point, the place of beginning.

AND ALSO BEING

All that certain part or parcel of ground situate in the Borough of Irwin, County of Westmoreland and Commonwealth of Pennsylvania, consisting of 2,398 square feet, said parcel being set forth on the revised plan of subdivision prepared for Theodore Sarniak III and Herman F. Skatell recorded in the Recorder’s Office of Westmoreland County on September 15. 1988 in Plan Book Volume 89, page 1640, said revised plan of subdivision revising the original subdivision recorded in Plan Book Volume 89. Page 1338 in the Recorder’s Office of Westmoreland county, said parcel being more fully described as follows:

BEGINNING at a point in the southerly right of way line of U.S. Route 30.-Lincoln Highway. said point of beginning being North 62° 43’ West, a distance of 75.00 feet from corner of land now or formerly of the Irwin Bank and Trust Company, and land of which this was a part; thence from said point of beginning and through land of which this was a part, now designated Parcel B’ South 27° 27’ West, a distance of 180.51 feet to a point in line of land now or formerly of George K. Basel; thence by said land of George K. Basel North 66° 52’ West; a distance of 149.85 feet to a point on the Easterly right of way line of Caruthers Lane; thence by said right of way line North 28° 01’ East. a distance of 144.60 feet to a point; thence by same North 53° 36’ 08” East, a distance of 52.175 feet to a point in the Southerly right of way line of U.S. Route 30; thence by said right of way line, parallel to and 50 feet distant from the centerline thereof south 62° 43’ East, a distance of 125.00 feet to a point, the place of beginning.

Irwin (30)

W. 12th    (36) - 2656 W. 12th Street, Erie, PA

ALL THAT certain lot or piece of land situate in the Township of Millcreek, County of Erie and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point on the Northerly line of West 12th Street, 100 feet wide, distance eastwardly along the said northerly line of West 12th street, 111.10 feet from the easterly line of Lowell Avenue, 50 feet wide; thence from said point of Beginning along Lots Nos. 14, 13, 12, 11, 10, and 9 in Steens Subdivision Recorded in the Office of the Recorder of Deeds of Erie County, Pennsylvania in Plan Book Vol. 2, page 21, N. 26°33'30" W., a distance of 335.49' to the Southerly right of way line of 11th Street if extended; thence N. 63°12'30" E. a distance of 131.19' to a point; thence S. 26°33'00" E., a distance of 335.55' to a point on the northerly line of West 12th Street; thence along the northerly line of West 12th Street. S. 63°14'00" W., a distance of 131.14' to the point of beginning.

W. 12th (36)

Corapolis (50) - 6901 University Blvd., Moon Township, PA

BEGINNING AT A POINT OF COMPOUND CURVE ON THE SOUTHEASTERLY SIDE OF NARROWS RUN ROAD (120 FEET WIDE) WHICH POINT OF TANGENT IS ASURED EASTWARDLY ON THE ARC OF A CIRCLE CURVING TO THE RIGHT CONNECTING THE SAID SOUTHEASTERLY SIDE OF NARROWS RUN ROAD AND THE NORTHEASTERLY SIDE OF BEAVER GRADE ROAD, FORMERLY KNOWN AS BROADHEAD ROAD, HAVING A RADIUS OF 25. 00 FEET, THE ARC DISTANCE OF 34.29 FEET FROM A POINT OF CURVE ON THE NORTHEASTERLY SIDE OF BEAVER GRADE ROAD, FORMERLY KNOWN AS BROAD HEAD ROAD; THENCE EXTENDING ALONG THE SOUTHEASTERLY SIDE OF NARROWS RUN ROAD, THE FOLLOWING COURSES AND DISTANCES:

(1) ON THE ARC OF A CIRCLE TO THE RIGHT HAVING A RADIUS OF 759.02 FEET TO A POINT; THENCE EXTENDING SOUTH 27 DEG. 35' 15" EAST 5.85 FEET TO A POINT; THENCE EXTENDING SOUTH 49 DEG. 30' 00" EAST 129.22 FEET TO A POINT IN THE CENTER LINE OF OLD NARROWS RUN ROAD; THENCE EXPENDING ALONG SAME, SOUTH 33 DEG. 15' 00" WEST 183 FEET TO A POINT; THENCE PASSING THROUGH THE BED OF OLD NARROWS RUN ROAD, NORTH 56 DES. 45' 00" WEST 16.50 FEET TO A POINT ON THE NORTHWESTERLY SIDE OF OLD NARROWS RUN ROAD; THENCE EXTENDING ALONG SAME, THE TWO FOLLOWING COURSES AND DISTANCES: (1) SOUTH 33 DEG. 15' 00" WEST 19.52 FEET TO A POINT; AND (2) NORTH 28 DEG. 41' 00" WEST 9.73 FEET TO A POINT OF CURVE; THENCE EXTENDING ON THE ARC OF A CIRCLE CURVING TO THE RIGHT CONNECTING THE SAID NORTHWESTERLY SIDE OF OLD NARROWS RUN ROAD AND THE NORTHEASTERLY SIDE OF BEAVER GRADE ROAD, FORMERLY KNOWN AS BROADHEAD ROAD, HAVING A RADIUS OF 51.99 FEET, THE ARC DISTANCE OF 92.51 FEET TO A POINT OF TANGENT ON THE SAID NORTHEASTERLY SIDE OF BEAVER GRADE ROAD, FORMERLY KNOWN AS BROADHEAD ROAD; THENCE EXTENDING ALONG SAME, THE FOLLOWING THREE COURSES AND DISTANCES (1) NORTH 23 DES. 38' 00" WEST 36.00 FEET TO A POINT; (2) NORTH 66 DEG. 22' 00" EAST 10.00 FEET TO A POINT (3) NORTH 23 DEG. 38' 00" WEST 93.90 FEET TO A POINT OF CURVE; THENCE EASTWARDLY ON THE ARC OF A CIRCLE TO THE RIGHT CONNECTING THE SAID NORTHEASTERLY SIDE OF BEAVER GRADE ROAD FORMERLY KNOWN AS BROADHEAD ROAD, AND THE SOUTHEASTERLY SIDE OF NARROWS RUN ROAD, HAVING A RADIUS OF 25.00 FEET, THE ARC DISTANCE OF 34.29 FEET TO A POINT OF COMPOUND CURVE ON THE SAID SOUTHEASTERLY SIDE OF NARROWS RUN ROAD, BEING THE FIRST MENTIONED POINT AND PLACE OF BEGINNING.

Corapolis (50)

Whitehall (51) - 5130 Clairton Blvd., Pittsburgh, PA Premises A:

All THAT CERTAIN lot or piece of ground, situate in the Borough of Baldwin, County of Allegheny and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point on the Southerly line of Leech Road, 40’ wide, at a point common to the herein described property and the Northwest corner of property, now or formerly of Anthony Zebert, et ux, as recorded in the Recorder’s Office of Allegheny County In Deed Book Volume 3228, page 113; thence from said point of beginning, along the Westerly line of said last mentioned property of Anthony Zebert, at ux, South 16 degrees 27 minutes East, 120 feet to a point on property now or formerly of Dick Drabbe and Edith B. Drabbe, his wife; thence along some South 73 degrees 33 minutes West, 135 feet to a point on other property of grantors herein; thence through and along same, North 16 degrees 27 minutes West, 120 feet to a point on the Southerly line of Leech Road; thence along the Southerly side of Leech Road, North 73 degrees 33 minutes East, 135 feet to point of beginning.

EXCEPTING AND RESERVING however, to the grantors, their heirs and assigns a 7 foot wide easement for a sanitary sewer, as the same now exists, for the benefit of adjoining property now or formerly Dick Drabbe, et ux., on the South running Northwardly through said premises to Leech Drive with the right in the grantors, their heirs and assigns to relocate the same elsewhere on the premises.

Premises B:

All THAT CERTAIN lot or piece of ground, situate in the Borough of Baldwin, County of Allegheny and Commonwealth of Pennsylvania, bounded and described as follows, to-wit:

BEGINNING at a point in the Westerly line of Clairton Boulevard, 60 feet wide, said point being located South 15 degrees 56 minutes East, along said line of said Boulevard, a distance of 329.55 feet from the Southerly line of property of Olivia M. Wightman; thence Southwardly along said Westerly line of Clairton Boulevard by an arc of a circle having a radius of 985 feet and curving to the left for a distance of 105.10 feet to land now or formerly of Myna Cibek; thence along said land now or formerly of Myna Cibek, South 73 degrees 33 minutes West, a distance of 64.58 feet to land now or formerly of Carl M. Wolfe and Luigi M. Cecala: thence along land now or formerly of Carl M. Wolfe and Luigi M. Cecala, North 16 degrees 27 minutes West, for a distance of 120 feet to the Southerly line of Leech Drive, 40 feet wide; thence along the Southerly line of Leech Drive, North 73 degrees 33 minutes East, for a distance of 44.97 feet to a point; thence continuing along the Southerly line of Leech Drive by an arc of a circle having a radius of 14.90 feet and curving to the right for a distance of 23.54 feet to the point and place of beginning.

Whitehall (51)

Homestead (55) - 222 West 8th St., Homestead, PA

ALL THAT CERTAIN lot or piece of ground situate in the Borough of West Homestead, County of Allegheny and State of Pennsylvania, BEING Lot Nos. 17,18, 19, 20, 21,22, 23, 24 and 25 in the Kennedy and West Plan of Lots recorded in the Recorder of Deeds Office of Allegheny County, in Plan Book Volume 15, page 30, bounded and described as follows to wit:

BEGINNING ON THE Southerly side of West Eight Avenue, 80 feet wide at a Hub and Tack on the dividing line between Lot Nos. 25 and 26 in said Plan; thence from said point of beginning and along the southerly right of way side of West Eighth Avenue North 51º11'00" East, a distance of 225.00 feet to a Tait Capped Iron Pin on the dividing line between Lot Numbers 17 and 16 in said plan; thence along said dividing line South 38º49'00" East, a distance of 110.00 feet to a point on the Northerly side of Hazel Way, 20 feet wide, thence along said Hazel Way, South 51º11'00" West, a distance of 225.00 feet to a Hub and Tack on the dividing line between Lot. Nos. 25 and 26 in said plan; thence along said dividing line, North 38º49'00" West, a distance of 110.00 feet to a point it the place of beginning.

Homestead (55)

Bellevue (59) - 4306 Ohio River Blvd., Pittsburgh, PA

All that certain parcel of land situate in the Borough of Bellevue, County of Allegheny and Commonwealth of Pennsylvania, being bounded and described as follows:

BEGINNING at an iron pin at the intersection of the northerly side of Ohio River Boulevard (Legislative Route 652), 60.00 feet wide, and the westerly side of Shiloh Avenue, 50.00 feet wide; thence from side point of beginning by the northerly side of Ohio River Boulevard North 45° 03' 53" West a distance of 233. 34 feet to an iron pin; thence through former Riverview Avenue, as vacated by the County of Allegheny in 1930, and Lot No. 14 in the Thomas Bakewell Plan of Lots as recorded in the Recorder of Deeds Office of Allegheny County, Pennsylvania, in Plan Book Volume 4, page 37, by the line dividing lands now or formerly of Boron Oil Company and lands now or formerly of Robert K. Christy North 46° 44' 00" East a distance of 152.60 feet to an iron pipe; thence through Lots No.'s 14 and 15 in said Thomas Bakewell Plan of Lots by the line dividing lands now or formerly of Boron Oil Company and land now or formerly of William R. Richert South 43° 45' 00" East a distance of 134.23 feet to an iron pin; thence continuing by said dividing line through Lot No. 25 in Thomas Bakewell Plan of Lots South 46° 44' 00" West a distance of 26.00 feet to a pipe; thence by and through same South 43° 45' 00" East a distance of 99.00 feet to a pipe; thence by the Westerly side of Shiloh Avenue South 46° 44' 00" West a distance of 121.24 feet to the iron pin at the point of BEGINNING.

Bellevue (59)

Harmarville (61) - 1 Landings Dr., Pittsburgh, PA

ALL THAT CERTAIN PARCEL OF LAND SITUATE IN THE TOWNSHIP OF HARMAR, COUNTY OF ALLEGHENY AND COMMONWEALTH OF PENNSYLVANIA BEING MORE PARTICULARLY BOUND AND DESCRIBED AS FOLLOWS AND BEING LOT NO. 2 OF THE HARMAR LANDINGS PLAN NO. 2A, AS RECORDED IN PLAN BOOK VOLUME 158, PAGES 127 TO 132 INCLUSIVE:

BEGINNING AT A POINT ON THE SOUTHERLY SIDE OF LANDINGS DRIVE (50 FT. STREET) AT THE DIVIDING LINE OF LOT NO. 2 AND PARCEL "D" IN THE HARMAR LANDINGS PLAN NO. 2A AS RECORDED; THENCE ALONG SAID DIVIDING LINE S 25 DEG. 45' 00" E, 202.29 FEET TO A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF THE PENNSYLVANIA TURNPIKE COMMISSION; THENCE ALONG LAND OF SAID PENNSYLVANIA TURNPIKE COMMISSION S 63 DEG. 33' 42" W, 175.42 FEET TO A POINT ON THE DIVIDING LINE OF LOT NO. 2 AND LOT NO. 1 AS RECORDED IN HARMAR LANDINGS PLAN NO. 2 IN PLAN BOOK VOLUME 157, PAGES 164 TO 169; THENCE ALONG SAID DIVIDING LINE N. 24 DEG. 22' 45" W, 204.59 FEET TO A POINT IN A CURVE ON THE SOUTHERLY SIDE OF THE AFOREMENTIONED LANDINGS DRIVE IN AN EASTERLY DIRECTION BY A CURVE TO THE LEFT HAVING A RADIUS OF 460.185 FEET, FOR AN ARC DISTANCE OF 11.01 FEET TO A POINT; THENCE ALONG SAME N 64 DEG. 15' 00" E, 159.50 FEET TO THE POINT OF BEGINNING.

Harmarville (61)

W. View (65) - 804 W. View Park Dr., West View, PA

ALL that certain tract of land situate in the Borough of West View, Allegheny County, Pennsylvania, designated as Lot No. 7 in the West View Associates G.P.F. Associates Plan of Lots recorded in Plan Book Volume 118, pages 33-34-35 in the Recorder’s Office of Allegheny County, Pennsylvania, being more particularly bounded and described as follows, to-wit:

BEGINNING at a point on the northerly line of West View Park Drive, a 50' street, said point being also on the common line between Lot No. 7 and Lot No. 8; thence running North 23°02'07" West along said common line, a distance of 150.00 feet to a point on the southerly right of way line of Center Avenue, an 80' street; thence running North 66°57'53" East along the southerly line of Center Avenue, a distance of 150.00 feet to a point on the common line between Lot No. 7 and Lot No. 6; thence running South 23°02'07" East, along said common line, a distance of 150.00 feet to a point on the northerly line of West View Park Drive; thence running South 66°57'53" West, along the northerly line of West View Park Drive, a distance of 150.00 feet to the point of beginning.

CONTAINING a total area of 0.517 acres, more or less.

W. View (65)

Braddock Hills (66) - 278 Yost Blvd., Pittsburgh, PA

ALL THAT CERTAIN IN LOT OR PIECE OF GROUND situate in the Borough of Braddock Hills, County of Allegheny and Commonwealth of Pennsylvania, being designated as Parcel “C” in the Gold Circle Plan of Lots, as recorded in the Recorder’s Office of Allegheny County, in Plan Book Volume 102, pages 147 and 148, bounded and described as follows: to-wit:

BEGINNING at a point on the Northerly line of Yost Boulevard, 60 feet wide, at the dividing line between Parcels "B" and "C" in said Plan; thence along said line of Yost Boulevard, South 77° 52' West, a distance of 86.21 feet to a point; thence continuing along the same, in a Southwesterly direction, by the arc of a circle curving to the left, having a radius of 230 feet, an arc distance of 257.12 feet to a point on the Northeasterly line of Brinton Road; thence by a line through said Road, South 11º 30' 20" West, a distance of 20 feet to a point in the center line of said Brinton Road; thence along said center line, North 78° 29' 40" West, a distance of 200.21 feet to a point; thence continuing along the same, in a Northwesterly direction by the arc of a circle curving to the right, having a radius of 232 feet, an arc distance of 42.07 feet to a point of line of land, now or formerly of Arthur Stern; thence along said line, North 41º 08' 20" East, a distance of 393.02 feet to a point; thence continuing along the same, North 04° 27' 20" East, a distance of 106.45 feet to a point on the dividing line between Parcels "B" and "C" in said Plan aforesaid; thence along said dividing line, South 52° 48' 30" East, a distance of 270 feet to a point thence continuing along same, South 12° 08' East, a distance of 85.13 feet to the point at the place of beginning.

Braddock Hills (66)

Lakewood (91) - 270 E. Fairmount Ave., Lakewood, NY

ALL THAT TRACT OR PARCEL OF LAND, situate in the Village of Lakewood, Town of Busti, County of Chautauqua, and State of New York being part of Lot No. 9, Township 2, and Range 12 of the Holland Land Company’s Survey; and designated and distinguished as being all of Lot Number 2, 3, and 4, and Part of Lot No. 1, as shown on a map of Lakecrest Farms, made by Walter F. Shaw, C. E., dated May 7, 1923, which map was filed in the Chautauqua County Clerk’s Office in Cabinet No. 1, Section A, as Map No. 34, and being further bounded and described as follows:

BEGINNING at an iron stake at the intersection of the southerly line of East Fairmount Avenue (New York State Route No. 394), and the easterly line of Elmcrest Avenue;

THENCE North 78 degrees 46 minutes 34 seconds east along the said southerly line of East Fairmount Avenue and the northerly line of Lot Nos. 4,3, 2 and 1 of Lakecrest Farms, a distance of 134.66 feet to an iron stake;

THENCE South 12 degrees 00 minutes 51 seconds East through said Lot No. 1, a distance of 136.95 feet to an iron stake in the easterly line of said Lot No. 1;

THENCE South 00 degrees 13 minutes 20 seconds East, a distance of 35.39 feet to a found iron stake at the northeasterly corner of Lot No. 38, as shown on the said map of Lakecrest Farms;

THENCE North 89 degrees 45 minutes 36 seconds West along the northerly line of said Lot No. 38, as distance of 160.26 feet to a found iron stake in the easterly line of Elmcrest Avenue;

THENCE North 00 degrees 11 minutes 26 seconds West along the said easterly line of Elmcrest Avenue, a distance of 142.46 feet to the iron stake at the point or place of BEGINNING.

BEING A PORTION of the same premises conveyed by Terrill P. Johnson and Deborah B. Johnson to Judith E. Scalise by Warranty Deed dated October 27, 1992 and recorded in the Chautauqua County Clerk’s Office on November 10, 1992 In Liber 2283 of Deeds at Page 235.

According to a survey and plat prepared by Abate Engineering Associates, P. C., Jerome E. Erickson, P. E. & L. L. S., plat dated October 15, 1999 and designated as Job No. 7-99-AE199590.

ALSO ALL THAT TRACT OR PARCEL O LAND, situate in the Village of Lakewood, Town of Busti, County of Chautauqua and State of New York, being part of Lot No. 9, Township 2, arid Range 12 of the Holland Land Company’s Survey and designated and distinguished as Lot No. 38 on a map of Lakecrest Farms made by Walter F. Shaw, C. E., dated May 7, 1923, which map was filed in the Chautauqua County Clerk’s Office in Cabinet No. 1, Section A, as Map No. 34; and being further bounded and described as follows:

BEGINNING at a found iron stake at the easterly line of Elmcrest Avenue at the southwesterly corner of Lot No. 4, as shown on said map of Lakecrest Farms, said iron stake being South 00° 11’ 26” East, a distance of 142.46 feet from a point at the intersection of the southerly line of Fairmount Avenue and the said easterly line of Elmcrest Avenue;

THENCE South 89° 45’ 36” East along the southerly line of said Lot No .4 and the southerly lines of Lot Nos. 3, 2, and 1 of said Lakecrest Farms Map, a distance of 160.26 feet to a found iron stake;

THENCE South 01° 01’ 18” West along the easterly line of Lakecrest Farms, a distance of 49.48 feet to a found iron stake at the northeasterly corner of Lot No. 39 of said map;

THENCE North 89156’ 35” West along the northerly line of Lot No, 39, a distance of 159.73 feet to a found iron stake in the said easterly line of Elmcrest Avenue;

THENCE North 00° 24’ 39” East along the said easterly line of Elmcrest Avenue, a distance of 49.99 feet to the point or place of BEGINNING.

Lakewood (91)

Farmington (324) – 627 Walmart Drive, Farmington, MO

PART OF LOT "A" OF ROSE LANE SUBDIVISION IN THE CITY OF FARMINGTON, MISSOURI, PER PLAT OF RECORD IN PLAT BOOK 7, PAGE 26, LAND RECORDS OF ST. FRANCOIS COUNTY, MISSOURI, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: FROM THE SOUTHEAST CORNER OF LOT "A" OF SAID ROSE LANE SUBDIVISION; THENCE N 16 DEGREES 49' 55" W. ALONG THE EASTERLY LINE OF LOT "A" 355.25 FEET TO A POINT ON THE WESTERLY LINE OF ROUTE 67, FARMINGTON SPUR; THENCE NORTHWESTERLY ALONG SAID WESTERLY LINE THE FOLLOWING COURSES AND DISTANCES, NORTHWESTERLY ON A CURVE TO THE LEFT, HAVING A RADIUS OF 11,358.36 FEET, A DISTANCE OF 322.71 FEET; THENCE N 52 DEGREES 56' 57" W. 145.36 FEET TO THE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE N 83 DEGREES 54' 46" W. 116.62 FEET; THENCE N 52 DEGREES 56' 57" W 77.55 FEET TO A POINT ON THE NORTHERLY LINE OF LOT "A" OF SAID ROSE LANE SUBDIVISION; THENCE LEAVING THE WESTERLY LINE OF SAID ROUTE 67, FARMINGTON SPUR S 53 DEGREES 05' 49" W ALONG THE NORTHERLY LINE OF SAID LOT "A", 93.26 FEET; THENCE S 36 DEGREES 54' 11" E. 154.05 FEET; THENCE N 53 DEGREES 05' 49" E. 200.00 FEET TO THE POINT OF BEGINNING.

PART OF LOT "A" OF ROSE LANE SUBDIVISION IN THE CITY OF FARMINGTON, MISSOURI, PER PLAT OF RECORD IN PLAT BOOK 7, PAGE 26, LAND RECORDS OF ST. FRANCOIS COUNTY, MISSOURI, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: FROM THE SOUTHEAST CORNER OF LOT "A" OF SAID ROSE LANE SUBDIVISION; THENCE N 16 DEGREES 49' 55" W ALONG THE EASTERLY LINE OF LOT "A" 355.25 FEET TO A POINT ON THE WESTERLY LINE OF ROUTE 67, FARMINGTON SPUR; THENCE NORTHWESTERLY ALONG SAID WESTERLY LINE THE FOLLOWING COURSES AND DISTANCES, NORTHWESTERLY ON A CURVE TO THE LEFT, HAVING A RADIUS OF 11,358.36 FEET, A DISTANCE OF 322.71 FEET; THENCE N 52 DEGREES 56' 57" W 145.36 FEET; THENCE N 83 DEGREES 54' 46" W 116.62 FEET; THENCE N 52 DEGREES 56' 57" W 77.55 FEET TO A POINT ON THE NORTHERLY LINE OF LOT "A" OF SAID ROSE LANE SUBDIVISION; THENCE LEAVING THE WESTERLY LINE OF SAID ROUTE 67, FARMINGTON SPUR, S 53 DEGREES 05' 49" W., ALONG THE NORTHERLY LINE OF SAID LOT "A" 93.26 FEET TO THE POINT OF BEGINNING FOR THIS DESCRIPTION; THENCE CONTINUE S 53 DEGREES 05' 49" W ALONG THE NORTHERLY LINE OF SAID LOT "A", 33.17 FEET; THENCE SOUTHEASTERLY ON A CURVE TO THE LEFT, HAVING A RADIUS OF 50.0 FEET, A DISTANCE OF 28.76 FEET; THENCE S 37 DEGREES 21' 05" E, 126.79 FEET; THENCE N 53 DEGREES 05' 49" E. 40.01 FEET; THENCE N 36 DEGREES 54' 11" W. 154.05 FEET TO THE POINT OF BEGINNING.

Farmington (324)

Moundsville (352) - 122 N. Lafayette Ave., Moundsville, WV

All those certain tract, piece or parcel of land lying and being situate in the City of Moundsville, Marshall County, State of West Virginia, and more particularly described as follows:

Commencing at a point at the southeastern intersection of U.S. Route 250 and Route 2 thence following Route 2 South along the eastern line 884 feet more or less to a 1/2 inch rod set; thence North 85 degrees 59 minutes 00 seconds East 110.00 feet to a 5/8 inch rod found; thence South 04 degrees 01 minutes 00 seconds East 160.00 feet to a nail set; thence South 85 degrees 59 minutes 00 seconds West to 95.00 feet to a nail set; thence North 04 degrees 26 minutes 36 seconds West 75.48 feet to a punch hole found; thence South 85 degrees 26 minutes 10 seconds West 14.94 feet to a 5/8 inch rod found; thence North 03 degrees 44 minutes 54 seconds West 84.67 feet to the point and place of beginning containing 16,502.7 square feet or 0.3789 acres.

Moundsville (352)

Kittaning (379) - 14 Hilltop Plaza, Kittanning, PA

ALL THAT CERTAIN PARCEL OR REAL PROPERTY LOCATED IN EAST FRANKLIN TOWNSHIP, ARMSTRONG COUNTY, PENNSYLVANIA, AS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHERLY SIDE OF AN ACCESS RIGHT-OF-WAY 50 FEET IN WIDTH AT THE DIVIDING LINE OF PARCEL NO. 3A AND NO. 38 IN THE HILLTOP PLAZA SHOPPING CENTER PLAN OF SUBDIVISIONS WHICH PLAN IS RECORDED IN THE ARMSTRONG COUNTY RECORDER’S OFFICE IN PLAN BOOK 3, PAGE 551, SLIDE 192; THENCE FROM SAID PLACE OF BEGINNING SOUTH 3º 35' 38" WEST ALONG THE LINE OF PARCEL NOS. 3A AND 38, A DISTANCE OF 223.78 FEET TO A POINT THE DIVIDING LINE OF PARCEL NO. 3A AND PARCEL NO. 6 IN THE AFOREMENTIONED PLAN; THENCE ALONG SAID DIVIDING LINE NORTH 88º 24' 22" WEST, A DISTANCE OF 180 FEET TO A POINT ON THE EASTERLY LINE OF AN ACCESS RIGHT-OF-WAY 68 FEET IN WIDTH; THENCE ALONG SAID RIGHT-OF-WAY NORTH 3º 35' 38" EAST, A DISTANCE OF 175.00 FEET TO A POINT; THENCE CONTINUING ALONG SAME BY THE ARC [OF A] CIRCLE CURVING TO THE RIGHT HAVING A RADIUS OF 50.00 FEET AND AN ARC DISTANCE OF 78.54 FEET TO THE SOUTHERLY LINE OF THE AFOREMENTIONED 50 FOOT ACCESS RIGHT-OF-WAY; THENCE ALONG SAID LINE SOUTH 66º 24' 22" EAST, A DISTANCE OF 98.92 FEET TO A POINT; THENCE CONTINUING ALONG SAME BY THE ARC OF A CIRCLE CURVING TO THE RIGHT HAVING A RADIUS OF 395.00 FEET AND AN ARC DISTANCE OF 31.11 FEET TO THE POINT OF BEGINNING, ALSO KNOWN AS PARCEL NO. 3A AS SHOWN ON THE HILLTOP PLAZA SHOPPING CENTER PLAN OF SUBDIVISION.

Wheeling (356)

EXHIBIT B

FORM OF SNDA

See attached.

MASTER LAND AND BUILDING LEASE

EXHIBIT B

THIS INSTRUMENT WAS PREPARED BY AND
WHEN RECORDED RETURN TO:

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Lease:	Master Land and Building Lease (Pool A) dated as of December __, 2011
Landlord:	DBMFI LLC, a Delaware limited liability company
Tenant:	MORGAN’S FOODS, INC., an Ohio corporation
Guarantor:	None
Property:	As described on Exhibit A
Property Address:	<<Address>>, <<City>>, <<State>>

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (hereinafter referred to as “Agreement”) made as of , 20__, among [ ] (together with its successors and assigns hereinafter referred to as “Secured Party”), Tenant, and Landlord.

RECITALS:

A.     Landlord and Tenant have entered into the Lease relating to the Property described therein and on the attached Exhibit A; and

SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
Loan No. [__-]/ Unit No. <<StoreUnit_>>

B.           Secured Party has committed to make a loan to Landlord (hereinafter referred to as the “Loan”) to be secured by certain mortgages, deeds of trust or deeds to secure debt (collectively, the “Mortgage”) and certain assignments of leases and rents (collectively, the “Assignment of Leases”) from Landlord to Secured Party covering the Property; and

C.           Tenant has agreed that the Lease shall be subject and subordinate to the Mortgage held by Secured Party, provided Tenant is assured of continued occupancy of the Property under the terms of the Lease as hereinafter provided;

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Secured Party, Tenant and Landlord hereby agree to the subordination, attornment and other agreements in favor of Lender set forth herein.

1.           Subordination and Consent. Secured Party, Tenant and Landlord do hereby covenant and agree that the Lease with all rights, options, liens and charges created thereby (including, without limitation, any options, rights of first refusal, or rights contained in the Lease, or otherwise existing, to acquire any or all of the Property, or any superior leasehold interest therein), is and shall continue to be subject and subordinate in all respects to the Mortgage and to any renewals, modifications, consolidations, replacements and extensions thereof and to all advancements made thereunder. Tenant acknowledges that Landlord will execute and deliver to Secured Party an assignment of the Lease as security for said loan, and Tenant hereby expressly consents to such assignment. Tenant agrees that if there is a default by Landlord in the performance and observance of any of the terms of such Loan, Secured Party may, at its option, demand all rents due under the Lease be paid by Tenant directly to Secured Party at the address specified below, or as otherwise specified by Secured Party. Tenant agrees that upon Secured Party’s written request for payment of rent directly to Secured Party, Tenant will timely remit any and all payments due under the Lease directly to, and payable to the order of, Secured Party. Such payments to Secured Party will constitute performance of Tenant’s payment obligations under the Lease. Tenant agrees that it has no right or option of any nature to purchase the Property, or any portion thereof or any interest therein.

2.           Non-Disturbance. Secured Party does hereby agree with Tenant that, in the event Secured Party becomes the fee simple owner of the Property by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as Tenant complies with and performs its obligations under the Lease and there exists no “Event of Default” on the part of the Tenant under the Lease, (a) the Lease shall continue in full force and effect as a direct Lease between the succeeding owner of the Property and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease, for the balance of the terms of the Lease, and Secured Party will not disturb the possession of Tenant, and (b) the Property shall be subject to the Lease and Secured Party shall recognize Tenant as the tenant of the Property for the remainder of the terms of the Lease in accordance with the provisions thereof and be bound thereby as landlord thereunder until the succeeding owner takes title to the Property; provided, however, that Secured Party shall not be:

SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
Loan No. [__-]/ Unit No. <<StoreUnit_>>

SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT Loan No. [__- ]/ Unit No. «StoreUnit_»

a.           subject to any claims, offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

b.           obligated to complete any construction work required to be done by any prior landlord (including Landlord) pursuant to the provisions of the Lease or to reimburse Tenant for any construction work done by Tenant; or

c.           required to make any repairs to the Property required as a result of fire or other casualty or by reason of condemnation unless Secured Party shall be obligated under the Lease to make such repairs and then shall be obligated to finance the completion of such repairs only to the extent of casualty insurance proceeds or condemnation awards received; or

d.           required to make any capital improvements to the Property which Landlord may have agreed to make, but had not completed, or to perform or provide any services not related to possession or quiet enjoyment of the Property; or

e.           be liable for any act or omission of any prior landlord (including Landlord); or

f.           bound by any rent or additional rent which Tenant might have paid for more than the current month or any security deposit or other prepaid charge paid to any prior landlord (including Landlord); or

g.           bound by any amendment or modification of the Lease that results in a reduction of Base Rent or Additional Rent (each as defined in the Lease), or a shortening of the Lease Term (as defined in the Lease) or a material increase in Landlord’s obligations made without Secured Party’s written consent.

h.           Secured Party shall not join Tenant in any action, suit or proceeding arising out of the Mortgage or seeking to foreclose the Mortgage, unless Tenant is deemed to be a necessary party under applicable Law in order for Secured Party to avail itself of and complete the foreclosure or other remedy.

3.           Attornment. Tenant does hereby agree with Secured Party that, in the event Secured Party becomes the owner of the Property by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Secured Party as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease. Tenant further covenants and agrees to execute and deliver upon request of Secured Party an appropriate agreement of attornment to Secured Party and any subsequent titleholder of the Property.

4.           Lease Defaults. In the event Landlord shall fail to perform or observe any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to Secured Party and Secured Party shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under the Lease, including without limitation any action in order to terminate, rescind or avoid the Lease or to withhold any rent or other monetary obligations thereunder, provided that such default does not place Tenant’s business operations or the health, safety and welfare of Tenant’s employees, customers and invitees in immediate jeopardy, for a period of thirty (30) days following receipt of such written notice by Secured Party; provided, however, that if such default reasonably requires more than thirty (30) days to cure, Secured Party shall have a reasonable time, but in no event more than ninety (90) days, to cure the default provided Landlord commences to cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion. Tenant will accept performance by Secured Party of any term of the Lease required to be performed by Landlord with the same force and effect as though performed by Landlord, although Secured Party shall in no event be required to do so.

SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
Loan No. [__-]/ Unit No. <<StoreUnit_>>

5.           Obligations and Liability of Secured Party. Secured Party shall have no obligations nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, hazardous wastes or environmental laws, Landlord’s title, Landlord’s authority, habitability, fitness for purpose or possession. Furthermore, in the event that Secured Party shall acquire Landlord’s interest in the Property, Secured party shall have no obligation with respect to the obligations imposed on the Landlord under the Lease prior to the date Secured Party acquires Landlord’s interest in the Property, nor incur any liability, beyond Secured Party’s interest in the Property (or the proceeds of sale of all or any portion thereof), and Tenant shall look exclusively to such interest of Secured Party in the Property for the payment and discharge of any obligations or liability imposed upon Secured Party hereunder, under the Lease, and Secured Party is hereby released and relieved of any other obligations or liability hereunder or under the Lease. Secured Party shall not, either by virtue of the Mortgage, the Assignment of Leases or this Agreement, be or become a mortgagee in possession or be or become subject to any liability or obligation under the Lease or otherwise until Secured Party shall have acquired the Landlord’s interest in the Property, by foreclosure or otherwise, and then such liability or obligation of Secured Party under the Lease shall extend only to those liabilities or obligations accruing subsequent to the date that Secured Party has acquired Landlord’s interest in the Property. Without limiting the generality of the foregoing, neither the Mortgage, the Assignment of Leases nor this Agreement shall, prior to Secured Party’s acquisition of Landlord’s interest in the Property, by foreclosure or otherwise, operate to place responsibility for the control, care, management or repair of the Property upon Secured Party or impose upon Secured Party responsibility for the carrying out of any of the terms or conditions of the Lease, and Secured Party shall not be responsible or liable for any waste committed on the Property by any party whatsoever, for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property.

6.           No Modification. Tenant agrees that the Lease shall not hereafter be modified or amended without the prior consent of Secured Party. Tenant will not consent to any termination or cancellation of the Lease or to any modification or amendment that results in a reduction of Base Rent or Additional Rent (each as defined in the Lease), or a shortening of the Lease Term (as defined in the Lease) or a material increase in Landlord’s obligations, without Secured Party’s prior written consent and will not make any payment to Landlord in consideration of any modification, termination or cancellation of the Lease without Secured Party’s prior written consent.

SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
Loan No. [__-]/ Unit No. <<StoreUnit_>>

7.            Invalid or Inoperative Provisions. If any portion or portions of this Agreement shall be held invalid or inoperative, then all of the remaining portions shall remain in full force and effect, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion or portions held to be invalid or inoperative.

8.            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent applicable laws of the jurisdiction in which the Property is located apply with respect to the validity hereof, the priority of the liens and interests, and the enforcement of the remedies granted herein.

9.            Notices. So long as the Mortgage remains outstanding and unsatisfied, Tenant will mail or deliver to Secured Party, at the address and in the manner herein below provided, a copy of all notices given to the Landlord by Tenant under and pursuant to the terms and provisions of the Lease. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be in writing and shall be considered as properly given if (i) mailed to the addressee by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the addressee, or (iii) by delivery to a third party commercial delivery service for same day or next day delivery to the office of the addressee with proof of delivery. Notice so given shall be effective, as applicable, upon (i) the third (3rd) day following the day such notice is deposited with the U.S. Postal Service, (ii) delivery to the addressee, or (iii) the second (2nd) business day following the day such notice is delivered to such third party delivery service. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of the Landlord, Tenant and Secured Party are as follows:

Landlord:                               DBMFI LLC
c/o Drawbridge Special Opportunities Fund LP
1345 Avenue of the Americas, 46th Floor
New York, New York 10105
Attn: Constantine M. Dakolias, President and
Glenn P. Cummins, CFO

with copy to:                         Sidley Austin LLP
555 West Fifth Street, Suite 4000
Los Angeles, California
Attn: Aimee Contreras-Camua, Esq.

Tenant: Morgan’s Foods, Inc.
4829 Galaxy Parkway, Suite S
Cleveland, Ohio 44122
Attn: Barton J. Craig, Esq

SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
Loan No. [__-]/ Unit No. <<StoreUnit_>>

with copy to:                         Morgan’s Foods, Inc.
4829 Galaxy Parkway, Suite S
Cleveland, Ohio 44122
Attn: James Liguori

Secured Party:

Notwithstanding the foregoing, any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other parties in the manner set forth herein.

10.           Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors, successors-in-title and assigns. When used herein, the term “Landlord” refers to Landlord and to any successor to the interest of Landlord under the Lease and “Secured Party” refers to Secured Party and to any assignee or subsequent holder of the note secured by the Mortgage (whether by assignment, secondary market transaction, or otherwise) and Secured Party’s servicer of the Loan, if any.

11.           Tenant’s Personal Property. In no event shall the Mortgage cover or encumber (and shall not be construed as subjecting in any manner to the lien thereof) any of Tenant’s personal property (defined in the Lease as “Restaurant Equipment”), which may include, but shall not be limited to, readily removable trade fixtures, restaurant and business equipment, furniture, signs and other personal property at any time placed on or about the Property; provided, however, that Tenant shall, at its expense, repair any damage caused by the removal of such items, in accordance with the terms of the Lease.

12.           Whole Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Mortgage and shall supersede and cancel, but only insofar as would affect the priority between the Mortgage and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

13.           Subordination. Tenant acknowledges and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
Loan No. [__-]/ Unit No. <<StoreUnit_>>

14.            Heirs, Successors, Assigns and Transferees. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto.

15.            Subsequent Transfer. If Lender, by succeeding to the interest of Lessor under the Lease, should become obligated to perform the covenants of Lessor thereunder, then, upon any further transfer of Lessor’s interest by Lender, all of such obligations shall terminate as to Lender with respect to matters arising after the date of such transfer.

16.            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument.

[Signature Pages Follow]

SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
Loan No. [__-]/ Unit No. <<StoreUnit_>>

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth above.

LANDLORD:

DBMFI LLC,
a Delaware limited liability company

By:
Name:
Title:

STATE OF                                                   §
                                                                       §
COUNTY OF                                               §

On                                  , 20__, before me,                                       , a Notary Public, personally appeared                                      , proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

[Notary Seal]

SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
Loan No. [__-]/ Unit No. <<StoreUnit_>>

TENANT:

MORGAN’S FOODS, INC.,
an Ohio corporation

By:
Name:
Title:

STATE OF                                                   §
                                                                       §
COUNTY OF                                               §

On                                , 20__, before me,                                   , a Notary Public, personally appeared                                   , proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

[Notary Seal]

SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
Loan No. [__-]/ Unit No. <<StoreUnit_>>

SECURED PARTY:

[_______________________]

By:
Name:
Title:

STATE OF                                                   §
                                                                       §
COUNTY OF                                               §

On                                , 20__, before me,                                             , a Notary Public, personally appeared , proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                  that the foregoing paragraph is true and correct.

Notary Public
My Commission Expires:

[Notary Seal]

SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
Loan No. [__-]/ Unit No. <<StoreUnit_>>

EXHIBIT A
LEGAL DESCRIPTION

Description of Property. The Property referred to in this Agreement is situated in County of <<County>>, State of <<State>> and is described as follows:

[LEGAL DESCRIPTION TO BE INSERTED PRIOR TO CLOSING]

Property Address: <<Address>>, <<City>>, <<State>>

SUBORDINATION. NON-DISTURBANCE AND ATTORNMENT AGREEMENT
Loan No. [__-]/ Unit No. <<StoreUnit_>>

EXHIBIT C
FORM TENANT’S ESTOPPEL CERTIFICATE

THE UNDERSIGNED, MORGAN’S FOODS, INC., an Ohio corporation (“Tenant”), whose address is 4829 Galaxy Parkway, Suite S, Cleveland, Ohio 44122, represents and certifies as follows:

1.           Tenant is the tenant under that certain Master Land and Building Lease

(Pool A) dated December __, 2011 (the “Lease”) with DBMFI LLC, a Delaware limited liability company as landlord (“Landlord”), covering the properties described therein (collectively the “Demised Properties”), a true and correct copy of which (together with all amendments thereof) is attached hereto as Exhibit A. [Tenant understands that                                                (“Lender”) intends to enter into financing arrangements with Landlord, as borrower, to be secured, among other things, by certain mortgages, deeds of trust and assignments of leases and rents, as amended, covering the Demised Properties.]

2.           The Lease constitutes the only agreement, promise, understanding or commitment (either written or oral) Tenant has with respect to the Demised Properties and any right of occupancy or use thereof.

3.           The Lease is in full force and effect and has not been assigned, subleased, supplemented, modified or amended, in whole or in part.

4.           The Tenant has not given Landlord any notice of termination under the Lease.

5.           Tenant took possession of the Demised Properties on or about the date of the Lease and commenced paying rent on or about December __, 2011. Tenant presently occupies the Demised Properties, is open for business and in operation on the Demised Properties, and is paying rent on a current basis. No rent has been paid by Tenant in advance except for the monthly rental that became due on [                           ]  and no deposits, including security deposits, or prepayments of rent have been made in connection with the Lease. Tenant agrees not to pay rent more than one (1) month in advance unless otherwise specified in the Lease.

6.           The monthly base rental is the sum of [                          ] AND __/100THS DOLLARS (US$                                   ). Landlord has not agreed to reimburse Tenant for or to pay Tenant’s rent obligation under any other lease.

7.           The Lease term commenced on December __, 2011, expires on December___, 2031, and there are no options to renew except: four (4) option periods of five (5) years each.

8.           Tenant is not in default of any of its obligations under the Lease, nor have there occurred any events that with the passage of time or giving of notice or both, will result in any such default. To the best knowledge of Tenant, there are no defaults under the Lease by Landlord, nor have any events occurred that with the passage of time or giving of notice or both, will result in any such default. Tenant does not presently have (nor with the passage of time or giving of notice or both will have) any offset, charge, lien, claim, termination right or defense under the Lease.
Tennant Estoppel (Pool A)

9.              Landlord has no personal liability under the Lease (recourse against Landlord being limited to Landlord’s interest in the Demised Properties).

10.            Tenant has no right of first offer, right of first refusal, or option to purchase, with respect to all or any portion of any Demised Properties.

11.            Tenant is aware that third parties, including Lender, intend to rely upon this Certificate and the statements set forth herein and that the statements and facts set forth above shall be binding on Tenant.

12.            Tenant is not entitled to any concession or rebate of rent or other charges from time to time due and payable under the Lease, and there are no unpaid or unreimbursed construction allowances or other offsets due Tenant under the Lease.

13.            To the best of Tenant’s knowledge and belief, there are no rental, lease or similar commissions payable with respect to the Lease.

14.            Any notices to be provided hereunder shall be provided pursuant to the notice provisions of the Lease.

15.            Tenant and the persons executing this Tenant Estoppel Certificate on behalf of Tenant have the power and authority to execute and deliver this Tenant Estoppel Certificate, thereby binding Tenant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGE(S) TO FOLLOW]

Tennant Estoppel (Pool A)

IN WITNESS WHEREOF, Tenant has executed this Tenant Estoppel Certificate this ___ day of                , 20__.

TENANT:

MORGAN’S FOODS, INC.,
an Ohio corporation

By:
Name:
Title:

Tennant Estoppel (Pool A)

EXHIBIT “A”
Lease and all Amendments
See attached.

Tennant Estoppel (Pool A)

EXHIBIT D-1

FORM OF MEMORANDUM OF LEASE
(Missouri)

Space Above for Recorder’s Use Only

DOCUMENT COVER SHEET

TITLE OF DOCUMENT:                                       Memorandum of Lease

DATE OF DOCUMENT:                                                               , 2011

GRANTOR:
(Landlord)

Mailing Address:

GRANTEE:
(Tenant)

Mailing Address:

LEGAL DESCRIPTION:                                       See Exhibit A

REFERENCE BOOK & PAGE:

MASTER LAND AND BUILDING LEASE

EXHIBIT D-1

This instrument prepared by and after recording return to: Sidley Austin LLP 555 West Fifth Street, Suite 4000 Los Angeles, CA 90013-1010 Attention: Marc I. Hayutin, Esq.

MEMORANDUM OF LEASE
This Memorandum of Lease is made and entered into as of                             , _____, _____ by and between                    , a                            (“Landlord”), and                                               , a                                    , whose address is                        (“Tenant”), who agree as follows:

1.   Terms and Premises. Pursuant to a certain Master Land and Building Lease (the “Lease”) dated on or about the date hereof entered into between Landlord and Tenant, Landlord has leased to Tenant and Tenant has leased from Landlord that certain real property, together with all the improvements thereon and appurtenances thereunto belonging (the “Premises”), more particularly described on Exhibit “A” attached hereto and incorporated herein, for a term of [                              ] ([       ]) years from                        , ____, expiring on                       , ____. Tenant has [                       ] ([     ]) [     ]-year options to extend the term of the Lease, all as more particularly set forth in the Lease.

2.           Subordination Provisions. Tenant’s rights under the Lease shall at all times be subject and subordinate to any fee mortgages and/or deed or deeds of trust now or hereafter filed against the Premises and to the rights of any Landlord’s Mortgagee thereunder, subject to Section 22.01 of the Lease (and the subordination provisions therein) and as set forth in Article 23 of the Lease.

3.           Purpose of Memorandum of Lease. This Memorandum of Lease is executed and recorded to give public notice of the Lease between the parties and all terms and conditions of the Lease are incorporated by reference into this Memorandum and this Memorandum of Lease does not modify the provisions of the Lease. If there are any conflicts between the Lease and this Memorandum of Lease, the provisions of the Lease shall prevail. The rights and obligations set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any capitalized term not defined herein shall have the meaning as set forth in the Lease.

[SIGNATURES AND ACKNOWLEDGMENTS ON NEXT PAGE]

MASTER LAND AND BUILDING LEASE

EXHIBIT D-1

LANDLORD: , a	TENANT: , a

By:	By:

Date:	Date:

STATE OF                                                   )
) SS.
COUNTY OF                                               )

On this ____ day of                                                           , 2011, before me appeared                                                  , to me personally known, who, being by me duly sworn, did say
that (s)he is the                                of                                    , a Delaware limited liability company, and that the foregoing instrument was signed on behalf of said limited liability company by authority of its [manager/members], and said                                 acknowledged said instrument to be the free act and deed of said limited liabilty company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

Notary Public Printed Name

My Commission Expires:

MASTER LAND AND BUILDING LEASE

EXHIBIT D-1

STATE OF                                                   )
) SS.
COUNTY OF                                               )

On this ____ day of                                      , 2011, before me appeared                                      , to me personally known, who, being by me duly sworn, did say that (s)he is the                             of                       , a                            corporation, and that the seal affixed to the instrument is the corporate seal of said corporation and the foregoing instrument was signed [and sealed] on behalf of said corporation in behalf of its board of directors, and said                                      acknowledged said instrument to be the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

Notary Public Printed Name

My Commission Expires:

MASTER LAND AND BUILDING LEASE

EXHIBIT D-1

NOTE: Is it your intent to have the Seller sign the Memorandum of Lease? Typically, we only have the Landlord and Tenant sign.

SELLER:

                             ,
a

By:

Date:

STATE OF
SS

COUNTY OF

On this ____ day of                                    , 2011, before me appeared                               , to me personally known, who, being by me duly sworn, did say that (s)he is the                                   of                               , a                              corporation, and that the seal affixed to the instrument is the seal of the corporation and the foregoing instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said                                    acknowledged said instrument to be the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

Notary Public Printed Name

My Commission Expires:

MASTER LAND AND BUILDING LEASE

EXHIBIT D-1

EXHIBIT “A”

MASTER LAND AND BUILDING LEASE

EXHIBIT D-1

EXHIBIT D-2

FORM OF MEMORANDUM OF LEASE
(New York)

(Above space reserved for recorder and recording information) This instrument prepared by and

This instrument prepared by and after recording return to: Sidley Austin LLP 555 West Fifth Street, Suite 4000 Los Angeles, CA 90013-1010 Attention: Marc I. Hayutin, Esq.

MEMORANDUM OF LEASE

This Memorandum of Lease is made and entered into as of          , _____, _____ by and between                       , a                    , whose address is                                           (“Landlord”), and                           , a                            , whose address is                              (“Tenant”), who agree as follows:

1.   Terms and Premises. Pursuant to a certain Master Land and Building Lease (the “Lease”) dated [                            ] entered into between Landlord and Tenant, Landlord has leased to Tenant and Tenant has leased from Landlord that certain real property, together with all the improvements thereon and appurtenances thereunto belonging (the “Premises”), more particularly described on Exhibit “A” attached hereto and incorporated herein, for a term of [                    ] ([     ]) years from,                          , expiring on                        ,          . Tenant has [                   ] ([        ]) [     ]-year options to extend the term of the Lease, all as more particularly set forth in the Lease.

2.             Subordination Provisions. Tenant’s rights under the Lease shall at all times be subject and subordinate to any fee mortgages and/or trust deeds now or hereafter filed against the Premises and to the rights of any Landlord’s Mortgagee thereunder or as otherwise set forth in Article 26 of the Lease.

3.   Purpose of Memorandum of Lease. This Memorandum of Lease is executed and recorded to give public notice of the Lease between the parties and all terms and conditions of the Lease are incorporated by reference into this Memorandum and this Memorandum of Lease does not modify the provisions of the Lease. If there are any conflicts between the Lease and this Memorandum of Lease, the provisions of the Lease shall prevail. The rights and obligations set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any term not defined herein shall have the meaning as set forth in the Lease.

[SIGNATURES AND ACKNOWLEDGMENTS ON NEXT PAGE]

MASTER LAND AND BUILDING LEASE

EXHIBIT D-2

LANDLORD:

______________,
a ______________

By:______________________________

Date:______________________________

Signed, sealed, and delivered this _____
day of _____, _____ in the presence of:

____
Witness

____
Notary Public, County of _____________,
State of __________________

My commission expires:_________________

(Notary Seal)

TENANT:

______________,
a ______________

By:______________________________

Date:______________________________

Signed, sealed, and delivered this _____
day of _____, _____ in the presence of:

____
Witness

____
Notary Public, County of _____________,
State of __________________

My commission expires:_________________

(Notary Seal)

[SIGNATURES CONTINUE ON NEXT PAGE]

EXHIBIT D-2 MASTER LAND AND BUILDING LEASE

LA1 2284827

SELLER:

______________,
a ____________________

By:_________________________________

Date:________________________________

Signed, sealed, and delivered this _____
day of ________, ______ in the presence of:

____
Witness

____
Notary Public, County of _____________,
State of __________________

My commission expires:_________________

(Notary Seal)

EXHIBIT D-2 MASTER LAND AND BUILDING LEASE

LA1 2284827

EXHIBIT "A"

EXHIBIT D-2 MASTER LAND AND BUILDING LEASE

LA1 2284827

LANDLORD:

______________,
a ______________

By:_________________________________

Date:_______________________________

Signed, sealed, and delivered this _____
day of _____, _____ in the presence of:

____
Witness

____
Notary Public, County of ____________,
State of __________________

My commission expires:_________________

(Notary Seal)

TENANT:

______________,
a ______________

By:_________________________________

Date:_______________________________

Signed, sealed, and delivered this _____
day of _____, _____ in the presence of:

____
Witness

____
Notary Public, County of ____________,
State of __________________

My commission expires:_________________

(Notary Seal)

[SIGNATURES CONTINUE ON NEXT PAGE]

EXHIBIT D-3 MASTER LAND AND BUILDING LEASE

LA1 2284827

SELLER:

______________,
a ____________________

By:___________________________________

Date:_________________________________

Signed, sealed, and delivered this _____
day of ________, ______ in the presence of:

____
Witness

____
Notary Public, County of _____________,
State of __________________

My commission expires:_________________

(Notary Seal)

This instrument was prepared by Sidley Austin LLP.

EXHIBIT D-3 MASTER LAND AND BUILDING LEASE

LA1 2284827

EXHIBIT "A"

EXHIBIT D-3 MASTER LAND AND BUILDING LEASE

LA1 2284827

LANDLORD:

______________,
a ______________

By:_________________________________

Date:_______________________________

Signed, sealed, and delivered this _____ day of _____, _____ in the presence of:

____
Witness

____
Notary Public, County of ____________,
State of __________________

My commission expires:________________

(Notary Seal)

TENANT:

______________,
a ______________

By:_________________________________

Date:_______________________________

Signed, sealed, and delivered this _____ day of _____, _____ in the presence of:

____
Witness

____
Notary Public, County of ____________,
State of __________________

My commission expires:________________

(Notary Seal)

[SIGNATURES CONTINUE ON NEXT PAGE]

EXHIBIT D-4 MASTER LAND AND BUILDING LEASE

LA1 2284827

SELLER:

______________,
a ____________________

By:___________________________________

Date:_________________________________

Signed, sealed, and delivered this _____
day of ________, ______ in the presence of:

____
Witness

____
Notary Public, County of _____________,
State of __________________

My commission expires:_________________

(Notary Seal)

EXHIBIT D-4 MASTER LAND AND BUILDING LEASE

LA1 2284827

<u>EXHIBIT "A"</u>

EXHIBIT D-4 MASTER LAND AND BUILDING LEASE

LA1 2284827

LANDLORD:

______________,
a ______________

By:_______________________________

Date:_____________________________

TENANT:

______________,
a ______________

By:_______________________________

Date:_____________________________

STATE OF ______________,

COUNTY OF ______________, TO WIT:

The foregoing instrument was acknowledged before me this ___ day of ______________, 20__, by ______________________________, the ________________________ of ______________________________, a ____________________________ on behalf of said ______________________.

____
Notary Public

My commission expires:_________________

(Notary Seal)

EXHIBIT D-5 MASTER LAND AND BUILDING LEASE

LA1 2284827

STATE OF _______________,

COUNTY OF ______________, TO WIT:

The foregoing instrument was acknowledged before me this ___ day of ______________, 20__, by ___________________________________, the ___________________________ of _______________________________________, a _________________________________ on behalf of said _________________________.

____
Notary Public

My commission expires:_________________

(Notary Seal)

[SIGNATURES CONTINUE ON NEXT PAGE]

EXHIBIT D-5 MASTER LAND AND BUILDING LEASE

LA1 2284827

SELLER:

______________,
a ____________________

By:_____________________________

Date:____________________________

STATE OF ______________,

COUNTY OF ______________, TO WIT:

The foregoing instrument was acknowledged before me this ___ day of ______________, 20__, by __________________________________, the _________________________ of ____________________________________, a ______________________________ on behalf of said _______________________.

____
Notary Public

My commission expires:_________________

(Notary Seal)

EXHIBIT D-5 MASTER LAND AND BUILDING LEASE

LA1 2284827

EXHIBIT "A"

EXHIBIT D-5 MASTER LAND AND BUILDING LEASE

LA1 2284827

EXHIBIT E

FORM OF LANDLORD ASSIGNMENT LEASE AGREEMENT

(See Attached)

EXHIBIT E MASTER LAND AND BUILDING LEASE

LA1 2284827

INDIVIDUAL
LAND AND BUILDING LEASE

between

____________________,
a __________________________________,

as LANDLORD

and

MORGAN'S FOODS, INC.,
an Ohio corporation

as TENANT

__________________, 20___

INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

INDEX TO INDIVIDUAL LAND AND BUILDING LEASE

ARTICLE 1	DEMISE OF PREMISES	1
ARTICLE 2	TERM	2
ARTICLE 3	RENT	3
ARTICLE 4	USE	6
ARTICLE 5	PERFORMANCE OF OBLIGATIONS; ACCEPTANCE OF DEMISED PROPERTY	6
ARTICLE 6	ALTERATIONS	7
ARTICLE 7	REPAIRS AND MAINTENANCE	8
ARTICLE 8	COMPLIANCE WITH LAW	9
ARTICLE 9	DISCLAIMER AND INDEMNITIES	9
ARTICLE 10	INSURANCE	11
ARTICLE 11	DAMAGE OR DESTRUCTION	14
ARTICLE 12	EMINENT DOMAIN	14
ARTICLE 13	FINANCIAL COVENANTS OF TENANT	15
ARTICLE 14	[Intentionally Omitted]	17
ARTICLE 15	EVENTS OF DEFAULT	17
ARTICLE 16	FORCE MAJEURE	21
ARTICLE 17	NOTICES	21
ARTICLE 18	ACCESS	22
ARTICLE 19	SIGNS	23
ARTICLE 20	IMPROVEMENTS, BUILDING EQUIPMENT AND RESTAURANT EQUIPMENT	23
ARTICLE 21	END OF TERM; HOLDING OVER	24
ARTICLE 22	TENANT ASSIGNMENT AND SUBLETTING	25
ARTICLE 23	FINANCINGS	27
ARTICLE 24	ESTOPPEL CERTIFICATE	29
ARTICLE 25	RECORDING	29
ARTICLE 26	APPLICABLE LAW; WAIVER OF JURY TRIAL	30
ARTICLE 27	LIABILITY OF PARTIES	30
ARTICLE 28	ATTORNEYS' FEES; EXPENSES	31
ARTICLE 29	ENVIRONMENTAL	31
ARTICLE 30	LANDLORD ASSIGNMENT	33
ARTICLE 31	REPLACEMENTS	34
ARTICLE 32	[Intentionally Omitted]	38
ARTICLE 33	LANDLORD'S RIGHTS UNDER LEASE	38
ARTICLE 34	[Intentionally Omitted]	38
ARTICLE 35	[Intentionally Omitted]	38
ARTICLE 36	INTERPRETATION; MISCELLANEOUS	38

-i- INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

ARTICLE 37	QUIET ENJOYMENT SUBJECT TO DILIGENCE MATTERS	39
ARTICLE 38	NO MERGER OF TITLE	39
ARTICLE 39	ADDITIONAL CERTIFICATIONS, REPRESENTATIONS AND WARRANTIES	39
ARTICLE 40	BROKERS	40
ARTICLE 41	[STATE SPECIFIC PROVISIONS	40

-ii- INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

LANDLORD:

______________________________,
a ____________________________

By: ______________________________
Name: ______________________________
Title: ______________________________

____
First Witness

____
Printed Name of First Witness

____
Second Witness

____
Printed Name of Second Witness

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

"**<u>Base Rent</u>**" is defined in <u>Section 3.02(b)</u>.

"**<u>Beneficial Owner</u>**" is defined in <u>Article 39</u>.

"**<u>Building Equipment</u>**" is defined in the Recitals to this Lease.

"**<u>Code</u>**" is defined in <u>Section 31.01</u>.

"**<u>Commencement Date</u>**" is defined in the first paragraph of this Lease.

"**<u>Consideration Period</u>**" is defined in <u>Section 31.01</u>.

"**<u>Deeds</u>**" has the meaning set forth in the Purchase Agreement.

"**<u>Default</u>**" is defined in <u>Section 15.01</u>.

"**<u>Delinquent Party</u>**" has the meaning set forth <u>Section 31.01</u>.

"**<u>Demised Property</u>**" is defined in the Recitals to this Lease.

"**<u>Diligence Matters</u>**" is defined in <u>Article 5</u>.

"**<u>Disclosures</u>**" is defined in <u>Section 23.02</u>.

SCHEDULE 1-2 INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

SCHEDULE 2

LIST OF FRANCHISE AGREEMENTS

[To be attached]

SCHEDULE 2 INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

EXHIBIT A

LEGAL DESCRIPTION OF DEMISED PROPERTY

EXHIBIT A INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

EXHIBIT B

FORM OF SNDA

EXHIBIT B INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

EXHIBIT C

FORM OF TENANT'S ESTOPPEL CERTIFICATE

The undersigned, ______________________________, whose address is __________ ______________________________ represents and certifies as follows:

1. The undersigned is the tenant ("**Tenant**") under that certain Individual Land and Building Lease dated ______________ with ______________________________________ as Landlord (the "**Lease**"), covering the property described therein (the "**Demised Property**").

____

____

____

____

4. Tenant took possession of the Demised Property on or about __________ ___, ___, and commenced paying rent on or about __________ ___, ___. Tenant presently occupies the Demised Property and is paying rent on a current basis. No rent has been paid by Tenant in advance except for the monthly rental that became due on ______________________________, and a security deposit in the sum of US$______________________now held by Landlord in accordance with the terms of the Lease.

6. The Lease term commenced on _______, expires on ________________ _______, and there are no options to renew except: ____________________________.

9. Tenant has no right of first offer, right of first refusal, or option to purchase, with respect to the Demised Property[.][, except as set forth in Article [__] of the Lease].

EXHIBIT C INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

"TENANT"

____
a __________________________________

By: __________________________________
Name: ________________________________
Title: _________________________________

EXHIBIT C INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

EXHIBIT D

FORM OF MEMORANDUM OF LEASE
(State Specific)

Space Above for Recorder's Use Only

DOCUMENT COVER SHEET

EXHIBIT D INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

EXHIBIT "A"

EXHIBIT D INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

EXHIBIT F

INTENTIONALLY OMITTED

EXHIBIT F MASTER LAND AND BUILDING LEASE

LA1 2284827

EXHIBIT G

ST. LOUIS PROPERTIES

Unit No.	Address	City	ST
324	627 Walmart Drive	Farmington	MO

EXHIBIT G MASTER LAND AND BUILDING LEASE

LA1 2284827

INDEX TO MASTER LAND AND BUILDING LEASE

ARTICLE 1	DEMISE OF PREMISES	2
ARTICLE 2	TERM	2
ARTICLE 3	RENT	4
ARTICLE 4	USE	8
ARTICLE 5	PERFORMANCE OF OBLIGATIONS; ACCEPTANCE OF DEMISED PROPERTIES	8
ARTICLE 6	ALTERATIONS	9
ARTICLE 7	REPAIRS AND MAINTENANCE	10
ARTICLE 8	COMPLIANCE WITH LAW	11
ARTICLE 9	DISCLAIMER AND INDEMNITIES	11
ARTICLE 10	INSURANCE	13
ARTICLE 11	DAMAGE OR DESTRUCTION	16
ARTICLE 12	EMINENT DOMAIN	16
ARTICLE 13	FINANCIAL COVENANTS OF TENANT	17
ARTICLE 14	[Intentionally Omitted]	19
ARTICLE 15	EVENTS OF DEFAULT	19
ARTICLE 16	FORCE MAJEURE	23
ARTICLE 17	NOTICES	24
ARTICLE 18	ACCESS	25
ARTICLE 19	SIGNS	25
ARTICLE 20	IMPROVEMENTS, BUILDING EQUIPMENT AND RESTAURANT EQUIPMENT	26
ARTICLE 21	END OF TERM; HOLDING OVER	27
ARTICLE 22	TENANT ASSIGNMENT AND SUBLETTING	27
ARTICLE 23	FINANCINGS	30
ARTICLE 24	ESTOPPEL CERTIFICATE	32
ARTICLE 25	RECORDING	32
ARTICLE 26	APPLICABLE LAW; WAIVER OF JURY TRIAL	32
ARTICLE 27	LIABILITY OF PARTIES	33
ARTICLE 28	ATTORNEYS' FEES; EXPENSES	33
ARTICLE 29	ENVIRONMENTAL	34
ARTICLE 30	LANDLORD ASSIGNMENT	36
ARTICLE 31	REPLACEMENTS	37
ARTICLE 32	[Intentionally Omitted]	41
ARTICLE 33	LANDLORD'S RIGHTS UNDER LEASE	41
ARTICLE 34	[Intentionally Omitted]	42
ARTICLE 35	[Intentionally Omitted]	42
ARTICLE 36	INTERPRETATION; MISCELLANEOUS	42

-i- MASTER LAND AND BUILDING LEASE

LA1 2336943

LANDLORD:

DBMFI LLC,
a Delaware limited liability company

By: [signature]
Name: Joshua Pack
Title: Vice President

[signature]
First Witness

Courtney Rangen
Printed Name of First Witness

V.C. [signature]
Second Witness

Vivian Grigorians
Printed Name of Second Witness

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page MASTER LAND AND BUILDING LEASE (Pool B)

LA1 2336943

TENANT:

MORGAN'S FOODS, INC.,
an Ohio corporation

By: ____________________
Name: James Liguori
Title: President & COO

____
First Witness

Courtney Ranger
Printed Name of First Witness

V.C. Grigorian
Second Witness

Vivian Grigorians
Printed Name of Second Witness

Signature Page MASTER LAND AND BUILDING LEASE (Pool B)

LA1 2336943

SCHEDULE 2

LIST OF FRANCHISE AGREEMENTS

UNIT #	UNIT NAME	BEGINNING DATE	EXPIRATION DATE	PARTIES
14	Elm	6/1/1997	6/1/2017	KFC Corporation and Morgan's Restaurants of Ohio, Inc.
17	Marietta	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of Ohio, Inc.
23	Salem	6/1/1997	6/1/2017	KFC Corporation and Morgan's Restaurants of Ohio, Inc.
53	Carrick	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of Pennsylvania, Inc.
64	Rt. 60/Robinson-TB	7/6/2006	7/12/2026	Taco Bell Corp. and Morgan's Tacos of Pennsylvania, Inc.
64	Rt. 60/Robinson	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of Pennsylvania, Inc.
305	Grand	6/1/1997	6/1/2017	KFC Corporation and Morgan's Foods of Missouri, Inc.
325	Leadington	7/13/1999	7/13/2019	KFC Corporation and Morgan's Foods of Missouri, Inc.
350	7th St. Parkersburg	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of West Virginia, Inc.
351	Benwood-TB	1/9/2007	4/12/2027	Taco Bell Corp. and Morgan's Tacos of Pennsylvania, Inc.
351	Benwood	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of West Virginia, Inc.
353	New Martinsville-TB	11/15/1999	2/29/2020	Taco Bell Corp. and Morgan's Tacos of Pennsylvania, Inc.
353	New Martinsville	3/20/2000	3/20/2020	KFC Corporation and Morgan's Restaurants of West Virginia, Inc.
354	Traffic Circle	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of West Virginia, Inc.
356	Wheeling	7/13/1999	7/13/2019	KFC Corporation and Morgan's Restaurants of West Virginia, Inc.

SCHEDULE 2 MASTER LAND AND BUILDING LEASE

LA1 2336943

EXHIBIT A

LOCATION/ADDRESS/LEGAL DESCRIPTION OF DEMISED PROPERTIES

Unit No.	Address	City	ST
14	3445 Elm Road	Warren	OH
17	401 Greene Street	Marietta	OH
23	156 North Lincoln Ave.	Salem	OH
53	1100 Brownsville Rd.	Pittsburgh	PA
64	6190 Steubenville Pike	McKeesrock	PA
305	3517 South Grand	St. Louis	MO
325	24 Woodlawn Drive	Leadington	MO
350	930 Seventh Street	Parkersburg	WV
351	207 Marshall Street	Benwood	WV
353	210 N. State Route 2	New Martinsville	WV
354	2604 Ohio Avenue	Parkersburg	WV
356	120 Zane Street	Wheeling	WV

LEGAL DESCRIPTIONS FOLLOW

EXHIBIT A MASTER LAND AND BUILDING LEASE

LA1 2336943

Elm Rd (14) - 3445 Elm Road, Warren, OH

All that certain parcel of land being part of Section 2, Howland Township, Trumbull County, Ohio, bounded and described as follows:

Beginning at a point on the westerly line of Elm Road (S.R. 5) at the northeasterly corner of land now or formerly of A. Scott Ritchie, et al, Trustees (the "Pizza Hut Property"), said point being located the following 2 courses and distances from the point of intersection of the center line of North River Road (aka Ratliff road) with the original center line of Warren-Cortland Road (aka Elm Road and S.R.5): along the original center line of Warren - Cortland Road, North 16° 11' 20" East, a distance of 200.21 feet to a point and thence North 85° 35' West, distance of 60.71 feet to a point on the westerly line of said Warren-Cortland Road (aka Elm Road and S.R. 5), the point of beginning; thence from said point of beginning, along the northerly line of the Pizza Hut Property, North 85° 35' West, a distance of 252.34 feet to a point at the northwesterly corner of the Pizza Hut Property; thence through land of Grantor the following 2 courses and distances: North 4° 25' East, a distance of 146.16 feet to a point and thence South 85° 35' East 286.06 feet to a point on the westerly line of Elm Road; thence along the westerly line of Elm Road, South 14° 57' 50" West, a distance of 2.58 feet; thence continuing along the same South 17° 27' 05" West a distance of 147.42 feet to the place of beginning.

Containing 0.903 of an acre as surveyed by Lynn, Kittinger and Noble and shown on its Drawing No. E-251A.

TOGETHER WITH any interest the Grantor may have in the area between the west side line and the original center line of Warren-Cortland bounded on the north and south by the extended north and south line of the premises above described.

TOGETHER WITH an easement for the installation, construction, operation, use, repair and replacement of a roadway and related storm drainage in common with Grantor, his heirs, personal representatives and assigns, over, upon and across a 30 foot strip of land bounded and described as follows:

Beginning at a point on the northerly line of North River Road at the southwesterly corner of the Pizza Hut Property, said point being located the following 2 courses and distances from the point of intersection of the centerline of North River Road with the original center line of Warren-Cortland Road; along the center line of North River Road, North 85° 35' West, a distance of 272.20 feet to a point and thence North 4° 25' East, a distance of 30.00 feet to a point on the northerly line of North River Road, the place of beginning; thence from said point of beginning along the northerly line of North River Road, North 85° 35' West, a distance of 30.00 feet to a point; thence through land of Grantor, the following 2 courses and distances: North 4° 25' East, a distance of 312.16 feet to a point and thence South 85° 35' East, a distance of 30.00 feet to a point at the northwesterly corner of the parcel of 0.903 of an acre above described; thence along the westerly line of said parcel and continuing along the Pizza Hut Property, South 4° 25' West, a distance of 312.16 feet to the place of beginning.

Containing 0.215 of an acre as surveyed by Lynn, Kittinger and Noble and shown on its Drawing No. E-251A.

Elm Rd (14)

LAI 2336943

Marietta (17) - 401 Greene Street, Marietta, OH

THE FOLLOWING REAL PROPERTY, SITUATED IN THE TOWN OF MARIETTA, COUNTY OF WASHINGTON AND THE STATE OF OHIO, BEING PART OF CITY LOT NOS. 894 AND 895 AND PART OF A VACATED ALLEY IN SQUARE NUMBER 56 OF THE ORIGINAL TOWN OF MARIETTA AND BEING MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT A STONE AT THE SOUTHWESTERLY CORNER OF SQUARE NUMBER 56; THENCE NORTH 40 DEGREES 24' 30" WEST ALONG THE NORTHEASTERLY LINE OF FOURTH STREET A DISTANCE OF 182.58 FEET TO AN IRON PIPE WHERE ANOTHER IRON PIPE AT THE NORTHWESTERLY CORNER OF LOT NUMBER 895 BEARS NORTH 40 DEGREES 24' 30" SECONDS WEST 1.40 FEET DISTANCE; THENCE NORTH 51 DEGREES 09'SO" EAST A DISTANCE OF 195.01 FEET TO AN IRON PIN IN THE NORTHEASTERLY LINE OF A PRIOR 10.56 FOOT

WIDE PUBLIC ALLEY (VACATED BY ORDINANCE NUMBER 370, 54-55); THENCE SOUTH 40 DEGREES 25'40" EAST ALONG SAID VACATED ALLEY A DISTANCE OF 176.92 FEET TO AN IRON PIPE AT THE SOUTHWESTERLY CORNER OF LOT 993; THENCE SOUTH 49 DEGREES 30' WEST ALONG THE NORTHWESTERLY LINE OF GREEN STREET A DISTANCE OF 195.00 FEET TO THE PLACE OF BEGINNING.

Marietta (17)

LAI 2336943

Salem (23) - 156 North Lincoln Ave., Salem, OH

Situated in the City of Salem, County of Columbiana and State of Ohio and known as being part of Lot No. 702 in Assessor's Addition to said city, bounded and described as follows: beginning at the intersection of the northerly right-of-way of Main Street with the easterly right-of-way of North Lincoln,

Thence North 05 degrees 00 minutes 00 seconds West along the easterly right-of-way of North Lincoln, a distance of 171.00 feet to the intersection with the northerly line of Sugartree Alley, to a drill hole set, said point being the true point of beginning of the parcel herein described:

Course No. 1:

Thence North 05 degrees 00 minutes 00 seconds West, along the easterly right-of-way of North Lincoln a distance of 100.40 feet to a ¾ inch iron rod found at the southwest corner of land now or formerly owned by Cornelia Mary Redinger as recorded in Deed Volume 200, Page 277 in Columbiana County Records;

Course No. 2:

Thence South 89 degrees 42 minutes 16 seconds East, along the southerly line of land now or formerly owned by Redinger aforementioned, a distance of 181.40 feet to a ¾ inch iron rod found at the northwest corner of land now or formerly owned by Columbia Gas of Ohio, Inc., as recorded in Deed Volume 429, Page 77 of Columbiana County Records;

Course No. 3:

Thence South 00 degrees 12 minutes 03 seconds East along the westerly line of land now or formerly owned by Columbia Gas aforementioned, a distance of 100.00 feet to a railroad spike set in the North line of Sugartree Alley;

Course No. 4:

Thence North 89 degrees 41 minutes 46 seconds West, a distance of 173.00 feet along the northerly line of Sugartree Alley to the true point of beginning and containing 0.407 acres of land 17707.076 sq. ft. more or less according to a survey prepared by Ted R. Clark, Ohio Registered Professional Land Surveyor No. 6809, for and in behalf of Bock and Clark dated August 31, 1995 under Project No. 1118-95606-8 and subject to all legal highways.

Salem (23)

LAI 2336943

Carrick (53) - 1100 Brownsville Rd., Pittsburgh, PA

ALL THAT CERTAIN PIECES OF GROUND SITUATE IN THE 29th WARD OF THE CITY OF PITTSBURGH, COUNTY OF ALLEGHENY AND COMMONWEALTH OF PENNSYLVANIA, BEING BOUNDED AND DESCRIBED AS FOLLOWS, TO-WIT:

BEGINNING AT THE POINT ON THE ORIGINAL INTERSECTION OF THE WESTERLY SIDE OF BROWNSVILLE ROAD, 60' WIDE, AND THE SOUTHERLY SIDE OF CEDRICTON STREET, 40' WIDE; THENCE IN A SOUTHWARDLY DIRECTION ALONG THE WESTERLY SIDE OF BROWNSVILLE ROAD BY THE ARC OF A CIRCLE CURVING TO THE RIGHT, HAVING A RADIUS OF 570.00', AN ARC DISTANCE OF 16.12' TO THE TRUE POINT OF BEGINNING; THENCE ALONG THE WESTERLY SIDE OF BROWNSVILLE ROAD, 60' WIDE, BY AN ARC OF A CIRCLE CURVING TO THE RIGHT IN A SOUTHWARDLY DIRECTION HAVING A RADIUS OF 570.00', AN ARC DISTANCE OF 128.04' TO A POINT; THENCE CONTINUING ALONG THE WESTERLY SIDE OF BROWNSVILLE ROAD, 60' WIDE, S 17 DEG. 08' 15" E, 28.13' TO A POINT ON THE NORTHERLY SIDE OF PROPERTY RECORDED IN DEED BOOK VOLUME 4311 PAGE 470 BEING NOW OR FORMERLY MICHAEL LOBALZO; THENCE ALONG THE NORTHERLY SIDE OF PROPERTY NOW OR FORMERLY OF MICHAEL LOBALZO AND THE NORTHERLY SIDE OF PROPERTY NOW OR FORMERLY OF LEO MATHEWS ET UX, S. 72 DEG. 27' 15" W., 150.64' TO A POINT ON THE EASTERLY SIDE OF BERTRAM WAY, 20' WIDE; THENCE ALONG THE EASTERLY SIDE OF BERTRAM WAY, 20' WIDE, N. 17 DEG. 32' 45" W, 170.88' TO A POINT ON THE SOUTHERLY SIDE OF CEDRICTON STREET, 40' WIDE; THENCE ALONG THE SOUTHERLY SIDE OF CEDRICTON STREET, N. 72 DEG. 27' 15" E, 117.90' TO A POINT; THENCE ALONG A RADIUS AS WIDENED BY THE CITY OF PITTSBURGH BY AN ARC OF A CIRCLE CURVING TO THE RIGHT IN A SOUTHWARDLY DIRECTION AND HAVING AN ARC DISTANCE OF 27.06' TO THE TRUE POINT OF BEGINNING.

Carrick (53)

LA1 2336943

Route 60 (64) - 6190 Steubenville Pike, McKeesrock, PA

ALL that certain lot or parcel of ground situate in the Township of Robinson, County of Allegheny, and Commonwealth of Pennsylvania, known as Lot No. 3 in the Northwood Realty Plan of lots, recorded in the Recorder's office of Allegheny County in Plan Book Volume 117, Pages 78 and 79, and being more fully bounded and described as follows, to-wit:

BEGINNING at a point on the Northerly line of Steubenville Pike (also known as L.R. 257) at the dividing line between Lots Nos. 2 and 3 in said plan; thence from said point of beginning North 38 degrees 04' 30" East, a distance of 238.76 feet to a point on line of land now or formerly of Mastitis; thence along same South 56 degrees 35' 00" East, a distance of 126.57 feet to a point on line of lands now or formerly of A.S. Hersh Berger thence along same South 13 degrees 28' 00" West, a distance of 243.99 feet to a point on line of lands now or formerly of E. Verner; thence along same North 85 degrees 43' 00" West, a distance of 48.92 feet to a point on the Northerly line of Steubenville Pike, aforesaid; thence along same North 51 degrees 55' 30" West, a distance of 187.10 feet to a point on the Easterly line of Lot No. 2 in said Plan, at the Place of Beginning.

Route 60 (64)

LA1 2336943

<u>Grand (305) - 3517 South Grand, St. Louis, MO</u>

Lots 11, 12, 13, 14 and 15 in Block 1 of Robert W. Hunt's Addition and in Block 1594 of the City of St. Louis being more particularly described as follows: Commencing at the intersection of the Southerly right of way line of Potomac (60 foot wide) Street and the Westerly right of way line of Grand (80 foot wide) boulevard; thence along said Westerly right of way line of Grand Boulevard, South 05 degrees 00 minutes 00 seconds West a distance of 92.67 feet to the point of beginning; thence continuing along said Westerly right of way line South 05 degrees 00 minutes 00 seconds West a distance of 125.00 feet; thence North 84 degrees 46 minutes 27 seconds West a distance of 140.00 feet; thence North 05 degrees 00 minutes 00 seconds East a distance of 125.00 feet; thence South 84 degrees 46 minutes 27 seconds East a distance of 140.00 feet to the point of beginning, according to a survey by Bock & Clark's National Surveyors Network dated January 30, 1997 Project No. 96728-3.

Grand (305)

LAI 2336943

Leadington (325) - 24 Woodlawn Drive, Leadington, MO

TRACT 1: A TRACT OF LAND BEING LOTS 1, 2, 3, 4 AND 9, BLOCK A IN S.D. BENNETT'S AMENDED PLAT OF LEADINGTON AS SHOWN ON THE PLAT OF SAID SUBDIVISION RECORDED IN PLAT BOOK 6 ON PAGE 4 OF THE ST. FRANCOIS COUNTY, MISSOURI RECORDER'S RECORDS AND PART OF A VACATED ALLEY AS VACATED BY ORDINANCE NO. 93 AND RECORDED IN BOOK 945 ON PAGE 252 IN SAID RECORDER'S RECORDS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTHEASTERLY LINE OF WEIR (50' WIDE) STREET AND THE SOUTHWESTERLY LINE OF WOODLAWN (VARIABLE WIDTH) DRIVE SAID POINT BEING THE MOST NORTHERLY CORNER OF SAID LOT 4 IN S. D. BENNETT'S AMENDED PLAT OF LEADINGTON; THENCE SOUTH 68 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE SAME SOUTHWESTERLY LINE OF WOODLAWN DRIVE, A DISTANCE OF 313.90 FEET TO THE NORTHWESTERLY LINE OF DONNELLY (40' WIDE) STREET, THENCE SOUTH 26 DEGREES 50 MINUTES 00 SECONDS WEST ALONG SAID NORTHWESTERLY LINE, A DISTANCE OF 254.91 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT 9, THENCE NORTH 68 DEGREES 00 MINUTES 00 SECONDS WEST ALONG THE SOUTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 68.21 FEET, THENCE NORTH 22 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE NORTHWESTERLY LINE OF SAID LOT 9 AND ITS NORTHEASTERLY PROLONGATION, A DISTANCE OF 94.00 FEET TO THE CENTERLINE OF SAID VACATED ALLEY, THENCE NORTH 68 DEGREES 00 MINUTES 00 SECONDS WEST ALONG SAID CENTERLINE, A DISTANCE OF 238.03 FEET TO THE SAID SOUTHEASTERLY LINE OF WEIR STREET; THENCE NORTH 26 DEGREES 50 MINUTES 00 SECONDS EAST ALONG SAID SOUTHEASTERLY LINE, A DISTANCE OF 150.54 FEET TO THE POINT OF BEGINNING.

TRACT 2: ALL OF LOTS 1 AND PART OF LOT 2 OF BLOCK B, OF S.D. BENNETT'S AMENDED PLAT OF LEADINGTON AS RECORDED IN PLAT BOOK 6, AT PAGE 4 OF ST. FRANCOIS COUNTY, MISSOURI RECORDS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS. BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 1 IN BLOCK B, SAID POINT ALSO BEING ON THE NORTHERLY RIGHT OF WAY LINE OF CHATT ROAD, ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 4061.54 FEET, AND A CHORD BEARING SOUTH 23 DEGREES 58 MINUTES 00 SECONDS EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE, AN ARC DISTANCE OF 133.01 FEET TO THE SOUTHWEST CORNER OF SAID LOT 1, THENCE NORTH 88 DEGREES 43 MINUTES 30 SECONDS WEST, ALONG THE WESTERLY LINE OF SAID LOTS 1 AND 2, A DISTANCE OF 126.00 FEET; THENCE NORTH 11 DEGREES 14 MINUTES 06 SECONDS EAST, A DISTANCE OF 139.48 FEET TO THE WESTERLY RIGHT OF WAY LINE OF WOODLAWN DRIVE, THENCE SOUTH 68 DEGREES 00 MINUTES 00 SECONDS EAST, ALONG SAID RIGHT OF WAY LINE, A DISTANCE OF 48.27 FEET TO THE POINT OF BEGINNING.

Leadington (325)

LA1 2336943

Parkersburg (350) - 930 Seventh St., Parkersburg, WV

All that certain tract, piece or parcel of land lying and being situated in the City of Parkersburg, State of West Virginia and being more particularly bounded and described as follows:

Beginning at a punch hole set at the southwest intersection of Seventh Street and George Street, thence South 22 degrees 38 minutes 00 seconds West 206.33 feet to a 1/2" rod set; thence North 67 degrees 33 minutes 00 seconds West 149.78 feet (149.80 record) to a punch hole set; thence North 24 degrees 22 minutes 00 seconds East 170.97 feet (170.96 record) to a 1 inch pipe found; thence South 81 degrees 19 minutes 00 seconds East 149.00 feet to the punch hole set and the point of beginning, containing 27,714.5 sq. ft or 0.6362 acres.

And being the same property that was conveyed by Kentucky Fried Chicken of California, Inc., a Delaware corporation, to Morgan's Restaurants of West Virginia, Inc. by deed dated July 1, 1999, of record in the office of the Clerk of the County Commission of Wood County, West Virginia, in Deed Book 1002, page 26.

Parkersburg (350)

LA1 2336943

Benwood (351) - 207 Marshall Street, Benwood, WV

Beginning at a point on the right of way line of Marshall Street being South 15° 01' West 285.04 feet from the point of intersection between the South right of way line of Second Street and the west right of way line of Marshall Street; thence with said West right of way line of Marshall Street South 15°01, West 218 feet to a point; thence leaving the West right of way line of Marshall Street North 73°35'33" West 150 feet to a point; thence North 15°01' East 218 feet to the southwesterly corner of Rite Aid of West Virginia, Inc.; thence along the southerly line of Rite Aid South 73°35'30" East 150 feet to the place of beginning.

There is also hereby conveyed all the rights and obligations of that certain Deed of Easement made the 30th day of August, 1984, whereby Benwood Limestone Company, Inc. granted to the Grantor herein a certain right of way and easement over property of Benwood Limestone Company, Inc. immediately to the south of the property hereby conveyed, which Deed of Easement is of record in the office of the County Clerk of Marshall County, West Virginia, at Deed Book 513, page 499, including a perpetual easement for a right of way over the following described property which adjoins the above described property.

Beginning at a point on the fight of way lien of Marshall Street being South 15°01' West 503.04 feet from the point of intersection between the South right of way line of Second Street and the West right of way line of Marshall Street thence with said right of way line of Marshall Street South 15°01, West 45 feet to a point; thence leaving the West right of way line of Marshall Street North 73°35'30" West 150 feet to a point; thence North 15°01, East 45 feet to a point; thence South 73°35'30" East 150 feet to the place of beginning.

Benwood (351)

LA1 2336943

New Martinsville (353) - 210 N. State Route 2, New Martinsville, WV

The following described tract or parcel of real estate situate on West Virginia Route 2 in the City of New Martinsville, Magnolia District, Wetzel County, West Virginia, bounded and described as follows:

Beginning at an iron pin at the intersection of the West right of way line of West Virginia State Route 2 and the North right of way line of street commonly known as Rosary Road, thence from said pin North 79° 31' 54" W 199.92 feet, following the North side of Rosary Road, to an iron pin on the East side of a 20 feet wide driveway; thence leaving Rosary Road then following the East side of the 20 feet wide driveway, North 10° 28' 06" East 133.94 feet to an iron pin at the Southwest corner of Lot Number 2 of the Subdivision of a 1.202 acre parcel; thence leaving the driveway, and with the lands remaining to AAA Mobile Homes as Lot Number 2 of the aforementioned subdivision, South 79° 31' 54" East 183.00 feet to an iron pin on the West right of way line of West Virginia Route 2 at the Southeast corner of Lot Number 2; thence with the West right of way line of West Virginia Route 2, South 3° 16' 06" West 135.00 feet to the place of beginning. This Lot Number 1 contains 0.589 acres, as shown upon the plat of said subdivision made by Marshall Engineers and Surveyors, Inc., dated December 9, 1976.

New Martinsville (353)

LA1 2336943

Traffic Circle (354) - 2604 Ohio Ave., Parkersburg, WV

Beginning at a 1" pipe found in the West line of Murdoch Avenue at its intersection with an access road; thence along the West line of said road along a curve to the right with a radius of 76.30 feet, an arc of 54.73 feet, a chord bearing of South 05 Degrees 55 Minutes 45 Seconds West, and a chord of 53.56 feet to a 1/2" rod set; thence South 61 Degrees 41 Minutes 00 Seconds East 6.39 feet to a 1" pipe found; thence South 14 Degrees 24 Minutes 00 Seconds West 210.92 feet to a 1" pipe found; thence leaving said road North 62 Degrees 30 Minutes 34 Seconds West 147.40 feet to a 1" pipe found; thence North 53 Degrees 36 Minutes 40 Seconds West 23.01 feet to a 1/2" rod set; thence North 63 Degrees 33 Minutes 00 Seconds West 106.37 feet to a 1/2" rod set in the East line of Ohio Avenue; thence along the East line of said road North 28 Degrees 17 Minutes 00 Seconds East 110.00 feet to a 1" pipe found; thence South 62 Degrees 13 Minutes 07 Seconds East 9.92 feet to a 1" pipe found; thence North 28 Degrees 17 Minutes 00 Seconds East 100.00 feet to a 1/2 inch rod set; thence South 61 Degrees 43 Minutes 00 Seconds East 50.00 feet to a nail set; thence North 15 Degrees 20 Minutes 00 Seconds East 47.71 feet to a 1/2" rod set in the South line of an access road; thence along the South line of said road South 61 Degrees 41 Minutes 00 Seconds East 149.88 feet to the point of beginning, containing 1.3468 acres, or 58667.4 sq. ft.

The above described property is the same property that was conveyed by Kentucky Fried Chicken of California, Inc., a Delaware corporation, to Morgan's Restaurants of West Virginia, Inc. by deed dated July 1, 1999, of record in the office of the Clerk of the County Commission of Wood County, West Virginia, in Deed Book 1002, Page 29.

Traffic Circle (354)

LAI 2336943

Wheeling (356) - 120 Zane St., Wheeling, WV

Beginning at a 1/2" rod set in the South line of Zane Street, which point is 23.17 feet North 73 degrees 00 minutes 00 seconds West of the Southwest Intersection of Zane Street and S. York Street. Thence leaving said Street South 17 degrees 00 minutes 00 seconds West 119.95 feet to a 1/2" rod set; thence South 74 degrees 14 minutes 46 seconds East 23.17 feet to a 5/8 inch rod found; thence South 11 degrees 00 minutes 00 seconds East 29.00 feet to a 1/2" rod set; thence South 80 degrees 28 minutes 40 seconds West 142.93 feet to a 1/2" rod set, thence North 11 degrees 00 minutes 00 seconds West 95.00 feet to a 1/2" rod set; thence North 17 degrees 00 minutes 00 seconds East 5.00 feet to a 1/2" rod set; thence North 73 degrees 00 minutes 00 seconds West 45.00 feet to a 1/2" rod set; thence North 17 degrees 00 minutes 00 seconds East 120.00 feet to a 5/8 inch rod found; thence South 73 degrees 00 minutes 00 seconds East 180.71 feet to the place and point of beginning containing 30904.3 square feet or 0.7095 acres.

The above real estate is the same as conveyed to Morgan's Restaurants of West Virginia, Inc., from Kentucky Fried Chicken of California, Inc., a Delaware Corporation by deed dated July 1, 1999, and recorded in the Office of the Clerk of the County Commission of Ohio County, West Virginia, in Deed Book No. 714, at Page 163.

Wheeling (356)

LA1 2336943

EXHIBIT B

FORM OF SNDA

See attached.

EXHIBIT B MASTER LAND AND BUILDING LEASE

LA1 2336943

TENANT:

MORGAN'S FOODS, INC.,
an Ohio corporation

By:_______________________________________
Name: _____________________________________
Title: ______________________________________

Tenant Estoppel (Pool B)

LA1 2339621

<u>EXHIBIT "A"</u>

Lease and all Amendments

See attached.

Tenant Estoppel (Pool B)

LA1 2339621

EXHIBIT "A"

EXHIBIT D-1 MASTER LAND AND BUILDING LEASE

LA1 2336943

LANDLORD:

______________,
a ______________

By:______________________________

Date:____________________________

Signed, sealed, and delivered this _____ day of _____, _____ in the presence of:

____
Witness

____
Notary Public, County of ____________,
State of __________________

My commission expires:_________________

(Notary Seal)

TENANT:

______________,
a ______________

By:______________________________

Date:____________________________

Signed, sealed, and delivered this _____ day of _____, _____ in the presence of:

____
Witness

____
Notary Public, County of ____________,
State of __________________

My commission expires:_________________

(Notary Seal)

[SIGNATURES CONTINUE ON NEXT PAGE]

EXHIBIT D-2 MASTER LAND AND BUILDING LEASE

LA1 2336943

SELLER:

______________,
a ____________________

By:___________________________________

Date:_________________________________

Signed, sealed, and delivered this _____
day of ________, ______ in the presence of:

____
Witness

____
Notary Public, County of _____________,
State of __________________

My commission expires:_________________

(Notary Seal)

EXHIBIT D-2 MASTER LAND AND BUILDING LEASE

LA1 2336943

EXHIBIT "A"

EXHIBIT D-2 MASTER LAND AND BUILDING LEASE

LA1 2336943

LANDLORD:	TENANT:
______________,	______________,
a ______________	a ______________
By:______________________________	By:______________________________
Date:______________________________	Date:______________________________
Signed, sealed, and delivered this _____ day of _____, _____ in the presence of:	Signed, sealed, and delivered this _____ day of _____, _____ in the presence of:
______________________________ Witness	______________________________ Witness
______________________________ Notary Public, County of ____________, State of __________________	______________________________ Notary Public, County of ____________, State of __________________
My commission expires:_________________	My commission expires:_________________
(Notary Seal)	(Notary Seal)

[SIGNATURES CONTINUE ON NEXT PAGE]

EXHIBIT D-3 MASTER LAND AND BUILDING LEASE

LA1 2336943

SELLER:

_____________,
a ____________________

By:___________________________________

Date:_________________________________

Signed, sealed, and delivered this _____
day of ________, ______ in the presence of:

____
Witness

____
Notary Public, County of _____________,
State of __________________

My commission expires:_________________

(Notary Seal)

This instrument was prepared by Sidley Austin LLP.

EXHIBIT D-3 MASTER LAND AND BUILDING LEASE

LA1 2336943

EXHIBIT "A"

EXHIBIT D-3 MASTER LAND AND BUILDING LEASE

LA1 2336943

LANDLORD:

______________,
a ______________

By:___________________________________

Date:_________________________________

Signed, sealed, and delivered this _____ day of _____, _____ in the presence of:

____
Witness

____
Notary Public, County of ____________,
State of __________________

My commission expires:________________

(Notary Seal)

TENANT:

______________,
a ______________

By:___________________________________

Date:_________________________________

Signed, sealed, and delivered this _____ day of _____, _____ in the presence of:

____
Witness

____
Notary Public, County of ____________,
State of __________________

My commission expires:________________

(Notary Seal)

[SIGNATURES CONTINUE ON NEXT PAGE]

EXHIBIT D-4 MASTER LAND AND BUILDING LEASE

LA1 2336943

SELLER:

______________,
a ____________________

By:_________________________________

Date:_______________________________

Signed, sealed, and delivered this _____
day of ________, ______ in the presence of:

____
Witness

____
Notary Public, County of _____________,
State of __________________

My commission expires:_________________

(Notary Seal)

EXHIBIT D-4 MASTER LAND AND BUILDING LEASE

LA1 2336943

EXHIBIT "A"

EXHIBIT D-4 MASTER LAND AND BUILDING LEASE

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LANDLORD:	TENANT:
_____________,	_____________,
a _____________	a _____________
By:_________________________________	By:_________________________________
Date:_______________________________	Date:_______________________________

STATE OF _____________,

COUNTY OF _____________, TO WIT:

The foregoing instrument was acknowledged before me this ___ day of _____________, 20__, by _____________________________, the _______________________ of _________________________________, a ___________________________ on behalf of said _____________________.

____
Notary Public

My commission expires:________________

(Notary Seal)

EXHIBIT D-5 MASTER LAND AND BUILDING LEASE

LA1 2336943

STATE OF _______________,

COUNTY OF ______________, TO WIT:

The foregoing instrument was acknowledged before me this ___ day of ______________, 20__, by ___________________________________, the __________________________ of _____________________________________, a _______________________________ on behalf of said ________________________.

____
Notary Public

My commission expires:_________________

(Notary Seal)

[SIGNATURES CONTINUE ON NEXT PAGE]

EXHIBIT D-5 MASTER LAND AND BUILDING LEASE

LA1 2336943

SELLER:

______________,
a ____________________

By:_____________________________

Date:_____________________________

STATE OF ______________,

COUNTY OF ______________, TO WIT:

The foregoing instrument was acknowledged before me this ___ day of ______________, 20__, by __________________________________, the ________________________ of ____________________________________, a ______________________________ on behalf of said _______________________.

____
Notary Public

My commission expires:_________________

(Notary Seal)

EXHIBIT D-5 MASTER LAND AND BUILDING LEASE

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EXHIBIT "A"

EXHIBIT D-5 MASTER LAND AND BUILDING LEASE

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EXHIBIT E

FORM OF LANDLORD ASSIGNMENT LEASE AGREEMENT

(See Attached)

EXHIBIT E MASTER LAND AND BUILDING LEASE

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INDIVIDUAL
LAND AND BUILDING LEASE

between

___________________,
a ________________________________,

as LANDLORD

and

MORGAN'S FOODS, INC.,
an Ohio corporation

as TENANT

_________________, 20___

INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

INDEX TO INDIVIDUAL LAND AND BUILDING LEASE

ARTICLE 1	DEMISE OF PREMISES	1
ARTICLE 2	TERM	2
ARTICLE 3	RENT	3
ARTICLE 4	USE	6
ARTICLE 5	PERFORMANCE OF OBLIGATIONS; ACCEPTANCE OF DEMISED PROPERTY	6
ARTICLE 6	ALTERATIONS	7
ARTICLE 7	REPAIRS AND MAINTENANCE	8
ARTICLE 8	COMPLIANCE WITH LAW	9
ARTICLE 9	DISCLAIMER AND INDEMNITIES	9
ARTICLE 10	INSURANCE	11
ARTICLE 11	DAMAGE OR DESTRUCTION	14
ARTICLE 12	EMINENT DOMAIN	14
ARTICLE 13	FINANCIAL COVENANTS OF TENANT	15
ARTICLE 14	[Intentionally Omitted]	17
ARTICLE 15	EVENTS OF DEFAULT	17
ARTICLE 16	FORCE MAJEURE	21
ARTICLE 17	NOTICES	21
ARTICLE 18	ACCESS	22
ARTICLE 19	SIGNS	23
ARTICLE 20	IMPROVEMENTS, BUILDING EQUIPMENT AND RESTAURANT EQUIPMENT	23
ARTICLE 21	END OF TERM; HOLDING OVER	24
ARTICLE 22	TENANT ASSIGNMENT AND SUBLETTING	25
ARTICLE 23	FINANCINGS	27
ARTICLE 24	ESTOPPEL CERTIFICATE	29
ARTICLE 25	RECORDING	29
ARTICLE 26	APPLICABLE LAW; WAIVER OF JURY TRIAL	30
ARTICLE 27	LIABILITY OF PARTIES	30
ARTICLE 28	ATTORNEYS' FEES; EXPENSES	31
ARTICLE 29	ENVIRONMENTAL	31
ARTICLE 30	LANDLORD ASSIGNMENT	33
ARTICLE 31	REPLACEMENTS	34
ARTICLE 32	[Intentionally Omitted]	38
ARTICLE 33	LANDLORD'S RIGHTS UNDER LEASE	38
ARTICLE 34	[Intentionally Omitted]	38
ARTICLE 35	[Intentionally Omitted]	38
ARTICLE 36	INTERPRETATION; MISCELLANEOUS	38

-i- INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

ARTICLE 37	QUIET ENJOYMENT SUBJECT TO DILIGENCE MATTERS	39
ARTICLE 38	NO MERGER OF TITLE	39
ARTICLE 39	ADDITIONAL CERTIFICATIONS, REPRESENTATIONS AND WARRANTIES	39
ARTICLE 40	BROKERS	40
ARTICLE 41	[STATE SPECIFIC PROVISIONS	40

-ii- INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

LANDLORD:

______________________________,
a ____________________________

______________________________	By: ______________________________
First Witness	Name: ______________________________
	Title: ______________________________
______________________________	
Printed Name of First Witness	
______________________________	
Second Witness	
______________________________	
Printed Name of Second Witness	

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

SCHEDULE 2

LIST OF FRANCHISE AGREEMENTS

[To be attached]

SCHEDULE 2 INDIVIDUAL LAND AND BUILDING LEASE

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EXHIBIT A

LEGAL DESCRIPTION OF DEMISED PROPERTY

EXHIBIT A INDIVIDUAL LAND AND BUILDING LEASE

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EXHIBIT B

FORM OF SNDA

EXHIBIT B INDIVIDUAL LAND AND BUILDING LEASE

LA1 2323019

EXHIBIT C

FORM OF TENANT'S ESTOPPEL CERTIFICATE

The undersigned, ________________________________, whose address is ___________ ________________________________ represents and certifies as follows:

1. The undersigned is the tenant ("**Tenant**") under that certain Individual Land and Building Lease dated _______________ with ____ as Landlord (the "**Lease**"), covering the property described therein (the "**Demised Property**").

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4. Tenant took possession of the Demised Property on or about ___________ ___, ___, and commenced paying rent on or about ___________ ___, ___. Tenant presently occupies the Demised Property and is paying rent on a current basis. No rent has been paid by Tenant in advance except for the monthly rental that became due on ________________________________, and a security deposit in the sum of US$________________________now held by Landlord in accordance with the terms of the Lease.

6. The Lease term commenced on _______, expires on ________________ _______, and there are no options to renew except: ______________________________.

9. Tenant has no right of first offer, right of first refusal, or option to purchase, with respect to the Demised Property[.][, except as set forth in Article [__] of the Lease].

EXHIBIT C INDIVIDUAL LAND AND BUILDING LEASE

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"TENANT"

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a ____________________________

By: ______________________________
Name: ______________________________
Title: ______________________________

EXHIBIT C INDIVIDUAL LAND AND BUILDING LEASE

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EXHIBIT D

FORM OF MEMORANDUM OF LEASE
(State Specific)

Space Above for Recorder's Use Only

DOCUMENT COVER SHEET

TITLE OF DOCUMENT: Memorandum of Lease

DATE OF DOCUMENT: _______________, 2011

GRANTOR: ___________________________
(Landlord)

Mailing Address: ____________________________
____

GRANTEE: _______________________________
(Tenant)

Mailing Address: ________________________________
____

LEGAL DESCRIPTION: See **Exhibit A**

REFERENCE BOOK & PAGE: _____________________________

EXHIBIT D INDIVIDUAL LAND AND BUILDING LEASE

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EXHIBIT "A"

EXHIBIT D INDIVIDUAL LAND AND BUILDING LEASE

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EXHIBIT F

INTENTIONALLY OMITTED

EXHIBIT F MASTER LAND AND BUILDING LEASE

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EXHIBIT G

ST. LOUIS PROPERTIES

Unit No.	Address	City	ST
305	3517 South Grand	St. Louis	MO
325	24 Woodlawn Drive	Leadington	MO

EXHIBIT G MASTER LAND AND BUILDING LEASE

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